Oppenheimer Bond Fund

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated April 30, 2002

         This Statement of Additional  Information is not a Prospectus.  This document contains additional information about the Fund and  supplements  information in the  Prospectus  dated April 30, 2002. It should be read together with the Prospectus.  You can obtain the Prospectus by writing to the Fund's Transfer Agent,  OppenheimerFunds Services, at
P.O. Box 5270,  Denver,  Colorado 80217,  or by calling the Transfer Agent at the toll-free  number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

The  investment  objective,  the  principal  investment  policies and the main risks of the Fund are  described in the
Prospectus.  This  Statement of Additional  Information  contains  supplemental  information  about those policies and risks and the types of securities  that the Fund's  investment  Manager,  OppenheimerFunds,  Inc.,  can select for the
Fund.  Additional  information  is also  provided  about the  strategies  that the Fund may use to try to achieve  its objectives.

The Fund's  Investment  Policies.  The composition of the Fund's  portfolio and the techniques and strategies that the
Manager may use in  selecting  portfolio  securities  will vary over time.  The Fund is not required to use all of the investment  techniques and strategies  described below in seeking its goal. It may use some of the special  investment techniques and strategies at some times or not at all.

         In selecting securities for the Fund's portfolio,  the Manager evaluates the merits of particular  securities primarily through the exercise of its own investment  analysis.  In the case of non-governmental  issues, that process may include,  among other things,  evaluation  of the issuer's  historical  operations,  prospects for the industry of which the issuer is part, the issuer's financial  condition,  its pending product developments and business (and those of  competitors),  the effect of general  market and economic  conditions on the issuer's  business,  and  legislative proposals that might affect the issuer.  In the case of foreign  issuers,  the Manager may consider  general  economic conditions,  the  conditions  of a  particular  country's  economy in  relation to the U.S.  economy or other  foreign economies,  general  political  conditions in a country or region,  the effect of taxes, the efficiencies and costs of particular markets (as well as their liquidity) and other factors.

         |X| Debt  Securities.  The Fund can invest in a variety of debt  securities  to seek its  objective.  Foreign debt securities are subject to the risks of foreign securities  described below. In general,  debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

              o Credit Risk.  Credit risk relates to the ability of the issuer to meet interest or principal  payments or both as they  become  due.  In  general,  lower-grade,  higher-yield  bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

         The Fund's investments  primarily are investment-grade debt securities and U.S. government  securities.  U.S.
government  securities,  although  unrated,  are  generally  considered  to be equivalent to securities in the highest rating categories.  Investment-grade  bonds are bonds rated at least "Baa" by Moody's Investors  Service,  Inc., or at least  "BBB" by  Standard  & Poor's  Rating  Service  or Fitch,  Inc.,  or that have  comparable  ratings  by  another nationally-recognized  rating  organization.  The Fund can also buy  non-investment-grade  debt  securities  (commonly referred to as "junk bonds").

         In making  investments  in debt  securities,  the  Manager  may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's  credit-worthiness.  If securities the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade  securities,  they must be judged by the
Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

              o  Interest  Rate  Risk.  Interest  rate risk  refers to the  fluctuations  in value of debt  securities resulting from the inverse  relationship  between price and yield. For example,  an increase in general interest rates will tend to reduce the market value of already-issued  debt securities,  and a decline in general interest rates will tend to increase their value. In addition,  debt securities having longer maturities tend to offer higher yields,  but are subject to  potentially  greater  fluctuations  in value from changes in interest  rates than  obligations  having shorter maturities.

         Fluctuations  in the market  value of debt  securities  after the Fund buys them will not affect the interest income  payable on those  securities  (unless the security  pays  interest at a variable  rate pegged to interest rate changes).  However, those price fluctuations will be reflected in the valuations of the securities,  and therefore the
Fund's net asset values will be affected by those fluctuations.

              o Special Risks of Lower-Grade Securities.  The Fund can invest in lower-grade debt securities.  Because lower-grade  securities  tend to offer  higher  yields  than  investment-grade  securities,  the Fund might  invest in lower-grade securities if the Manager is trying to achieve higher income.

         "Lower-grade"  debt  securities  are those rated  below  "investment  grade,"  which means they have a rating lower than "Baa" by Moody's or lower  than "BBB" by  Standard & Poor's or Fitch,  or similar  ratings by other  rating organizations.  If they are unrated,  and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities.

         Some of the special  credit risks of  lower-grade  securities  are discussed  below.  There is a greater risk that  the  issuer  may  default  on its  obligation  to pay  interest  or to  repay  principal  than  in the  case  of investment-grade  securities.  The issuer's low  creditworthiness  may increase the potential for its  insolvency.  An overall  decline in values in the high yield bond  market is also more  likely  during a period of a general  economic downturn.  An economic  downturn or an increase  in interest  rates could  severely  disrupt the market for high yield bonds,  adversely  affecting  the values of  outstanding  bonds as well as the  ability of issuers to pay  interest or repay  principal.  In the case of foreign  high yield  bonds,  these risks are in  addition  to the  special  risks of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

         To the extent they can be converted  into stock,  convertible  securities  may be less subject to some of the risks of volatility than  non-convertible  high yield bonds,  since stock may be more liquid and less affected by some of these risk factors.

         While  securities  rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are investment grade and are not  regarded  as  junk  bonds,  those  securities  may  be  subject  to  special  risks  and  have  some  speculative characteristics.  Definitions of the debt security  ratings  categories of Moody's,  Standard & Poor's,  and Fitch are included in Appendix A to this Statement of Additional Information.

         |X|  Mortgage-Related   Securities.   Mortgage-related   securities  are  a  form  of  derivative  investment
collateralized  by pools of commercial or residential  mortgages.  Pools of mortgage loans are assembled as securities for  sale  to  investors  by  government  agencies  or  entities  or by  private  issuers.  These  securities  include collateralized  mortgage  obligations  ("CMOs"),  mortgage  pass-through  securities,  stripped mortgage  pass-through securities,  interests  in  real  estate  mortgage  investment  conduits  ("REMICs")  and  other  real  estate-related securities.

         Mortgage-related  securities  that are issued or  guaranteed  by  agencies or  instrumentalities  of the U.S.
government  have  relatively  little  credit risk  (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

         As with other debt securities,  the prices of  mortgage-related  securities tend to move inversely to changes in interest  rates.  The Fund can buy  mortgage-related  securities  that have interest  rates that move  inversely to changes in general interest rates,  based on a multiple of a specific index.  Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

         In  periods  of  declining  interest  rates,   mortgages  are  more  likely  to  be  prepaid.   Therefore,  a
mortgage-related  security's  maturity  can be shortened  by  unscheduled  prepayments  on the  underlying  mortgages.
Therefore,  it is not possible to predict  accurately the  security's  yield.  The principal that is returned  earlier than  expected  may have to be  reinvested  in other  investments  having a lower  yield  than the  prepaid  security.
Therefore,  these  securities may be less effective as a means of "locking in" attractive  long-term  interest  rates, and they may have less  potential for  appreciation  during periods of declining  interest  rates,  than  conventional bonds with comparable stated maturities.

         Prepayment risks can lead to substantial  fluctuations in the value of a mortgage-related  security. In turn, this can affect the value of the Fund's shares. If a  mortgage-related  security has been purchased at a premium,  all or part of the premium the Fund paid may be lost if there is a decline in the market  value of the  security,  whether that  results  from  interest  rate  changes or  prepayments  on the  underlying  mortgages.  In the case of  stripped mortgage-related  securities, if they experience greater rates of prepayment than were anticipated,  the Fund may fail to recoup its initial investment on the security.

         During periods of rapidly rising  interest  rates,  prepayments of  mortgage-related  securities may occur at slower than expected  rates.  Slower  prepayments  effectively  may lengthen a  mortgage-related  security's  expected maturity.  Generally,  that would cause the value of the security to fluctuate  more widely in responses to changes in interest rates.  If the prepayments on the Fund's  mortgage-related  securities were to decrease  broadly,  the Fund's sensitivity to interest rate changes would increase.

         As with other debt securities,  the values of  mortgage-related  securities may be affected by changes in the market's  perception of the  creditworthiness  of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

              o Collateralized  Mortgage Obligations.  Collateralized  mortgage obligations or "CMOs," are multi-class bonds that are backed by pools of mortgage loans or mortgage  pass-through  certificates.  They may be  collateralized by:
(1)      pass-through  certificates  issued or guaranteed by Government  National Mortgage  Association  (Ginnie Mae),
                        Federal National Mortgage  Association (Fannie Mae), or Federal Home Loan Mortgage Corporation
                        (Freddie Mac),
(2)      unsecuritized  mortgage loans insured by the Federal Housing  Administration  or guaranteed by the Department of Veterans' Affairs,
(3)      unsecuritized conventional mortgages,
(4)      other mortgage-related securities, or
(5)      any combination of these.

         Each  class of CMO,  referred  to as a  "tranche,"  is  issued  at a  specific  coupon  rate and has a stated
maturity or final  distribution  date.  Principal  prepayments  on the  underlying  mortgages  may cause the CMO to be retired  much  earlier  than the stated  maturity  or final  distribution  date.  The  principal  and  interest on the underlying  mortgages may be allocated  among the several  classes of a series of a CMO in different ways. One or more tranches may have coupon  rates that reset  periodically  at a specified  increase  over an index.  These are floating rate CMOs,  and typically have a cap on the coupon rate.  Inverse  floating rate CMOs have a coupon rate that moves in the reverse  direction to an applicable  index.  The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

         |X| U.S.  Government  Securities.  These are  securities  issued or guaranteed by the U.S.  Treasury or other
U.S.  government  agencies  or  federally-chartered   corporate  entities  referred  to  as  "instrumentalities."  The obligations  of U.S.  government  agencies  or  instrumentalities  in  which  the Fund  can  invest  may or may not be guaranteed or supported by the "full faith and credit" of the United States.  "Full faith and credit" means  generally that the taxing power of the U.S.  government  is pledged to the payment of interest  and  repayment of principal on a security.  If a security is not backed by the full faith and credit of the United  States,  the owner of the  security must look  principally to the agency  issuing the  obligation  for repayment.  The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

              o U.S.  Treasury  Obligations.  These include  Treasury bills (which have maturities of one year or less when  issued),  Treasury  notes (which have  maturities  of more than one year and up to ten years when  issued),  and
Treasury  bonds (which have  maturities of more than ten years when  issued).  Treasury  securities  are backed by the full faith and credit of the United States as to timely  payments of interest and repayments of principal.  Other U.S.
Treasury  obligations  the Fund can buy  include U. S.  Treasury  securities  that have been  "stripped"  by a Federal
Reserve Bank,  zero-coupon U.S.  Treasury  securities  described below, and Treasury  Inflation-Protection  Securities
("TIPS").

              o Obligations  Issued or  Guaranteed by U.S.  Government  Agencies or  Instrumentalities.  These include direct obligations and  mortgage-related  securities that have different levels of credit support from the government.
Some are  supported  by the full  faith and  credit  of the U.S.  government,  such as  Government  National  Mortgage
Association  pass-through  mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain  circumstances,  such as Federal National Mortgage  Association  bonds.
Others  are  supported  only by the  credit of the  entity  that  issued  them,  such as  Federal  Home Loan  Mortgage
Corporation obligations.

              o  Mortgage-Related  U.S.  Government  Securities.  These include  interests in pools of  residential or commercial  mortgages,  in  the  form  of  collateralized  mortgage  obligations  and  other  "pass-through"  mortgage securities.  CMOs that are U.S.  government  securities  have  collateral to secure payment of interest and principal.
They may be issued in different series with different  interest rates and maturities.  The collateral is either in the form of mortgage  pass-through  certificates  issued or guaranteed  by a U.S.  agency or  instrumentality  or mortgage loans  insured  by a U.S.  government  agency.  The  Fund can have  significant  amounts  of its  assets  invested  in mortgage-related U.S. government securities.

         The prices and yields of CMOs are determined,  in part, by assumptions  about the cash flows from the rate of payments of the underlying  mortgages.  Changes in interest rates may cause the rate of expected  prepayments of those mortgages to change.  In general,  prepayments  increase when general  interest  rates fall and decrease when interest rates rise.

         If  prepayments  of mortgages  underlying a CMO occur faster than  expected  when  interest  rates fall,  the market  value  and  yield of the CMO will be  reduced.  Additionally,  the Fund may have to  reinvest  the  prepayment proceeds in other securities paying interest at lower rates, which could reduce the Fund's yield.

         When interest  rates rise rapidly,  if prepayments  occur more slowly than expected,  a short- or medium-term
CMO can in effect become a long-term  security,  subject to greater  fluctuations  in value.  These are the prepayment risks  described  above and can make the  prices of CMOs very  volatile  when  interest  rates  change.  The prices of longer-term debt securities tend to fluctuate more than those of shorter-term  debt  securities.  That volatility will affect the Fund's share prices.

                  o Commercial  (Privately-Issued)  Mortgage  Related  Securities.  The Fund can invest in  commercial mortgage-related  securities  issued by  private  entities.  Generally  these  are  multi-class  debt or  pass-through certificates  secured by mortgage loans on commercial  properties.  They are subject to the credit risk of the issuer.
These  securities  typically are structured to provide  protection to investors in senior classes from possible losses on the  underlying  loans.  They do so by having  holders  of  subordinated  classes  take the first loss if there are defaults  on the  underlying  loans.  They may also be  protected  to some  extent  by  guarantees,  reserve  funds or additional collateralization mechanisms.

              |X|  Asset-Backed  Securities.  Asset-backed  securities  are  fractional  interests in pools of assets, typically  accounts  receivable or consumer loans. They are issued by trusts or  special-purpose  corporations.  These securities  are subject to  prepayment  risks and the risk of default by the issuer as well as by the borrowers of the underlying  loans in the pool. They are similar to  mortgage-backed  securities,  described above, and are backed by a pool of assets that consist of  obligations  of individual  borrowers.  The income from the pool is passed  through to the holders of participation  interest in the pools. The pools may offer a credit  enhancement,  such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due.

         The value of an  asset-backed  security  is  affected  by changes  in the  market's  perception  of the asset backing the security,  the  creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial  institution  providing any credit enhancement,  and is also affected if any credit enhancement has been exhausted.  The risks of investing in asset-backed  securities are ultimately  related to payment of consumer loans by the individual  borrowers.  As a purchaser of an asset-backed  security,  the Fund would generally have no recourse to the entity  that  originated  the loans in the event of default by a  borrower.  The  underlying  loans are subject to prepayments,  which may shorten the weighted  average life of asset-backed  securities and may lower their return,  in the same manner as in the case of mortgage-backed securities and CMOs, described above.

         |X|  Participation  Interests.  The Fund  can  invest  in  participation  interests,  subject  to the  Fund's limitation on investments in illiquid  investments.  A participation  interest is an undivided interest in a loan made by the issuing  financial  institution in the proportion  that the buyer's  participation  interest bears to the total principal  amount of the loan.  Not more than 5% of the Fund's net assets can be invested in  participation  interests of the same  borrower.  The issuing  financial  institution  may have no  obligation to the Fund other than to pay the
Fund the proportionate amount of the principal and interest payments it receives.

         Participation  interests are primarily  dependent  upon the  creditworthiness  of the borrowing  corporation, which is obligated to make  payments of principal  and interest on the loan.  There is a risk that a borrower may have difficulty  making  payments.  If a borrower  fails to pay scheduled  interest or principal  payments,  the Fund could experience  a reduction  in its income.  The value of that  participation  interest  might also  decline,  which could affect  the net  asset  value of the  Fund's  shares.  If the  issuing  financial  institution  fails to  perform  its obligations under the participation  agreement,  the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

         |X| Foreign  Securities.  "Foreign  securities"  include equity and debt  securities  issued or guaranteed by companies  organized  under  the laws of  countries  other  than the  United  States  and debt  securities  issued  or guaranteed by governments  other than the U.S.  government or by foreign  supra-national  entities,  such as the World
Bank.  Those  securities may be traded on foreign  securities  exchanges or in the foreign  over-the-counter  markets.
Securities  denominated  in  foreign  currencies  issued  by  U.S.  companies  are  also  considered  to  be  "foreign securities."  The Fund expects to have investments in foreign securities as part of its normal investment strategy.

         Securities of foreign  issuers that are represented by American  Depository  Receipts or that are listed on a
U.S. securities exchange or traded in the U.S.  over-the-counter  markets are not considered "foreign  securities" for the purpose of the Fund's investment  allocations,  because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Investing in foreign  securities offers potential  benefits not available from investing solely in securities of  domestic  issuers.  They  include  the  opportunity  to invest in  foreign  issuers  that  appear to offer  income potential,  or in foreign  countries with economic policies or business cycles different from those of the U.S., or to reduce  fluctuations  in  portfolio  value by taking  advantage  of foreign  securities  markets that do not move in a manner parallel to U.S.  markets.  The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

              o  Foreign  Debt  Obligations.  The debt  obligations  of a  foreign  government  and its  agencies  and instrumentalities  may or may not be  supported by the full faith and credit of the foreign  government.  The Fund can buy  securities  issued by certain  "supra-national"  entities,  which  include  entities  designated  or supported by governments to promote  economic  reconstruction  or  development,  international  banking  organizations  and related government  agencies.  Examples are the International  Bank for  Reconstruction  and Development  (commonly called the
"World Bank"), the Asian Development bank and the Inter-American Development Bank.

         The governmental  members of these  supra-national  entities are  "stockholders"  that typically make capital contributions  and may be  committed to make  additional  capital  contributions  if the entity is unable to repay its borrowings.  A  supra-national  entity's  lending  activities  may be limited to a  percentage  of its total  capital, reserves and net income.  There can be no assurance that the constituent  foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

         The Fund can  invest  in U.S.  dollar-denominated  "Brady  Bonds."  These  foreign  debt  obligations  may be fixed-rate par bonds or floating-rate  discount bonds.  They are generally  collateralized  in full as to repayment of principal at maturity by U.S. Treasury  zero-coupon  obligations that have the same maturity as the Brady Bonds. Brady
Bonds can be viewed as having three or four valuation  components:  (i) the  collateralized  repayment of principal at final maturity;  (ii) the collateralized  interest payments;  (iii) the uncollateralized  interest payments;  and (iv)
any  uncollateralized  repayment of principal at maturity.  Those  uncollateralized  amounts constitute what is called the "residual risk."

         If there is a default on collateralized  Brady Bonds resulting in acceleration of the payment  obligations of the issuer,  the  zero-coupon  U.S.  Treasury  securities  held as collateral for the payment of principal will not be distributed to investors,  nor will those obligations be sold to distribute the proceeds.  The collateral will be held by the collateral  agent to the scheduled  maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain  outstanding,  and the face amount of the  collateral  will equal the principal  payments which would have then been due on the Brady  Bonds in the normal  course.  Because of the  residual  risk of Brady  Bonds and the history of defaults  with  respect to  commercial  bank loans by public and private  entities of countries  issuing  Brady Bonds,
Brady Bonds are considered speculative investments.

         Because  the Fund can  purchase  securities  denominated  in foreign  currencies,  a change in the value of a foreign  currency  against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution.  Because a portion of the Fund's investment income may be received in foreign currencies,  the Fund will be required to compute its income in U.S.  dollars for  distribution  to  shareholders,  and  therefore  the Fund will absorb the cost of currency  fluctuations.  After the Fund has distributed income,  subsequent foreign currency losses may result in the Fund's  having  distributed  more  income in a  particular  fiscal  period than was  available  from investment income, which could result in a return of capital to shareholders.

              o Risks of Foreign  Investing.  Investments in foreign  securities may offer special  opportunities  for investing but also present special additional risks and  considerations  not typically  associated with investments in domestic securities. Some of these additional risks are:

o        reduction of income by foreign taxes;
o        fluctuation  in value of foreign  investments  due to changes in currency rates or currency  devaluation,  or currency control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting,  auditing and financial  reporting  standards in foreign countries  comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased  risks of delays in  settlement of portfolio  transactions  or loss of  certificates  for portfolio securities;
o        possibilities  in some countries of  expropriation,  confiscatory  taxation,  political,  financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

         In the past,  U.S.  government  policies  have  discouraged  certain  investments  abroad by U.S.  investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

              o Special  Risks of Emerging  Markets.  Emerging and  developing  markets  abroad may also offer special opportunities  for investing  but have greater risks than more  developed  foreign  markets,  such as those in Europe,
Canada,  Australia,  New  Zealand  and  Japan.  There may be even less  liquidity  in their  securities  markets,  and settlements  of purchases and sales of securities  may be subject to  additional  delays.  They are subject to greater risks of limitations  on the  repatriation  of income and profits  because of currency  restrictions  imposed by local governments.  Those  countries may also be subject to the risk of greater  political and economic  instability,  which can greatly  affect the  volatility  of prices of  securities  in those  countries.  The Manager will  consider  these factors when  evaluating  securities in these markets,  and the Fund currently does not expect to invest a substantial portion of its assets in emerging markets.

Other  Investment  Techniques and Strategies.  In seeking its objective,  the Fund may from time to time use the types of investment  strategies and investments  described  below. It is not required to use all of these  strategies at all times, and at times may not use them.

         |X| Zero-Coupon  Securities.  The Fund can buy zero-coupon and  delayed-interest  securities,  and "stripped"
securities.  Stripped  securities are debt securities  whose interest coupons are separated from the security and sold separately.  The Fund can buy different types of zero-coupon or stripped securities,  including, among others, foreign debt  securities and U.S.  Treasury notes or bonds that have been stripped of their interest  coupons,  U.S.  Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.
         Zero-coupon  securities  do not make  periodic  interest  payments and are sold at a deep discount from their face value. The buyer  recognizes a rate of return  determined by the gradual  appreciation of the security,  which is redeemed at face value on a specified  maturity date. This discount  depends on the time remaining until maturity,  as well as  prevailing  interest  rates,  the  liquidity  of the security  and the credit  quality of the issuer.  In the absence of threats to the issuer's credit quality,  the discount typically  decreases as the maturity date approaches.
Some zero-coupon  securities are convertible,  in that they are zero-coupon  securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because  zero-coupon  securities pay no interest and compound  semi-annually at the rate fixed at the time of their issuance,  their value is generally more volatile than the value of other debt securities.  Their value may fall more dramatically  than the value of  interest-bearing  securities when interest rates rise. When prevailing  interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         The  Fund's  investment  in  zero-coupon  securities  may  cause  the  Fund  to  recognize  income  and  make distributions  to shareholders  before it receives any cash payments on the zero-coupon  investment.  To generate cash to satisfy those  distribution  requirements,  the Fund may have to sell portfolio  securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X|  "Stripped"  Mortgage-Related  Securities.  The Fund can invest in stripped  mortgage-related  securities that are created by segregating  the cash flows from  underlying  mortgage loans or mortgage  securities to create two or more new securities.  Each has a specified percentage of the underlying  security's principal or interest payments.
These are a form of derivative investment.

         Mortgage  securities may be partially  stripped so that each class receives some interest and some principal.
However,  they may be completely  stripped.  In that case all of the interest is distributed to holders of one type of security,  known as an  "interest-only"  security,  or "I/O," and all of the  principal is  distributed  to holders of another  type of  security,  known as a  "principal-only"  security or "P/O."  Strips can be created for pass  through certificates or CMOs.

         The yields to maturity of I/Os and P/Os are very sensitive to principal  repayments  (including  prepayments)
on the  underlying  mortgages.  If the  underlying  mortgages  experience  greater  than  anticipated  prepayments  of principal,  the Fund might not fully recoup its  investment in an I/O based on those assets.  If underlying  mortgages experience  less than  anticipated  prepayments  of  principal,  the  yield on the P/Os  based on them  could  decline substantially.

         |X| Floating Rate and Variable Rate  Obligations.  Variable rate  obligations  may have a demand feature that allows the Fund to tender the  obligation to the issuer or a third party prior to its  maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

         The interest rate on a floating rate note is adjusted  automatically  according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S.  Treasury Bill rate, or some other standard.  The instrument's rate is adjusted  automatically  each time the base rate is  adjusted.  The interest  rate on a variable  rate note is also based on a stated  prevailing  market  rate but is adjusted  automatically  at  specified  intervals.  Generally,  the changes in the interest  rate on such  securities  reduce the  fluctuation  in their market value.  As interest  rates decrease or  increase,  the  potential  for capital  appreciation  or  depreciation  is less than that for  fixed-rate obligations  of the same  maturity.  The  Manager  may  determine  that an  unrated  floating  rate or  variable  rate obligation  meets the Fund's quality  standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating  rate and  variable  rate  demand  notes that have a stated  maturity in excess of one year may have features  that permit the holder to recover the principal  amount of the  underlying  security at specified  intervals not  exceeding  one year and upon no more  than 30 days'  notice.  The  issuer  of that  type of note  normally  has a corresponding  right in its discretion,  after a given period, to prepay the outstanding  principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

         Step-coupon  bonds have a coupon interest rate that changes  periodically  during the life of the security on predetermined dates that are set when the security is issued.

         |X| "When-Issued" and "Delayed-Delivery"  Transactions.  The Fund may invest in securities on a "when-issued"
basis and may purchase or sell securities on a  "delayed-delivery"  basis.  When-issued and delayed-delivery are terms that refer to securities  whose terms and indenture  are  available and for which a market  exists,  but which are not available for immediate delivery.

         When such  transactions are negotiated,  the price (which is generally  expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the  securities  take place at a later date. The securities are subject to change in value from market  fluctuations  during the period  until  settlement.  The value at delivery may be less than the purchase  price.  For example,  changes in interest rates in a direction other than that expected by the Manager before  settlement  will affect the value of such  securities and may cause a loss to the Fund.  During the period between  purchase and settlement,  no payment is made by the Fund to the issuer and no interest  accrues to the Fund from the investment until it receives the security at settlement.

         The Fund may engage in when-issued  transactions  to secure what the Manager  considers to be an advantageous price  and  yield  at the  time  the  obligation  is  entered  into.  When  the  Fund  enters  into a  when-issued  or delayed-delivery  transaction,  it relies on the other party to  complete  the  transaction.  Its failure to do so may cause the Fund to lose the  opportunity  to obtain  the  security  at a price and yield the  Manager  considers  to be advantageous.

         When the Fund  engages  in  when-issued  and  delayed-delivery  transactions,  it does so for the  purpose of acquiring or selling  securities  consistent  with its investment  objective and policies or for delivery  pursuant to options  contracts it has entered into, and not for the purpose of investment  leverage.  Although the Fund will enter into  delayed-delivery  or when-issued  purchase  transactions to acquire  securities,  it may dispose of a commitment prior to  settlement.  If the Fund  chooses to dispose of the right to  acquire a  when-issued  security  prior to its acquisition  or to dispose of its right to delivery or receive  against a forward  commitment,  it may incur a gain or loss.

         At  the  time  the  Fund  makes  the  commitment  to  purchase  or  sell  a  security  on  a  when-issued  or delayed-delivery  basis, it records the  transaction on its books and reflects the value of the security  purchased in determining the Fund's net asset value. In a sale transaction,  it records the proceeds to be received.  The Fund will identify on its books  liquid  assets at least equal in value to the value of the Fund's  purchase  commitments  until the Fund pays for the investment.

         When-issued  and  delayed-delivery  transactions  can be used by the Fund as a defensive  technique  to hedge against  anticipated  changes in interest  rates and prices.  For instance,  in periods of rising  interest  rates and falling  prices,  the Fund might sell  securities in its portfolio on a forward  commitment  basis to attempt to limit its exposure to anticipated  falling prices.  In periods of falling  interest rates and rising prices,  the Fund might sell portfolio  securities and purchase the same or similar securities on a when-issued or  delayed-delivery  basis to obtain the benefit of currently higher cash yields.

         |X| Repurchase Agreements.  The Fund can acquire securities subject to repurchase agreements.  It might do so for liquidity  purposes to meet  anticipated  redemptions  of Fund shares,  or pending the  investment of the proceeds from  sales of Fund  shares,  or pending  the  settlement  of  portfolio  securities  transactions,  or for  temporary defensive purposes.

         In a repurchase  transaction,  the Fund buys a security from, and  simultaneously  resells it to, an approved vendor for delivery on an  agreed-upon  future date.  The resale  price  exceeds the purchase  price by an amount that reflects an agreed-upon  interest rate  effective for the period during which the  repurchase  agreement is in effect.
Approved vendors include U.S.  commercial  banks,  U.S.  branches of foreign banks, or  broker-dealers  that have been designated as primary dealers in government  securities.  They must meet credit  requirements  set by the Manager from time to time.

         The  majority of these  transactions  run from day to day,  and  delivery  pursuant  to the resale  typically occurs  within  one to five days of the  purchase.  Repurchase  agreements  having a  maturity  beyond  seven days are subject to the Fund's  limits on holding  illiquid  investments.  The Fund will not enter into a repurchase  agreement that causes more than 10% of its net assets to be subject to  repurchase  agreements  having a maturity  beyond  seven days.  There is no limit on the amount of the Fund's net assets that may be subject to  repurchase  agreements  having maturities of seven days or less for defensive purposes.

         Repurchase  agreements,  considered  "loans"  under the  Investment  Company Act, are  collateralized  by the underlying security.  The Fund's repurchase  agreements require that at all times while the repurchase agreement is in effect,  the value of the collateral must equal or exceed the repurchase  price to fully  collateralize  the repayment obligation.  However,  if the vendor fails to pay the resale price on the delivery  date,  the Fund may incur costs in disposing  of the  collateral  and may  experience  losses if there is any delay in its  ability to do so. The Manager will  monitor the vendor's  creditworthiness  to confirm that the vendor is  financially  sound and will  continuously monitor the collateral's value.

         |X| Illiquid and Restricted  Securities.  Under the policies and  procedures  established by the Fund's Board of Trustees,  the Manager  determines the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not  registered  under the  Securities  Act of 1933, the Fund may have to cause those  securities to be registered.  The expenses of registering  restricted  securities may be negotiated by the Fund with the issuer at the time the Fund buys the  securities.  When the Fund must arrange  registration  because the Fund wishes to sell the  security,  a  considerable  period may elapse  between  the time the  decision is made to sell the security  and the time the  security  is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The  Fund  may  also  acquire  restricted  securities  through  private  placements.  Those  securities  have contractual  restrictions  on their public resale.  Those  restrictions  may make it more difficult to value them, and might limit the Fund's  ability to dispose of the  securities  and might lower the amount the Fund could  realize upon the sale.

         The Fund has  limitations  that apply to purchases of  restricted  securities,  as stated in the  Prospectus.
Those  percentage  restrictions  do not  limit  purchases  of  restricted  securities  that are  eligible  for sale to qualified  institutional  purchasers  under Rule 144A of the  Securities  Act of 1933, if those  securities  have been determined  to be liquid by the Manager  under  Board-approved  guidelines.  Those  guidelines  take into  account the trading  activity for such securities and the availability of reliable pricing  information,  among other factors.  If there is a lack of trading  interest in a particular  Rule 144A security,  the Fund's holdings of that security may be considered to be illiquid.

         Illiquid  securities  include  repurchase  agreements  maturing  in more than  seven  days and  participation interests that do not have puts exercisable within seven days.

         |X| Forward  Rolls.  The Fund can enter into "forward  roll"  transactions  with respect to  mortgage-related securities.  In this type of transaction,  the Fund sells a  mortgage-related  security to a buyer and  simultaneously agrees to  repurchase a similar  security  (the same type of security,  and having the same coupon and  maturity) at a later date at a set price.  The  securities  that are  repurchased  will have the same interest rate as the securities that are sold,  but typically  will be  collateralized  by different  pools of mortgages  (with  different  prepayment histories)  than the securities  that have been sold.  Proceeds from the sale are invested in short-term  instruments, such as repurchase  agreements.  The income from those  investments,  plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

         The Fund will only enter into "covered"  rolls. To assure its future payment of the purchase price,  the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

         These  transactions have risks.  During the period between the sale and the repurchase,  the Fund will not be entitled to receive  interest and principal  payments on the  securities  that have been sold. It is possible that the market  value of the  securities  the Fund  sells  might  decline  below the price at which the Fund is  obligated  to repurchase securities.

         |X|  Investments  in Equity  Securities.  Under  normal  market  conditions  the Fund can invest a portion of assets in common stocks,  preferred  stocks,  warrants (which might be acquired as part of a "unit" of securities that includes debt securities) and convertible debt securities,  which in some cases are considered  "equity  equivalents."
However,  it does not currently  anticipate  investing  significant amounts of its assets in equity securities as part of its normal  investment  strategy.  Certain  equity  securities  may be selected  because they may provide  dividend income.

                  o Risks of Investing  in Stocks.  Stocks  fluctuate in price,  and their  short-term  volatility  at times may be great. To the extent that the Fund invests in equity  securities,  the value of the Fund's portfolio will be affected by changes in the stock markets.  Market risk can affect the Fund's net asset value per share,  which will fluctuate as the values of the Fund's portfolio  securities  change.  The prices of individual  stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

         Other factors can affect a particular  stock's price,  such as poor earnings  reports by the issuer,  loss of major customers,  major litigation  against the issuer, or changes in government  regulations  affecting the issuer or its industry.

         The Fund can invest in  securities  of large  companies  and mid-size  companies,  but may also buy stocks of small companies, which may have more volatile stock prices than large companies.

                  o  Convertible  Securities.  While  some  convertible  securities  are a form of debt  security,  in certain cases their conversion  feature  (allowing  conversion into equity  securities)  causes them to be regarded by the Manager more as "equity  equivalents."  As a result,  the rating  assigned to the security  might have less impact on the  Manager's  investment  decision with respect to  convertible  securities  than in the case of  non-convertible fixed-income  securities.  Convertible  debt  securities  are  subject to the  credit  risks and  interest  rate risks described above in "Debt Securities."

         The value of a convertible  security is a function of its "investment  value" and its "conversion  value." If the  investment  value  exceeds the  conversion  value,  the  security  will behave more like a debt  security and the security's  price will likely  increase  when  interest  rates fall and  decrease  when  interest  rates rise.  If the conversion value exceeds the investment  value,  the security will behave more like an equity security.  In that case, it will likely sell at a premium  over its  conversion  value and its price will tend to fluctuate  directly  with the price of the underlying security.

         To  determine  whether  convertible  securities  should be  regarded  as "equity  equivalents,"  the  Manager examines the following factors:

(1)      whether,  at the option of the  investor,  the  convertible  security can be exchanged  for a fixed number of shares of common stock of the issuer,
(2)      whether the issuer of the  convertible  securities  has  restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3)      the extent to which the convertible  security may be a defensive "equity  substitute,"  providing the ability to participate in any appreciation in the price of the issuer's common stock.

         |_| Rights and Warrants.  Warrants  basically are options to purchase  equity  securities at specific  prices valid for a specific  period of time.  Their prices do not  necessarily  move parallel to the prices of the underlying securities.  Rights are similar to warrants,  but normally have a short duration and are  distributed  directly by the issuer to its  shareholders.  Rights and warrants have no voting rights,  receive no dividends and have no rights with respect to the assets of the issuer.

         |_| Preferred  Stocks.  Preferred  stock,  unlike common stock,  has a stated  dividend rate payable from the corporation's  earnings.  Preferred stock  dividends may be cumulative or  non-cumulative,  participating,  or auction rate.  "Cumulative"  dividend  provisions  require  all or a  portion  of prior  unpaid  dividends  to be paid  before dividends can be paid on the issuer's common stock.  Preferred stock may be  "participating"  stock,  which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

         If interest rates rise, the fixed dividend on preferred stocks may be less  attractive,  causing the price of preferred  stocks to decline.  Preferred  stock may have  mandatory  sinking fund  provisions,  as well as  provisions allowing  calls or  redemptions  prior to maturity,  which also have a negative  impact on prices when interest  rates decline.  The rights of preferred stock on  distribution  of a corporation's  assets in the event of a liquidation are generally  subordinate to the rights associated with a corporation's debt securities.  Preferred stock generally has a preference  over  common  stock on the  distribution  of a  corporation's  assets in the event of  liquidation  of the corporation.

         |X| Loans of  Portfolio  Securities.  To raise cash for income or liquidity  purposes,  the Fund can lend its portfolio  securities to brokers,  dealers and other types of financial  institutions  approved by the Fund's Board of
Trustees.

         These  loans are limited to not more than 25% of the value of the Fund's  total  assets.  The Fund  currently does not intend to engage in loans of  securities,  but if it does so,  such  loans  will not likely  exceed 5% of the
Fund's total assets.

         There are some risks in connection with securities  lending.  The Fund might  experience a delay in receiving additional  collateral  to secure a loan, or a delay in recovery of the loaned  securities  if the borrower  defaults.
The Fund must receive collateral for a loan. Under current applicable  regulatory  requirements  (which are subject to change),  on each business day the loan  collateral must be at least equal to the value of the loaned  securities.  It
must  consist  of  cash,  bank  letters  of  credit  or  securities  of  the  U.S.   government  or  its  agencies  or
instrumentalities,  or other  cash  equivalents  in  which  the Fund is  permitted  to  invest.  To be  acceptable  as collateral,  letters of credit must obligate a bank to pay amounts  demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

         When it  lends  securities,  the  Fund  receives  amounts  equal  to the  dividends  or  interest  on  loaned securities.  It also receives one or more of (a) negotiated  loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities  purchased with such loan  collateral.  Either type of interest may be  shared  with the  borrower.  The Fund may also pay  reasonable  finder's,  custodian  and  administrative  fees in connection  with these loans.  The terms of the Fund's  loans must meet  applicable  tests under the Internal  Revenue
Code and  must  permit  the  Fund to  reacquire  loaned  securities  on five  days'  notice  or in time to vote on any important matter.

         |X|  Money  Market  Instruments.  The  following  is a brief  description  of the  types of the  U.S.  dollar denominated  money market  securities  the Fund can invest in. Money market  securities are  high-quality,  short-term debt  instruments  that may be issued by the U.S.  government,  corporations,  banks or other entities.  They may have fixed, variable or floating interest rates.

              o U.S. Government  Securities.  These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, described above.

              o Bank Obligations.  The Fund can buy time deposits,  certificates of deposit and bankers'  acceptances.
They must be:

                 o  obligations  issued or  guaranteed by a domestic  bank  (including a foreign  branch of a domestic bank) having total assets of at least U.S. $1 billion, or
o        obligations of a foreign bank with total assets of at least U.S. $1 billion.

         "Banks" include commercial banks,  savings banks and savings and loan  associations,  which may or may not be members of the Federal Deposit Insurance Corporation.

              o Commercial  Paper.  The Fund can invest in commercial paper if it is rated within the top three rating categories of Standard & Poor's and Moody's or other rating organizations.

         If the paper is not rated,  it may be  purchased if the Manager  determines  that it is  comparable  to rated commercial paper in the top three rating categories of national rating organizations.

         The Fund can buy commercial paper, including U.S.  dollar-denominated  securities of foreign branches of U.S.
banks,  issued by other  entities if the  commercial  paper is  guaranteed  as to  principal  and  interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

                  o Variable  Amount Master Demand Notes.  Master demand notes are corporate  obligations  that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct  arrangements  between the
Fund,  as lender,  and the  borrower.  They permit daily  changes in the amounts  borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount  provided by the note  agreement,  or to decrease the amount.  The borrower may prepay up to the full amount of the note without penalty.  These notes may or may not be backed by bank letters of credit.

         Because  these notes are direct  lending  arrangements  between the lender and  borrower,  it is not expected that there  will be a trading  market for them.  There is no  secondary  market  for these  notes,  although  they are redeemable (and thus are immediately  repayable by the borrower) at principal amount,  plus accrued  interest,  at any time.  Accordingly,  the Fund's  right to redeem  such notes is  dependent  upon the  ability of the  borrower  to pay principal and interest on demand.

         The Fund has no  limitations  on the type of issuer  from whom these  notes will be  purchased.  However,  in connection  with such  purchases and on an ongoing basis,  the Manager will consider the earning power,  cash flow and other liquidity ratios of the issuer,  and its ability to pay principal and interest on demand,  including a situation in which all holders of such notes made demand  simultaneously.  Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities,  described in the Prospectus.  Currently,  the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

         |X|  Derivatives.  The Fund can invest in a variety of derivative  investments  to seek income or for hedging purposes.  Some derivative  investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.

         Among the  derivative  investments  the Fund can invest in are  "index-linked"  or  "currency-linked"  notes.
Principal  and/or  interest  payments  on  index-linked  notes  depend  on the  performance  of an  underlying  index.
Currency-indexed  securities are typically  short-term or intermediate-term  debt securities.  Their value at maturity or the rates at which they pay income are  determined  by the change in value of the U.S.  dollar  against one or more foreign  currencies or an index. In some cases,  these securities may pay an amount at maturity based on a multiple of the amount of the relative currency  movements.  This type of index security offers the potential for increased income or  principal  payments but at a greater  risk of loss than a typical  debt  security of the same  maturity and credit quality.

         Other  derivative  investments the Fund can use include "debt  exchangeable for common stock" of an issuer or
"equity-linked  debt  securities"  of an issuer.  At maturity,  the debt security is exchanged for common stock of the issuer or it is payable in an amount  based on the price of the issuer's  common  stock at the time of maturity.  Both alternatives  present a risk that the amount  payable at maturity will be less than the  principal  amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

         |X| Hedging.  The Fund can use hedging  instruments  although it is not  obligated to use them in seeking its objective.  To attempt to protect against declines in the market value of the Fund's portfolio,  to permit the Fund to retain  unrealized  gains in the value of  portfolio  securities  which have  appreciated,  or to  facilitate  selling securities for investment reasons, the Fund could:
o        sell futures contracts,
o        buy puts on futures or on securities, or
o        write covered calls on securities or futures.  Covered calls may also be used to increase the Fund's  income, but the Manager does not expect to engage extensively in that practice.

         The Fund can use hedging to  establish  a position in the  securities  market as a temporary  substitute  for purchasing  particular  securities.  In that case,  the Fund would  normally seek to purchase the  securities and then terminate  that  hedging  position.  The Fund might also use this type of hedge to  attempt  to  protect  against  the possibility that its portfolio  securities would not be fully included in a rise in value of the market.  To do so the
Fund could:
o        buy futures, or
o        buy calls on futures or on securities.

         The Fund is not  obligated  to use  hedging  instruments,  even  though  it is  permitted  to use them in the
Manager's  discretion,  as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's  activities in the underlying cash market.  The particular  hedging  instruments the Fund can use are described  below.  The Fund may employ new hedging  instruments  and strategies  when they are  developed,  if those  investment  methods are consistent with the Fund's  investment  objective and are permissible  under applicable regulations governing the Fund.

                  o Futures.  The Fund can buy and sell futures  contracts  that relate to (1)  broadly-based  bond or other  security  indices (these are referred to as "financial  futures"),  (2)  commodities  (these are referred to as
"commodity  futures"),  (3) debt  securities  (these are  referred to as  "interest  rate  futures"),  and (4) foreign currencies (these are referred to as "forward contracts").

         A  broadly-based  stock index is used as the basis for  trading  stock index  futures.  In some cases,  these futures may be based on stocks of issuers in a  particular  industry  or group of  industries.  A stock index  assigns relative values to the securities  included in the index and its value  fluctuates in response to the changes in value of the  underlying  securities.  A stock index cannot be purchased or sold  directly.  Bond index  futures are similar contracts  based on the future value of the basket of securities  that comprise the index.  These  contracts  obligate the seller to deliver,  and the purchaser to take, cash to settle the futures  transaction.  There is no delivery made of the  underlying  securities  to settle the futures  obligation.  Either  party may also settle the  transaction  by entering into an offsetting contract.

         An interest  rate future  obligates  the seller to deliver  (and the  purchaser  to take) cash or a specified type of debt security to settle the futures  transaction.  Either party could also enter into an  offsetting  contract to close out the position.

         The Fund can invest a portion of its assets in commodity  futures  contracts.  Commodity futures may be based upon commodities  within five main commodity groups:  (1) energy,  which includes crude oil, natural gas, gasoline and heating oil; (2) livestock,  which includes cattle and hogs; (3) agriculture,  which includes wheat,  corn,  soybeans, cotton,  coffee, sugar and cocoa; (4) industrial metals, which includes aluminum,  copper, lead, nickel, tin and zinc;
and (5) precious metals,  which includes gold,  platinum and silver.  The Fund may purchase and sell commodity futures contracts,  options on futures  contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

         No money is paid or received by the Fund on the purchase or sale of a future.  Upon  entering  into a futures transaction,  the Fund will be required to deposit an initial  margin  payment  with the futures  commission  merchant
(the "futures  broker").  Initial  margin  payments  will be deposited  with the Fund's  custodian  bank in an account registered  in the futures  broker's  name.  However,  the futures  broker can gain access to that  account only under specified  conditions.  As the  future is marked to market  (that is,  its value on the Fund's  books is  changed)  to reflect changes in its market value,  subsequent margin payments,  called variation margin,  will be paid to or by the futures broker daily.

         At any time prior to  expiration  of the  future,  the Fund may elect to close out its  position by taking an opposite  position,  at which time a final  determination  of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized by the Fund for tax  purposes.  All futures transactions,  except forward contracts,  are effected through a clearinghouse associated with the exchange on which the contracts are traded.

                  o Put and Call  Options.  The Fund can buy and sell certain  kinds of put options  ("puts") and call options ("calls").  The Fund can buy and sell  exchange-traded and  over-the-counter  put and call options,  including index options,  securities options,  currency options,  commodities options, and options on the other types of futures described above.

                      o Writing  Covered Call Options.  The Fund can write (that is, sell) covered calls.  If the Fund sells a call  option,  it must be  covered.  That means the Fund must own the  security  subject to the call while the call is  outstanding,  or, for calls on futures and indices,  the call may be covered by segregating  liquid assets to enable the Fund to satisfy its  obligations  if the call is  exercised.  Up to 50% of the Fund's  total  assets may be subject to calls.

         When the Fund  writes a call on a  security,  it  receives  cash (a  premium).  The Fund  agrees  to sell the underlying  security to a purchaser of a  corresponding  call on the same  security  during the call period at a fixed exercise  price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise  price may differ from the market price of the underlying  security.  The Fund has the risk of loss that the price of the  underlying  security  may decline  during the call  period.  That risk may be offset to some extent by the premium the Fund receives.  If the value of the investment  does not rise above the call price,  it is likely that the call will lapse  without  being  exercised.  In that case the Fund would keep the cash  premium and the investment.

         When the Fund writes a call on an index,  it receives  cash (a premium).  If the buyer of the call  exercises it,  the Fund  will pay an  amount of cash  equal to the  difference  between  the  closing  price of the call and the exercise  price,  multiplied  by a specified  multiple that  determines  the total value of the call for each point of difference.  If the value of the underlying  investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

         The Fund's custodian bank, or a securities  depository  acting for the custodian bank, will act as the Fund's escrow agent,  through the facilities of the Options Clearing  Corporation ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges or as to other acceptable  escrow  securities.  In that way, no margin will be required for such  transactions.  OCC will release the  securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an  over-the-counter  ("OTC") option,  it will enter into an arrangement  with a primary
U.S.  government  securities  dealer  which will  establish a formula  price at which the Fund will have the  absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium  received for the option,  plus the amount by which the option is exercisable below the market price of the underlying  security
(that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat as illiquid (for purposes of its restriction on holding illiquid  securities) the  mark-to-market  value of any OTC option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

         To terminate  its  obligation  on a call it has  written,  the Fund may  purchase a  corresponding  call in a
"closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending upon whether the net of the amount of the option  transaction  costs and the premium  received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the  transaction.  The Fund may realize a profit if the call expires unexercised,  because  the Fund will retain the  underlying  security  and the  premium it received  when it wrote the call. Any such profits are considered  short-term  capital gains for federal income tax purposes,  as are the premiums on lapsed  calls.  When  distributed  by the Fund they are taxable as  ordinary  income.  If the Fund cannot  effect a closing  purchase  transaction  due to the lack of a market,  it will have to hold the callable  securities  until the call expires or is exercised.

         The Fund may also write  calls on a futures  contract  without  owning the  futures  contract  or  securities deliverable  under  the  contract.  To do so,  at the time the  call is  written,  the  Fund  must  cover  the call by identifying  on it books an  equivalent  dollar amount of liquid  assets.  The Fund will  identify  additional  liquid assets on its books to cover the call if the value of the  identified  assets drops below 100% of the current value of the future.  Because of this asset coverage  requirement,  in no circumstances would the Fund's receipt of an exercise notice as to that  future  require  the Fund to deliver a futures  contract.  It would  simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

                      o Writing Put Options.  The Fund can sell put options on  securities,  broadly-based  securities indices,  foreign  currencies and futures.  A put option on securities  gives the purchaser the right to sell, and the writer the  obligation to buy, the  underlying  investment at the exercise  price during the option  period.  The Fund will not write puts if, as a result,  more than 50% of the Fund's net assets  would be  required to be  segregated  to cover such put options.

         If the Fund  writes a put,  the put must be covered by liquid  assets  identified  on the Fund's  books.  The premium the Fund receives from writing a put represents a profit,  as long as the price of the  underlying  investment remains equal to or above the exercise  price of the put.  However,  the Fund also assumes the  obligation  during the option period to buy the underlying  investment from the buyer of the put at the exercise price,  even if the value of the investment falls below the exercise price.

         If a put the Fund has  written  expires  unexercised,  the Fund  realizes a gain in the amount of the premium less the  transaction  costs incurred.  If the put is exercised,  the Fund must fulfill its obligation to purchase the underlying  investment at the exercise  price.  That price will usually  exceed the market value of the  investment at that time. In that case, the Fund may incur a loss if it sells the underlying  investment.  That loss will be equal to the sum of the sale price of the underlying  investment  and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security the
Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise  price of the  underlying securities.  The Fund therefore  forgoes the  opportunity of investing the segregated  assets or writing calls against those assets.

         As long as the Fund's  obligation as the put writer  continues,  it may be assigned an exercise notice by the broker-dealer  through which the put was sold.  That notice will require the Fund to take  delivery of the  underlying security and pay the exercise  price.  The Fund has no control over when it may be required to purchase the underlying security,  since it may be assigned an exercise  notice at any time prior to the  termination of its obligation as the writer of the put.  That  obligation  terminates  upon  expiration  of the put. It may also  terminate  if,  before it receives an exercise notice,  the Fund effects a closing  purchase  transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         The Fund may  decide to effect a closing  purchase  transaction  to  realize a profit on an  outstanding  put option it has written or to prevent the underlying  security from being put. Effecting a closing purchase  transaction will also permit the Fund to write  another put option on the  security,  or to sell the security and use the proceeds from the sale for other  investments.  The Fund will  realize  a profit  or loss from a closing  purchase  transaction depending  on whether the cost of the  transaction  is less or more than the  premium  received  from  writing the put option.  Any profits from writing puts are  considered  short-term  capital gains for federal tax  purposes,  and when distributed by the Fund, are taxable as ordinary income.

                  o Purchasing  Calls and Puts. The Fund can purchase calls on  securities,  broadly-based  securities indices,  foreign  currencies and futures.  It may do so to protect against the possibility  that the Fund's portfolio will not  participate in an  anticipated  rise in the  securities  market.  When the Fund buys a call (other than in a closing purchase  transaction),  it pays a premium. The Fund then has the right to buy the underlying  investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

         The Fund benefits  only if it sells the call at a profit or if,  during the call period,  the market price of the underlying  investment is above the sum of the call price plus the transaction  costs and the premium paid for the call and the  Fund  exercises  the  call.  If the Fund  does not  exercise  the call or sell it  (whether  or not at a profit),  the call will become  worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts on  securities,  broadly-based  securities  indices,  foreign  currencies  and futures, whether or not it owns the underlying  investment.  When the Fund purchases a put, it pays a premium and, except as to puts on indices,  has the right to sell the underlying  investment to a seller of a put on a corresponding  investment during the put period at a fixed exercise price.

         Buying a put on  securities  or futures the Fund owns  enables the Fund to attempt to protect  itself  during the put period  against a decline in the value of the  underlying  investment  below the exercise price by selling the underlying  investment  at the  exercise  price  to a  seller  of a  corresponding  put.  If the  market  price of the underlying  investment is equal to or above the exercise  price and, as a result,  the put is not exercised or resold, the put will become  worthless at its  expiration  date. In that case the Fund will have paid the premium but lost the right to sell the underlying  investment.  However,  the Fund may sell the put prior to its expiration.  That sale may or may not be at a profit.

         Buying a put on an investment  the Fund does not own (such as an index or future)  permits the Fund either to resell the put or to buy the  underlying  investment  and sell it at the  exercise  price.  The resale price will vary inversely to the price of the underlying  investment.  If the market price of the  underlying  investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         When the Fund  purchases a call or put on an index or future,  it pays a premium,  but  settlement is in cash rather than by delivery of the  underlying  investment  to the Fund.  Gain or loss  depends on changes in the index in question  (and  thus on price  movements  in the  securities  market  generally)  rather  than on price  movements  in individual securities or futures contracts.

         The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options  held by the Fund will not exceed 5% of the Fund's total assets.

                  o Buying and  Selling  Options on  Foreign  Currencies.  The Fund can buy and sell calls and puts on foreign  currencies.  They  include  puts and calls that  trade on a  securities  or  commodities  exchange  or in the over-the-counter markets or are quoted by major recognized dealers in such options.

 The Fund  could  use  these  calls  and puts to try to  protect  against  declines  in the  dollar  value of  foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the  Manager  anticipates  a rise in the dollar  value of a foreign  currency  in which  securities  to be acquired are  denominated,  the increased  cost of those  securities  may be partially  offset by purchasing  calls or writing  puts on that  foreign  currency.  If the  Manager  anticipates  a decline  in the  dollar  value of a foreign currency,  the decline in the dollar value of portfolio  securities  denominated  in that currency  might be partially offset by writing calls or purchasing puts on that foreign  currency.  However,  the currency rates could fluctuate in a direction  adverse to the Fund's position.  The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call the Fund writes on a foreign  currency is "covered" if the Fund owns the underlying  foreign  currency covered by the call or has an absolute and immediate right to acquire that foreign  currency  without  additional cash consideration (or it can do so for additional cash  consideration  held in a segregated account by its custodian bank)
upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund could  write a call on a foreign  currency to provide a hedge  against a decline in the U.S.  dollar value of a  security  which  the Fund owns or has the  right to  acquire  and  which is  denominated  in the  currency underlying the option.  That decline might be one that occurs due to an expected  adverse change in the exchange rate.
This is known as a  "cross-hedging"  strategy.  In those  circumstances,  the Fund  covers the  option by  identifying liquid assets on its books having a value equal to its obligation under the option.

                  o Risks of Hedging  with  Options  and  Futures.  The use of hedging  instruments  requires  special skills and  knowledge  of  investment  techniques  that are  different  than what is  required  for  normal  portfolio management.  If the Manager  uses a hedging  instrument  at the wrong time or judges  market  conditions  incorrectly, hedging  strategies may reduce the Fund's return.  The Fund could also experience  losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's  option  activities  could affect its  portfolio  turnover  rate and  brokerage  commissions.  The exercise of calls written by the Fund might cause the Fund to sell related portfolio  securities,  thus increasing its turnover  rate.  The  exercise  by the Fund of puts on  securities  will  cause  the sale of  underlying  investments, increasing  portfolio  turnover.  Although  the  decision  whether  to  exercise  a put it holds is within  the Fund's control,  holding a put might cause the Fund to sell the related  investments  for reasons that would not exist in the absence of the put.

         The Fund could pay a brokerage  commission  each time it buys a call or put,  sells a call or put, or buys or sells an underlying  investment in connection  with the exercise of a call or put. Those  commissions  could be higher on a relative basis than the commissions for direct  purchases or sales of the underlying  investments.  Premiums paid for options  are small in  relation to the market  value of the  underlying  investments.  Consequently,  put and call options  offer large  amounts of leverage.  The leverage  offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an  investment  that has  increased in value,  the Fund will be  required  to sell the  investment  at the  call  price.  It will not be able to  realize  any  profit  if the investment has increased in value above the call price.

         An option  position  may be closed out only on a market that  provides  secondary  trading for options of the same series,  and there is no assurance that a liquid secondary market will exist for any particular  option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling  futures or  purchasing  puts on  broadly-based  indices or futures to attempt to protect against declines in the value of the Fund's portfolio  securities.  The risk is that the prices of the futures or the applicable  index will correlate  imperfectly with the behavior of the cash prices of the
Fund's  securities.  For example,  it is possible that while the Fund has used hedging  instruments  in a short hedge, the  market  might  advance  and the value of the  securities  held in the Fund's  portfolio  might  decline.  If that occurred,  the Fund would lose money on the  hedging  instruments  and also  experience  a decline in the value of its portfolio  securities.  However,  while this could occur for a very brief period or to a very small degree,  over time the value of a diversified  portfolio of securities  will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect  correlation  increases as the  composition of the Fund's  portfolio  diverges from the securities  included in the applicable  index.  To compensate for the imperfect  correlation of movements in the price of the portfolio  securities  being hedged and movements in the price of the hedging  instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities being hedged. It might do so if the  historical  volatility  of the  prices  of the  portfolio  securities  being  hedged  is more  than  the historical volatility of the applicable index.

         The  ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions,  due to differences  in the nature of those  markets.  First,  all  participants  in the futures  market are subject to margin deposit and  maintenance  requirements.  Rather than meeting  additional  margin deposit  requirements,  investors may close futures contracts through offsetting  transactions which could distort the normal relationship  between the cash and futures  markets.  Second,  the liquidity of the futures market depends on  participants  entering into offsetting transactions  rather than  making or taking  delivery.  To the extent  participants  decide to make or take  delivery, liquidity  in the futures  market  could be  reduced,  thus  producing  distortion.  Third,  from the point of view of speculators,  the deposit  requirements  in the  futures  market are less  onerous  than  margin  requirements  in the securities  markets.  Therefore,  increased  participation  by speculators  in the futures market may cause  temporary price distortions.

         The Fund can use  hedging  instruments  to  establish  a position  in the  securities  markets as a temporary substitute  for the purchase of individual  securities  (long hedging) by buying futures and/or calls on such futures, broadly-based  indices or on securities.  It is possible that when the Fund does so the market might  decline.  If the
Fund then  concludes  not to invest in securities  because of concerns  that the market might  decline  further or for other  reasons,  the Fund will  realize a loss on the hedging  instruments  that is not offset by a  reduction  in the price of the securities purchased.

                  o Forward  Contracts.  Forward contracts are foreign currency exchange  contracts.  They are used to buy or sell foreign  currency for future  delivery at a fixed price.  The Fund uses them to "lock in" the U.S.  dollar price of a  security  denominated  in a foreign  currency  that the Fund has  bought or sold,  or to  protect  against possible losses from changes in the relative values of the U.S. dollar and a foreign  currency.  The Fund may also use
"cross-hedging"  where the Fund hedges  against  changes in currencies  other than the currency in which a security it holds is denominated.

         Under a forward  contract,  one party  agrees to  purchase,  and  another  party  agrees to sell,  a specific currency at a future  date.  That date may be any fixed  number of days from the date of the  contract  agreed upon by the parties.  The  transaction  price is set at the time the contract is entered into.  These  contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         The Fund may use forward  contracts to protect  against  uncertainty in the level of future  exchange  rates.
The use of forward  contracts does not eliminate the risk of fluctuations  in the prices of the underlying  securities the Fund owns or intends to acquire,  but it does fix a rate of exchange in advance.  Although  forward  contracts may reduce  the risk of loss  from a  decline  in the  value of the  hedged  currency,  at the same  time  they  limit any potential gain if the value of the hedged currency increases.

         When the Fund  enters  into a  contract  for the  purchase  or sale of a  security  denominated  in a foreign currency,  or when it  anticipates  receiving  dividend  payments  in a foreign  currency,  the Fund  might  desire to
"lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments.  To do so, the
Fund could enter into a forward  contract for the purchase or sale of the amount of foreign  currency  involved in the underlying  transaction,  in a fixed  amount  of U.S.  dollars  per unit of the  foreign  currency.  This is  called a
"transaction  hedge."  The  transaction  hedge will  protect  the Fund  against a loss from an  adverse  change in the currency  exchange  rates  during the period  between the date on which the  security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward  contracts to lock in the U.S. dollar value of portfolio  positions.  This is called a "position  hedge." When the Fund believes that foreign  currency might suffer a substantial  decline  against the U.S. dollar,  it could enter into a forward contract to sell an amount of that foreign currency  approximating the value of some or all of the Fund's portfolio securities  denominated in that foreign currency.  When the Fund believes that the U.S.  dollar might suffer a substantial  decline  against a foreign  currency,  it could enter into a forward contract to buy that foreign  currency for a fixed dollar amount.  Alternatively,  the Fund could enter into a forward contract to sell a different  foreign  currency  for a fixed U.S.  dollar  amount if the Fund  believes  that the U.S.
dollar  value of the foreign  currency  to be sold  pursuant to its forward  contract  will fall  whenever  there is a decline in the U.S. dollar value of the currency in which portfolio  securities of the Fund are  denominated.  That is referred to as a "cross hedge."

         The Fund will cover its short  positions in these cases by  identifying to its custodian bank assets having a value equal to the aggregate  amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts or maintain a net exposure to such contracts if the  consummation  of the contracts  would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's  portfolio  securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However,  to avoid  excess  transactions  and  transaction  costs,  the Fund may  maintain a net  exposure to forward  contracts in excess of the value of the Fund's  portfolio  securities or other assets  denominated in foreign currencies if the excess amount is "covered" by liquid  securities  denominated in any currency.  The cover must be at least  equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase  a call  option permitting  the Fund to purchase the amount of foreign  currency being hedged by a forward sale contract at a price no higher than the forward  contract price.  As another  alternative,  the Fund may purchase a put option  permitting the
Fund to sell the amount of foreign currency  subject to a forward purchase  contract at a price as high or higher than the forward contact price.

         The  precise  matching  of the amounts  under  forward  contracts  and the value of the  securities  involved generally will not be possible  because the future value of securities  denominated in foreign  currencies will change as a consequence of market  movements  between the date the forward  contract is entered into and the date it is sold.
In some cases the Manager  might  decide to sell the  security  and deliver  foreign  currency to settle the  original purchase  obligation.  If the market  value of the  security is less than the amount of foreign  currency  the Fund is obligated  to deliver,  the Fund might have to purchase  additional  foreign  currency on the "spot"  (that is,  cash)
market to settle the  security  trade.  If the market  value of the  security  instead  exceeds  the amount of foreign currency  the Fund is  obligated  to deliver to settle the trade,  the Fund might have to sell on the spot market some of the foreign  currency  received upon the sale of the security.  There will be additional  transaction  costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely  difficult,  and the successful execution of a short-term  hedging strategy is highly uncertain.  Forward  contracts involve the risk that anticipated  currency movements  will not be  accurately  predicted,  causing  the Fund to  sustain  losses  on these  contracts  and to pay additional  transactions  costs.  The use of forward  contracts in this manner might reduce the Fund's  performance if there are  unanticipated  changes in currency  prices to a greater  degree than if the Fund had not entered  into such contracts.

         At or before the maturity of a forward  contract  requiring the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the  alternative  the Fund might retain the security and offset its  contractual  obligation to deliver the currency by  purchasing a second  contract.
Under that  contract the Fund will  obtain,  on the same  maturity  date,  the same amount of the currency  that it is obligated  to deliver.  Similarly,  the Fund might close out a forward  contract  requiring it to purchase a specified currency  by  entering  into a second  contract  entitling  it to sell the same  amount  of the same  currency  on the maturity  date of the first  contract.  The Fund  would  realize a gain or loss as a result of  entering  into such an offsetting  forward  contract  under  either  circumstance.  The gain or loss will  depend on the  extent to which the exchange rate or rates between the  currencies  involved  moved between the execution  dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward  contracts varies with factors such as the currencies  involved, the length of the contract period and the market  conditions then  prevailing.  Because forward  contracts are usually entered into on a principal  basis,  no brokerage fees or commissions  are involved.  Because these  contracts are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty  under each forward contract.

         Although  the Fund  values  its assets  daily in terms of U.S.  dollars,  it does not  intend to convert  its holdings of foreign  currencies into U.S.  dollars on a daily basis.  The Fund may convert foreign  currency from time to time, and will incur costs in doing so. Foreign  exchange  dealers do not charge a fee for conversion,  but they do seek to realize a profit based on the  difference  between the prices at which they buy and sell  various  currencies.
Thus,  a dealer  might  offer to sell a foreign  currency  to the Fund at one rate,  while  offering a lesser  rate of exchange if the Fund desires to resell that currency to the dealer.

              o  Interest  Rate Swap  Transactions.  The Fund can enter  into  interest  rate swap  agreements.  In an interest rate swap,  the Fund and another party  exchange  their right to receive or their  obligation to pay interest on a security.  For example, they might swap the right to receive floating rate payments for fixed rate payments.  The
Fund can enter into swaps only on  securities  that it owns.  The Fund will not enter into swaps with  respect to more than  25% of its  total  assets.  Also,  the  Fund  will  identify  on its book  liquid  assets  (such as cash or U.S.
government  securities)  to cover any  amounts it could owe under  swaps that  exceed the  amounts it is  entitled  to receive, and it will adjust that amount daily, as needed.

         Swap agreements  entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest  rates in the future,  the payments made by the Fund under a swap agreement will be greater than the payments it  received.  Credit risk  arises from the  possibility  that the  counterparty  will  default.  If the  counterparty defaults,  the Fund's loss will consist of the net amount of contractual  interest  payments that the Fund has not yet received.  The  Manager  will  monitor  the  creditworthiness  of  counterparties  to the  Fund's  interest  rate swap transactions on an ongoing basis.

         The  Fund  can  enter  into  swap  transactions  with  certain  counterparties  pursuant  to  master  netting agreements.  A master netting agreement  provides that all swaps done between the Fund and that counterparty  shall be regarded  as parts of an integral  agreement.  If amounts are  payable on a  particular  date in the same  currency in respect of one or more swap  transactions,  the amount  payable on that date in that currency shall be the net amount.
In addition,  the master  netting  agreement  may provide  that if one party  defaults  generally or on one swap,  the counterparty may terminate all of the swaps with that party.  Under these  agreements,  if a default results in a loss to one party,  the measure of that party's  damages is  calculated  by reference to the average cost of a  replacement swap for each swap.  It is measured  by the  mark-to-market  value at the time of the  termination  of each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's  gain or loss on termination.  The termination  of all  swaps  and  the  netting  of  gains  and  losses  on  termination  is  generally  referred  to as
"aggregation."

                  o Regulatory  Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is required to operate within certain  guidelines and  restrictions  with respect to the use of futures as established by the Commodities  Futures Trading  Commission (the "CFTC").  In particular,  the Fund is exempted from  registration with the CFTC as a "commodity  pool  operator" if the Fund complies with the  requirements  of Rule 4.5 adopted by the
CFTC.  The Rule does not limit the  percentage  of the Fund's  assets that may be used for futures  margin and related options  premiums  for a bona fide  hedging  position.  However,  under the Rule,  the Fund must  limit its  aggregate initial  futures  margin and  related  options  premiums  to not more than 5% of the  Fund's  net  assets for  hedging strategies that are not considered  bona fide hedging  strategies  under the Rule.  Under the Rule, the Fund must also use short futures and options on futures  solely for bona fide hedging  purposes  within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions  in options by the Fund are subject to  limitations  established  by the option  exchanges.  The exchanges  limit the maximum number of options that may be written or held by a single  investor or group of investors acting in concert.  Those  limits  apply  regardless  of whether the options  were written or purchased on the same or different  exchanges or are held in one or more accounts or through one or more different  exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options  written or held by other entities,  including other  investment  companies  having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor).  The exchanges also impose position limits on futures  transactions.  An exchange may order the  liquidation  of  positions  found to be in  violation  of those  limits  and may impose  certain  other sanctions.

         Under the  Investment  Company Act, when the Fund  purchases a future,  it must maintain  liquid assets in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

                  o Tax Aspects of Certain Hedging  Instruments.  Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256  contracts"  under the Internal  Revenue  Code. In general,  gains or losses  relating to Section 1256  contracts are  characterized  as 60% long-term and 40%  short-term  capital gains or losses under the Code.  However,  foreign  currency  gains or losses  arising from  Section  1256  contracts  that are forward  contracts  generally are treated as ordinary income or loss. In addition,  Section 1256 contracts held by the
Fund at the end of each  taxable year are  "marked-to-market,"  and  unrealized  gains or losses are treated as though they were  realized.  These  contracts  also may be  marked-to-market  for  purposes  of  determining  the  excise tax applicable  to  investment  company  distributions  and for other  purposes  under  rules  prescribed  pursuant to the
Internal  Revenue Code. An election can be made by the Fund to exempt those  transactions  from this  marked-to-market treatment.

         Certain  forward  contracts the Fund enters into may result in  "straddles"  for federal income tax purposes.
The  straddle  rules may affect the  character  and timing of gains (or  losses)  recognized  by the Fund on  straddle positions.  Generally,  a loss sustained on the  disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any  unrecognized  gain in the offsetting  positions  making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized  gain in the offsetting  positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1)      gains or losses  attributable  to fluctuations in exchange rates that occur between the time the Fund accrues interest  or other  receivables  or  accrues  expenses  or other  liabilities  denominated  in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)      gains or  losses  attributable  to  fluctuations  in the  value of a  foreign  currency  between  the date of acquisition of a debt security  denominated in a foreign currency or foreign currency forward  contracts and the date of disposition.

         Currency gains and losses are offset  against market gains and losses on each trade before  determining a net
"Section 988" gain or loss under the Internal  Revenue Code for that trade,  which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

         |X|  Portfolio  Turnover.  "Portfolio  turnover"  describes  the rate at which the Fund traded its  portfolio securities  during its last fiscal  year.  For  example,  if a fund sold all of its  securities  during the year,  its portfolio  turnover rate would have been 100%.  The Fund's  portfolio  turnover rate will fluctuate from year to year, and the Fund expects to have a portfolio turnover rate of more than 100% annually.

         Increased  portfolio  turnover may result in higher  brokerage and transaction  costs for the Fund, which may reduce its overall performance.  Additionally,  the realization of capital gains from selling portfolio securities may result in distributions of taxable  long-term capital gains to shareholders,  since the Fund will normally  distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

         |X|  Temporary  Defensive  and  Interim  Investments.  In times of  unstable  or adverse  market or  economic conditions,  the Fund can invest up to 100% of its assets in temporary  defensive  investments  that are  inconsistent with the Fund's  principal  investment  strategies.  Generally,  they would be cash  equivalents  (such as  commercial paper), money market instruments,  short-term debt securities,  U.S. Government securities,  or repurchase agreements.
They could  include  other  investment-grade  debt  securities.  The Fund might  also hold these  types of  securities pending  the  investment  of proceeds  from the sale of Fund shares or  portfolio  securities  or to meet  anticipated redemptions  of Fund shares.  To the extent the Fund invests  defensively  in these  securities,  it might not achieve its investment objective of seeking a high level of current income.

Investment Restrictions

         |X| What Are  "Fundamental  Policies?"  Fundamental  policies are those policies that the Fund has adopted to govern  its  investments  that can be  changed  only by the vote of a  "majority"  of the  Fund's  outstanding  voting securities.  Under the Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:

o        67% or more of the shares present or represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o        more than 50% of the outstanding shares.

         The Fund's investment  objective is a fundamental policy.  Other policies described in the Prospectus or this
Statement of  Additional  Information  are  "fundamental"  only if they are  identified  as such.  The Fund's Board of
Trustees  can  change  non-fundamental  policies  without  shareholder  approval.  However,   significant  changes  to
investment  policies will be described in  supplements  or updates to the  Prospectus or this  Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         |X|  Does  the  Fund  Have  Additional  Fundamental  Policies?  The  following  investment  restrictions  are fundamental policies of the Fund.

              o The Fund cannot buy  securities  issued or  guaranteed  by any one issuer if more than 5% of its total assets would be invested in securities  of that issuer or if it would then own more than 10% of that  issuer's  voting securities.  That  restriction  applies  to 75% of the Fund's  total  assets.  The limit does not apply to  securities issued  by the U.S.  government  or any of its  agencies  or  instrumentalities  or  securities  of  other  investment companies.

              o The Fund cannot  concentrate  its  investments  (that means it cannot  invest 25% or more of its total assets) in any one industry.  Gas, water,  electric and telephone  utilities are considered to be separate  industries for this purpose.

              o The Fund  cannot make loans  except (a) through  lending of  securities,  (b) through the  purchase of debt  instruments  or similar  evidences  of  indebtedness,  (c)  through an  inter-fund  lending  program  with other affiliated funds, and (d) through repurchase agreements.

              o The Fund cannot invest in real estate or real estate  mortgage loans.  However,  the Fund can purchase and sell  securities  issued or  secured by  companies  that  invest in or deal in real  estate or  interests  in real estate.

              o The Fund  cannot  underwrite  securities.  A  permitted  exception  is in case it is  deemed  to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

              o The Fund  cannot  borrow  money in excess of 33 1/3% of the  value of its total  assets.  The Fund may borrow only from banks and/or affiliated investment  companies.  With respect to this fundamental policy, the Fund can borrow  only if it  maintains  a 300%  ratio of  assets to  borrowings  at all  times in the  manner  set forth in the
Investment Company Act of 1940.

              o The Fund cannot issue "senior  securities," but this does not prohibit certain  investment  activities for which  assets of the Fund are  designated  as  segregated,  or  margin,  collateral  or  escrow  arrangements  are established,  to cover the  related  obligations.  Examples  of those  activities  include  borrowing  money,  reverse repurchase  agreements,  delayed-delivery  and when-issued  arrangements for portfolio  securities  transactions,  and contracts to buy or sell derivatives, hedging instruments, options or futures.

         For  purposes of the Fund's  policy not to  concentrate  its  investments,  the Fund has adopted the industry classifications  set forth in  Appendix B to this  Statement  of  Additional  Information.  That is not a  fundamental policy.

         Unless the  Prospectus  or this  Statement of  Additional  Information  states that a percentage  restriction applies  on an  ongoing  basis,  it  applies  only at the time the Fund  makes an  investment.  The Fund need not sell securities to meet the  percentage  limits if the value of the  investment  increases in proportion to the size of the
Fund.

         |X| Does the Fund Have Additional Restrictions That Are Not "Fundamental" Policies?

         The Fund has an  additional  operating  policy  that is not  "fundamental,"  and which can be  changed by the
Board of Trustees without shareholder approval:

         o The Fund cannot invest in securities of other investment  companies,  except if it acquires them as part of a merger, consolidation or acquisition of assets.

How the Fund is Managed

Organization  and History.  The Fund is a series of  Oppenheimer  Integrity  Funds  (referred to as the Fund's  parent
Trust in this  document).  The Fund's  parent Trust was  established  in 1982 as MassMutual  Liquid  Assets Trust,  an
open-end  diversified  management  investment  company,  with an unlimited  number of authorized  shares of beneficial interest.  The Fund was reorganized from a closed-end  investment  company called MassMutual  Income  Investors,  Inc.
into a series of the Trust on April 15, 1988. The Fund and the Trust were originally  managed by Massachusetts  Mutual
Life  Insurance  Company,  the Manager's  indirect  parent  company.  On March 29, 1991, the Manager became the Fund's investment  advisor,  and the  Trust  changed  its name to  Oppenheimer  Integrity  Funds.  The  Fund was then  called
Oppenheimer Investment Grade Bond Fund and changed its name to Oppenheimer Bond Fund on July 10, 1995.

         The Fund is governed by the Board of Trustees of its parent Trust.  The Board is  responsible  for protecting the interests of shareholders under  Massachusetts law. The Trustees meet periodically  throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

         |X| Classes of Shares. The Trustees are authorized,  without shareholder  approval,  to create new series and classes of shares.  The Trustees  may  reclassify  unissued  shares of the Fund into  additional  series or classes of shares.  The  Trustees  also may  divide or combine  the  shares of a class into a greater or lesser  number of shares without changing the  proportionate  beneficial  interest of a shareholder in the Fund.  Shares do not have cumulative voting  rights or  preemptive  or  subscription  rights.  Shares  may be voted in  person  or by proxy at  shareholder meetings.

         The Fund  currently  has five classes of shares:  Class A, Class B, Class C, Class N and Class Y. All classes invest  in the  same  investment  portfolio.  Only  retirement  plans  may  purchase  Class  N  shares.  Only  certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate  voting rights on matters in which  interests of one class are different  from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely  transferable,  and each share of each  class has one vote at  shareholder  meetings,  with fractional  shares voting  proportionally  on matters  submitted to the vote of  shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         |X| Meetings of Shareholders.  As a Massachusetts  business trust, the Fund is not required to hold, and does not plan to hold,  regular annual meetings of shareholders.  The Fund will hold meetings when required to do so by the
Investment  Company  Act or other  applicable  law.  It will also do so when a  shareholder  meeting  is called by the
Trustees or upon proper request of the shareholders.

         Shareholders  have the  right,  upon the  declaration  in writing or vote of  two-thirds  of the  outstanding shares of the Fund, to remove a Trustee.  The Trustees will call a meeting of  shareholders  to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding  shares.  If the Trustees receive a request from at least 10  shareholders  stating that they wish to  communicate  with other  shareholders  to request a meeting  to remove a Trustee,  the  Trustees  will then  either  make the Fund's  shareholder  list  available  to the applicants or mail their communication to all other shareholders at the applicants'  expense.  The shareholders making the  request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's  outstanding  shares,  whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

         |X|  Shareholder and Trustee  Liability.  The Fund's  Declaration of Trust contains an express  disclaimer of shareholder or Trustee liability for the Fund's  obligations.  It also provides for  indemnification and reimbursement of  expenses  out of the  Fund's  property  for any  shareholder  held  personally  liable  for its  obligations.  The
Declaration  of Trust also states that upon  request,  the Fund shall  assume the defense of any claim made  against a shareholder  for any act or  obligation of the Fund and shall  satisfy any judgment on that claim.  Massachusetts  law permits a  shareholder  of a business  trust  (such as the Fund) to be held  personally  liable as a  "partner"  under certain  circumstances.  However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively  remote  circumstances  in which the Fund would be unable to meet its obligations.

         The  Fund's  contractual  arrangements  state  that  any  person  doing  business  with the  Fund  (and  each shareholder  of the  Fund)  agrees  under  its  Declaration  of Trust to look  solely  to the  assets  of the Fund for satisfaction  of any claim or demand that may arise out of any  dealings  with the Fund.  Additionally,  the  Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees

         The  Fund is  governed  by a Board  of  Trustees,  which is  responsible  for  protecting  the  interests  of shareholders  under  Massachusetts  law.  The Trustees  meet  periodically  throughout  the year to oversee the Fund's activities,  review its performance,  and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its  shareholders,  it may hold shareholder  meetings from time to time on important  matters,  and shareholders  have the right to call a meeting  to remove a Trustee or to take other  action  described  in the Fund's
Declaration of Trust.

         The Board of Trustees  has an Audit  Committee  and a Review  Committee.  The members of the Audit  Committee are Edward L. Cameron  (Chairman),  C. Howard Kast and F. William Marshall,  Jr. The Audit Committee held six meetings during the fiscal  year  ended  December  31,  2001.  The Audit  Committee  furnishes  the Board with  recommendations regarding the selection of the Fund's independent  auditors.  Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged;  (ii) reviewing  reports from the Fund's  independent  auditors  regarding the Fund's internal  accounting  procedures and controls;  and (iii)
establishing a separate line of communication between the Fund's independent auditors and its independent Trustees.

         The Audit  Committee's  functions include  selecting and nominating to the full Board,  Independent  nominees for election as Independent  Trustees.  The Audit  Committee may, but need not consider the advice and  recommendation of the  Manager  and its  affiliates  in  selecting  nominees.  The full Board  elects new  Trustees  except for those instances when a shareholder  vote is required.  To date,  the Audit  Committee has been able to identify from its own resources  an ample  number of  qualified  candidates.  Nonetheless,  shareholders  may submit  names of  individuals, accompanied  by complete and properly  supported  resumes,  for the Audit  Committee's  consideration  by mailing such information  to the  Committee in care of the Fund.  The  Committee may consider such persons at such time as it meets to consider  possible  nominees.  The  Committee,  however,  reserves sole  discretion to determine the  candidates to present to the Board and/or shareholders and when it meets for the purpose of considering potential nominees.

         The members of the Review  Committee  are Jon S.  Fossel  (Chairman),  Sam  Freedman,  William L.  Armstrong,
Robert G. Avis and George C. Bowen.  The Review  Committee held six meetings during the fiscal year ended December 31,
2001. Among other functions,  the Review Committee reviews reports and makes  recommendations  to the Board concerning the fees paid to the Fund's  transfer agent and the services  provided to the Fund by the transfer  agent.  The Review
Committee also reviews the Fund's  investment  performance  and policies and procedures  adopted by the Fund to comply with the Investment Company Act of 1940 and other applicable law.

Trustees  and Officers of the Fund.  The Fund's  Trustees  and  officers  and their  positions  held with the Fund and length of service in such position(s) and their principal  occupations and business  affiliations during the past five years are listed below.  Each of the  Trustees,  except Mr.  Murphy,  is an  "Independent  Trustee," as defined in the
Investment  Company Act. Mr. Murphy is an "Interested  Trustee,"  because he is affiliated  with the Manager by virtue of his positions as an officer and director of the Manager,  and as a shareholder  of its parent  company.  Mr. Murphy was  elected as a Trustee  of the Fund with the  understanding  that in the event he ceases to be the chief  executive officer  of the  Manager,  he will  resign  as a trustee  of the Fund and the  other  Board II Funds for which he is a trustee or director.  The  information  for the Trustees  also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares of the Board II Funds  beneficially  owned by the Trustee.  All information is as of December 31, 2001. All of the Trustees are also trustees or directors of the following Oppenheimer funds1
(referred to as "Board II Funds"):

Oppenheimer Cash Reserves                                    Oppenheimer Select Managers
Oppenheimer Champion Income Fund                             Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund                              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                                  Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund                          Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds                                  Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund                     Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.                          Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity Fund                     Centennial Government Trust
Oppenheimer Main Street Small Cap Fund                       Centennial Money Market Trust
Oppenheimer Municipal Fund                                   Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund                                  Centennial Tax Exempt Trust

         Messrs.  Murphy,  Farrar,  Molleur,  Wixted, Zack, and Negri, and Mses. Feld and Ives who are officers of the
Fund,  respectively  hold the same offices with one or more of the other Board II Funds as with the Fund.  As of April
1, 2002, the Trustees and officers of the Fund as a group owned of record or  beneficially  less than 1% of each class of shares of the Fund.  The  foregoing  statement  does not reflect  ownership of shares held of record by an employee benefit plan for employees of the Manager,  other than the shares  beneficially  owned under that plan by the officers of the Fund listed above. In addition,  each  Independent  Trustee,  and his family members,  do not own securities of either the Manager or Distributor of the Board II Funds or any person directly or indirectly  controlling,  controlled by or under common control with the Manager or Distributor.

         Mr.  Swain has  reported  that he sold a  residential  property to Mr.  Freedman on October 23, 2001 for $1.2 million. An independent appraisal of the property supported the sale price.

Independent Trustees and Officer

--------------------------- ----------------------------------------------------------- -------------- ----------------
                                                                                                          Aggregate
                                                                                                        Dollar Range
Name, Address, 2  Age,                                                                  Dollar Range      of Shares
Position(s) Held with       Principal Occupation(s) During Past 5 Years / Other           of Shares     Owned in any
Fund and Length of Time     Trusteeships Held by Trustee / Number of Portfolios in      Owned in the    of the Board
Served3                     Fund Complex Overseen by Trustee                                Fund          II Funds
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
James C. Swain, Chairman,   Formerly  Vice Chairman of the Manager  (until  January 2,       $0         Over $100,000
Chief Executive Officer     2002) and  President  and a director of  Centennial  Asset
and Trustee, since 1991     Management  Corporation  (the Fund's  Distributor)  (until
Age: 68                     1997).  Oversees  41  portfolios  in the  OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
William L. Armstrong,       Chairman  of  the  following   private   mortgage  banking
Trustee since 1999          companies:  Cherry Creek  Mortgage  Company  (since 1991),
Age: 65                     Centennial  State Mortgage  Company  (since 1994),  The El
                            Paso Mortgage  Company (since 1993),  Transland  Financial
                            Services,  Inc.  (since  1997);  Chairman of the following private  companies:  Great Frontier  Insurance  (insurance agency)  (since  1995) and  Ambassador  Media  Corporation
                            (since  1984);   a  director  of  the   following   public
                            companies:   Storage  Technology   Corporation   (computer
                            equipment  company) (since 1991),  Helmerich & Payne, Inc.                    $50,001-
                            (oil and gas  drilling/production  company)  (since 1992),       $0           $100,000
                            UNUMProvident  (insurance company) (since 1991).  Formerly
                            Director    of    International    Family    Entertainment
                            (television  channel)  (1992 - 1997) and Natec  Resources,
                            Inc.  (air  pollution   control   equipment  and  services
                            company)   (1991-1995),   Frontier   Real   Estate,   Inc.
                            (residential  real  estate  brokerage)  (1994-1999),   and
                            Frontier Title (title insurance agency)  (1995-June 1999);
                            a U.S. Senator (January  1979-January  1991).  Oversees 40
                            portfolios in the OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
Robert G. Avis, Trustee     Formerly Mr. Avis held the following  positions:  Director
since 1993                  and  President  of A.G.  Edwards  Capital,  Inc.  (General
Age: 70                     Partner of private  equity funds) (until  February  2001);
                            Chairman,  President and Chief  Executive  Officer of A.G.
                            Edwards  Capital,  Inc. (until March 2000);  Vice Chairman and Director of A.G.  Edwards,  Inc. and Vice  Chairman of
                            A.G.   Edwards  &  Sons,   Inc.  (its  brokerage   company       $0         $1 - $10,000
                            subsidiary)  (until  -  March  1999);   Chairman  of  A.G.
                            Edwards   Trust  Company  and  A.G.E.   Asset   Management
                            (investment  advisor) (until - March 1999); and a Director of A.G.  Edwards  & Sons and A.G.  Edwards  Trust  Company
                            (until  -  March  2000).  Oversees  41  portfolios  in the
                            OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
George C. Bowen, Trustee    Formerly  (until April 1999) Mr. Bowen held the  following
since 2001                  positions:  Senior Vice President  (from  September  1987)
Age: 65                     and  Treasurer  (from  March  1985) of the  Manager;  Vice
                            President  (from June  1983) and  Treasurer  (since  March
                            1985) of  OppenheimerFunds  Distributor,  Inc., the Fund's
                            Sub-Distributor;  Senior Vice  President  (since  February
                            1992),  Treasurer  (since July 1991)  Assistant  Secretary and a director (since December 1991) of the Manager;  Vice
                            President  (since October 1989) and Treasurer (since April
                            1986)  of  HarbourView  Asset  Management  Corporation  an
                            investment advisory subsidiary of the Manager;  President,
                            Treasurer   and   a   director   of   Centennial   Capital
                            Corporation  (June  1989 - January  1990),  an  investment advisory  subsidiary  of the Manager;  Vice  President and
                            Treasurer  (since August 1978) and Secretary  (since April
                            1981) of  Shareholder  Services,  Inc.,  a transfer  agent
                            subsidiary of the Manager;  Vice President,  Treasurer and    $10,001 -     Over $100,000
                            Secretary of Shareholder  Financial Services,  Inc. (since     $50,000
                            November  1989),  a  transfer  agent   subsidiary  of  the
                            Manager;  Assistant  Treasurer of Oppenheimer  Acquisition
                            Corp.   (since   March   1998),   the   Manager's   parent
                            corporation;    Treasurer   of   Oppenheimer   Partnership
                            Holdings,  Inc.  (since  November 1989), a holding company subsidiary  of the Manager;  Vice  President and Treasurer of Oppenheimer  Real Asset  Management,  Inc.  (since July
                            1996), an investment  advisory  subsidiary of the Manager;
                            Chief  Executive   Officer  and  director  of  MultiSource
                            Services,  Inc., a broker-dealer subsidiary of the Manager
                            (since   March  1996);   Treasurer   of   OppenheimerFunds
                            International  Ltd. and Oppenheimer  Millennium  Funds plc
                            (since   October   1997),    offshore   fund    management
                            subsidiaries  of the Manager.  Oversees 36  portfolios  in the OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
Edward L. Cameron,          Director  of Genetic  ID,  Inc.  and its  subsidiaries,  a
Trustee since 2001          privately  held biotech  company  (since  March  2001);  a
Age: 63                     member  of  The  Life  Guard  of  Mount   Vernon,   George
                            Washington's  home (since  June 2000).  Formerly a partner
                            with   PricewaterhouseCoopers  LLP  (an  accounting  firm)       $0         Over $100,000
                            (from  1974-1999)  and  Chairman,   Price  Waterhouse  LLP
                            Global  Investment   Management  Industry  Services  Group
                            (from   1994-1998).   Oversees   36   portfolios   in  the
                            OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
Jon S. Fossel,              Chairman and Director of Rocky Mountain Elk Foundation,  a
Trustee since 1997          not-for-profit  foundation (since 1998); and a director of
Age: 60                     P.R.  Pharmaceuticals,  a privately  held  company  (since
                            October  1999).  Formerly  Mr.  Fossel held the  following positions:  Chairman and a director  (until  October 1996)
                            and President and Chief  Executive  Officer (until October       $0         Over $100,000
                            1995) of the Manager;  President,  Chief Executive Officer
                            and  a  director   of   Oppenheimer   Acquisition   Corp.,
                            Shareholder  Services,   Inc.  and  Shareholder  Financial
                            Services,   Inc.   (until  October   1995).   Oversees  40
                            portfolios in the OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
Sam Freedman,               Formerly  (until  October  1994)  Mr.  Freedman  held  the
Trustee since 1996          following positions:  Chairman and Chief Executive Officer
Age: 61                     of   OppenheimerFunds   Services   (from   August   1980);
                            Chairman,  Chief  Executive  Officer  and  a  director  of
                            Shareholder Services,  Inc. (from August 1980);  Chairman,
                            Chief  Executive   Officer  and  director  of  Shareholder       $0         Over $100,000
                            Financial  Services,   Inc.  (from  November  1989);  Vice
                            President and director of  Oppenheimer  Acquisition  Corp.
                            (from  October  1990) and a director of the Manager  (from
                            October    1990).    Oversees   41   portfolios   in   the
                            OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
C. Howard Kast,             Formerly  (until June 1984) Managing  Partner of Deloitte,
Trustee since 1991          Haskins  &  Sells  (an  accounting   firm).   Oversees  41       $0         Over $100,000
Age: 80                     portfolios in the OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
Robert M. Kirchner,         President   (since   1977)   of   The   Kirchner   Company
Trustee since 1991          (management  consultants);  Director of Andrisen Marten Co
Age: 80                     (a privately  held men's  clothing  company).  Oversees 41       $0         Over $100,000
                            portfolios in the OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
F. William Marshall, Jr.,   Trustee  (since 1996) of  MassMutual  Institutional  Funds       $0         Over $100,000
Trustee since 2001          and of MML Series  Investment  Fund  (open-end  investment
Age: 59                     companies).  Formerly  Chairman  of  SIS  &  Family  Bank,
                            F.S.B.  (formerly  SIS Bank)  (January  1999 - July 1999);
                            President,  Chief  Executive  Officer and  Director of SIS
                            Bankcorp.,   Inc.  and  SIS  Bank  (formerly   Springfield
                            Institution  for  Savings)  (May  1993 -  December  1998);
                            Executive  Vice  President of Peoples  Heritage  Financial
                            Group,  Inc.  (January  1999 - July  1999);  Chairman  and
                            Chief Executive  Office of Bank of Ireland First Holdings,
                            Inc.  and  First  New  Hampshire  Banks  (June  1990 - May
                            1993).  Oversees  36  portfolios  in the  OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------

Interested Trustee and Officer

-------------------------- ------------------------------------------------------------- ------------- ----------------
Name, Address,4 Age,       Principal Occupation(s) During Past 5 Years / Other              Dollar        Aggregate
                                                                                                        Dollar Range
                                                                                                          of Shares
                                                                                           Range of     Owned in any
Position(s) Held with                                                                       Shares         of the
Fund and Length of Time    Trusteeships Held by Trustee / Number of Portfolios in Fund     Owned in      Oppenheimer
Served5                    Complex Overseen by Trustee                                     the Fund    Funds6
-------------------------- ------------------------------------------------------------- ------------- ----------------
-------------------------- ------------------------------------------------------------- ------------- ----------------
John V. Murphy,            Chairman,  Chief Executive  Officer and director (since June
President and Trustee      2001) and President  (since  September 2000) of the Manager;
Trustee since October      President  and a director  or  trustee of other  Oppenheimer       $0        Over $100,000
2001                       funds;  President  and  a  director  (since  July  2001)  of
Age: 52                    Oppenheimer    Acquisition    Corp.   and   of   Oppenheimer
                           Partnership  Holdings,  Inc.;  a  director  (since  November
                           2001) of OppenheimerFunds Distributor,  Inc.; Chairman and a
                           director  (since July 2001) of  Shareholder  Services,  Inc.
                           and of Shareholder  Financial Services,  Inc.; President and
                           a  director  (since  July 2001) of  OppenheimerFunds  Legacy
                           Program,  a  charitable  trust  program  established  by the
                           Manager;  a director of the  following  investment  advisory subsidiaries of OFI: OAM Institutional,  Inc. and Centennial
                           Asset   Management   Corporation   (since   November  2001),
                           HarbourView  Asset  Management  Corporation  and OFI Private
                           Investments,   Inc.  (since  July  2001);  President  (since
                           November  1,  2001)  and a  director  (since  July  2001) of
                           Oppenheimer Real Asset  Management,  Inc.; a director (since
                           November 2001) of Trinity  Investment  Management  Corp. and
                           Tremont Advisers,  Inc.,  investment  advisory affiliates of the Manager;  Executive Vice President (since February 1997)
                           of  Massachusetts   Mutual  Life  Insurance   Company,   the
                           Manager's  parent  company;  a director (since June 1995) of
                           DBL  Acquisition  Corporation;   formerly,  Chief  Operating
                           Officer (from  September  2000 to June 2001) of the Manager;
                           President and trustee (from  November 1999 to November 2001)
                           of MML Series  Investment Fund and MassMutual  Institutional
                           Funds,  open-end  investment  companies;  a  director  (from
                           September  1999  to  August  2000)  of C.M.  Life  Insurance
                           Company;  President,  Chief  Executive  Officer and director
                           (from  September  1999 to August 2000) of MML Bay State Life
                           Insurance  Company; a director (from June 1989 to June 1998)
                           of  Emerald  Isle  Bancorp  and  Hibernia  Savings  Bank,  a
                           wholly-owned  subsidiary of Emerald Isle  Bancorp.  Oversees
                           63 portfolios in the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------------- ------------- ----------------

Officers of the Fund

----------------------------------------------- -----------------------------------------------------------------------
Name, Address,7 Age, Position(s) Held with      Principal Occupation(s) During Past 5 Years
Fund and Length of Time Served8
----------------------------------------------- -----------------------------------------------------------------------
----------------------------------------------- -----------------------------------------------------------------------
Angelo   Manioudakis,   Vice   President   and  Senior Vice President of the Manager (since April 2002); an officer
Portfolio Manager (since April 2002)            and portfolio manager of other Oppenheimer funds; formerly Executive
Age: 35                                         Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April
                                                2002).
----------------------------------------------- -----------------------------------------------------------------------
----------------------------------------------- -----------------------------------------------------------------------
Brian W. Wixted, Treasurer, Principal           Senior  Vice  President  and  Treasurer  (since  March  1999)  of  the
Financial and Accounting Officer (since April   Manager;  Treasurer (since March 1999) of HarbourView Asset Management
1999)                                           Corporation,   Shareholder  Services,  Inc.,  Oppenheimer  Real  Asset
Age: 42                                         Management   Corporation,   Shareholder   Financial  Services,   Inc.,
                                                Oppenheimer Partnership Holdings, Inc., OFI Private Investments,  Inc.
                                                (since   March   2000),   OppenheimerFunds   International   Ltd.  and
                                                Oppenheimer  Millennium  Funds plc  (since May  2000),  offshore  fund management  subsidiaries of the Manager,  and OAM Institutional,  Inc.
                                                (since  November  2000),  an  investment  advisory  subsidiary  of the
                                                Manager;  Treasurer and Chief  Financial  Officer  (since May 2000) of
                                                Oppenheimer Trust Company,  a trust company subsidiary of the Manager;
                                                Assistant  Treasurer  (since  March 1999) of  Oppenheimer  Acquisition
                                                Corp.  and  OppenheimerFunds  Legacy  Program  (since April 2000);  an officer  of other  Oppenheimer  funds;  formerly  Principal  and Chief
                                                Operating  Officer,  Bankers  Trust  Company  - Mutual  Fund  Services
                                                Division (March 1995 - March 1999).
----------------------------------------------- -----------------------------------------------------------------------
----------------------------------------------- -----------------------------------------------------------------------
Robert G. Zack,                                 Senior  Vice  President  (since May 1985) and General  Counsel  (since
Vice President and Secretary (since November    February  2002) of the Manager;  Assistant  Secretary  of  Shareholder
1, 2001)                                        Services, Inc. (since May 1985),  Shareholder Financial Services, Inc.
Age: 53                                         (since  November  1989);   OppenheimerFunds   International  Ltd.  and
                                                Oppenheimer  Millennium  Funds plc (since October 1997); an officer of other Oppenheimer  funds;  formerly,  Acting General Counsel (November
                                                2001-February  2002) and  Associate  General  Counsel  (1984 - October
                                                2001)
----------------------------------------------- -----------------------------------------------------------------------
----------------------------------------------- -----------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary (since    Vice  President and Senior  Counsel of the Manager  (since July 1999);
November 1, 2001)                               an officer of other Oppenheimer  funds;  formerly a Vice President and
Age: 44                                         Associate Counsel of the Manager (September 1995 - July 1999).
----------------------------------------------- -----------------------------------------------------------------------
----------------------------------------------- -----------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary (since   Vice  President and Senior  Counsel of the Manager  (since July 1999);
November 1, 2001)                               an officer of other Oppenheimer  funds;  formerly a Vice President and
Age: 43                                         Associate Counsel of the Manager (June 1990 - July 1999).
----------------------------------------------- -----------------------------------------------------------------------
----------------------------------------------- -----------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary (since    Vice  President  and  Assistant  Counsel of the  Manager  (since  June
November 1, 2001)                               1998); an officer of other  Oppenheimer  funds;  formerly an Assistant
Age: 36                                         Vice  President  and Assistant  Counsel of the Manager  (August 1997 -
                                                June 1998); and Assistant  Counsel of the Manager (August  1994-August
                                                1997).
----------------------------------------------- -----------------------------------------------------------------------

Renumeration  of Trustees.  The officers of the Fund and one Trustee of the Fund (Mr.  Murphy) are affiliated with the
Manager and receive no salary or fee from the Fund.  The  remaining  Trustees of the Fund  received  the  compensation shown  below.  The  compensation  from the  Fund was paid  during  its  fiscal  year  ended  December  31,  2001.  The compensation  from all of the Board II funds  includes  the  compensation  from the Fund and  represents  compensation received as a director,  trustee,  managing  general partner or member of a committee of the Board during the calendar year 2001.  Mr. Swain was affiliated with the Manager until January 2, 2002.

--------------------------------------------------------- -------------------------- -------------------------------
                                                           Aggregate Compensation          Total Compensation
Trustee Name and                                                                        From All Board II Funds
Other Fund Positions                                             from Fund1                   (41 Funds)2
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
William L. Armstrong                                               $1,500                       $78,865
   Review Committee Member
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
Robert G. Avis                                                     $1,511                       $79,452
   Review Committee Member
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
George Bowen                                                       $1,444                       $75,936
   Review Committee Member
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
Edward L. Cameron                                                  $1,441                       $75,794
    Audit Committee Chairman
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
Jon. S. Fossel                                                     $1,601                       $84,177
   Review Committee Chairman
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
Sam Freedman                                                       $1,586                       $83,402
   Review Committee Member
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
C. Howard Kast                                                     $1,663                       $87,452
   Audit Committee Member
--------------------------------------------------------- -------------------------- -------------------------------
                                                                                                                                                                                                                                                                       -------------------------------------------------------- -------------------------- --------------------------------
                                                                                                                                                                                                                                                                       Robert M. Kirchner                                                $1,511                        $79,452
                                                                                                                                                                                                                                                                       -------------------------------------------------------- -------------------------- --------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
F. William Marshall, Jr.                                           $1,330                       $69,922
   Audit Committee Member
--------------------------------------------------------- -------------------------- -------------------------------
1.  For the  Fund's  fiscal  year  ended  December  31,  2001.  Aggregate  compensation  includes  fees  and  deferred compensation, if any, accrued for a Trustee.
2. For the 2001 calendar year.

         |X| Deferred  Compensation Plan for Trustees.  The Board of Trustees has adopted a Deferred Compensation Plan for  Independent  Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the  compensation  deferred by a Trustee is periodically  adjusted as though an equivalent  amount had been invested in shares of one or more Oppenheimer  funds selected by the Trustee.
The amount paid to the Trustee under the plan will be determined  based upon the  performance  of the selected  funds.
As of the December 31, 2001 none of the Independent Trustees has elected to participate in the plan.

         Deferral of Trustees'  fees under the plan will not materially  affect the Fund's assets,  liabilities or net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any  particular level of  compensation  to any Trustee.  Pursuant to an Order issued by the  Securities and Exchange  Commission,  the
Fund may invest in the funds  selected by the Trustee  under the plan  without  shareholder  approval  for the limited purpose of determining the value of the Trustee's deferred fee account.

         |X| Major  Shareholders.  As of April 1, 2002 the only  persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding securities were:

       Merrill  Lynch  Pierce  Fenner &  Smith,  Attn:  Fund  Admin./#97BJ1,  4800  Deer  Lake  Drive  East,  Floor 3,
       Jacksonville,  Florida  32246-6484  which owned for the sole  benefit of its  customers  1,231,716.967  Class B shares (representing 7.01% of the Class B shares then outstanding);

       Merrill  Lynch  Pierce  Fenner &  Smith,  Attn:  Fund  Admin./#97G56,  4800  Deer  Lake  Drive  East,  Floor 3,
       Jacksonville,  Florida  32246-6484  which owned for the  benefit of its  customers  620,394.388  Class C shares
       (representing 9.37% of the Class C shares then outstanding);

       RPSS TR Dick Broadcasting Co. Inc., 401k Plan,  Attn.:  Cindy Evans, 192 East Lewis Street,  Greensboro,  North
       Carolina  27406-1459  which  owned  43,088.441  Class N shares  (representing  8.56% of the Class N shares then outstanding);

       Sterling Trust Co Tr.,  Plasmon IDE 401k PSP, 1380 Lawrence Street,  Suite 1400,  Denver,  Colorado  80204-2060
       which owned 33,207.720 Class N shares (representing 6.59% of the Class N shares then outstanding);

       Alexander C. Shafer Tr., Shafer  Insurance  Agency Inc.,  Profit Sharing 401k plan,  1100 Marion Street,  Suite
       100, Knoxville,  Tennessee  37921-6869 which owned 26,722.519 Class N shares (representing 5.31% of the Class N shares then outstanding);

       Oppenheimer  Capital  Preservation  Fund,  Attn.:  Brian  Wixted,  6803  S.  Tucson  Way,  Englewood,  Colorado
       80112-3924  which  owned  590,670.212  Class  Y  shares  (representing  90.96%  of  the  Class  Y  shares  then outstanding);

       Persumma  Financial  Services,  Massachusetts  Mutual  Financial Group,  1295 State Street #N328,  Springfield,
       Massachusetts 01111 which owned 58,602.904 (representing 9.02% of the Class Y shares outstanding).

The  Manager.  The  Manager is  wholly-owned  by  Oppenheimer  Acquisition  Corp.,  a holding  company  controlled  by
Massachusetts Mutual Life Insurance Company.

         |X| Code of Ethics.  The Fund,  the  Manager  and the  Distributor  have a Code of Ethics.  It is designed to detect and prevent improper personal trading by certain employees,  including portfolio  managers,  that would compete with or take advantage of the Fund's  portfolio  transactions.  Covered  persons include persons with knowledge of the investments  and  investment  intentions of the Fund and other funds  advised by the Manager.  The Code of Ethics does permit personnel  subject to the Code to invest in securities,  including  securities that may be purchased or held by the  Fund,  subject  to a number of  restrictions  and  controls.  Compliance  with the Code of  Ethics  is  carefully monitored and enforced by the Manager.

         The Code of Ethics  is an  exhibit  to the  Fund's  registration  statement  filed  with the  Securities  and
Exchange  Commission and can be reviewed and copied at the SEC's Public  Reference  Room in  Washington,  D.C. You can
obtain  information  about the hours of operation of the Public  Reference Room by calling the SEC at  1-202-942-8090.
The Code of Ethics can also be viewed as part of the Fund's  registration  statement  on the SEC's  EDGAR  database at the SEC's  Internet web site at  www.sec.gov.  Copies may be obtained,  after paying a duplicating  fee, by electronic request at the following  e-mail address:  publicinfo@sec.gov,  or by writing to the SEC's Public  Reference  Section,
Washington, D.C. 20549-0102.

         |X| The Investment  Advisory  Agreement.  The Manager provides investment advisory and management services to the Fund under an investment  advisory  agreement between the Manager and the Fund. The Manager selects securities for the Fund's  portfolio and handles its  day-to-day  business.  The  portfolio  managers of the Fund are employed by the
Manager and are the persons who are  principally  responsible for the day-to-day  management of the Fund's  portfolio.
Other members of the Manager's  Fixed-Income  Portfolio  Team provide the portfolio  managers with counsel and support in managing the Fund's portfolio.

         The  agreement  requires  the  Manager,  at its  expense,  to provide the Fund with  adequate  office  space, facilities and equipment.  It also requires the Manager to provide and supervise the activities of all  administrative and clerical personnel required to provide effective  administration for the Fund. Those responsibilities  include the compilation  and  maintenance  of records  with respect to its  operations,  the  preparation  and filing of specified reports,  and composition of proxy materials and registration  statements for continuous  public sale of shares of the
Fund.

         The  advisory  agreement  lists  examples  of  expenses  paid by the  Fund.  The major  categories  relate to interest,  taxes, brokerage commissions,  fees to certain Trustees,  legal and audit expenses,  custodian and transfer agent expenses,  share issuance costs, certain printing and registration costs and non-recurring  expenses,  including litigation  costs.  The management  fees paid by the Fund to the Manager are calculated at the rates  described in the
Prospectus,  which are applied to the assets of the Fund as a whole.  The fees are  allocated  to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

------------------------------------------- -----------------------------------------------------------------------
         Fiscal Year ended 12/31:                       Management Fees Paid to OppenheimerFunds, Inc.
------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------
                   1999                                                   $2,729,532
------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------
                   2000                                                   $2,308,545
------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------
                   2001                                                   $2,896,294
------------------------------------------- -----------------------------------------------------------------------

         The  investment  advisory  agreement  states that in the  absence of willful  misfeasance,  bad faith,  gross negligence in the  performance of its duties or reckless  disregard of its obligations and duties under the investment advisory  agreement,  the  Manager  is not  liable for any loss the Fund  sustains  by reason of good faith  errors or omissions on its part with respect to any of its duties under the agreement.

         The agreement  permits the Manager to act as investment  advisor for any other  person,  firm or  corporation and to use the name  "Oppenheimer"  in connection with other  investment  companies for which it may act as investment advisor or general  distributor.  If the Manager  shall no longer act as investment  advisor to the Fund,  the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

         Until March 1991,  Massachusetts  Mutual  Life  Insurance  Company  was the Fund's  investment  advisor.  The
Manager became the Fund's  investment  advisor March 28, 1991, and the Manager engaged  MassMutual as sub-advisor from
March 28, 1991 until July 10, 1995.

         |X| Annual  Approval  of  Investment  Advisory  Agreement.  Each year,  the Board of  Trustees,  including  a majority of the Independent  Trustees,  is required to approve the renewal of the investment advisory  agreement.  The
Investment  Company Act requires that the Board request and evaluate and the Manager  provide such  information as may be reasonably  necessary to evaluate the terms of the investment advisory agreement.  The board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

         The Board also receives  information  about the 12b-1  distribution  fees the Fund pays.  These  distribution fees are reviewed and approved at a different time of the year.

         The Board reviewed the foregoing  information  in arriving at its decision to renew the  investment  advisory agreement. Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its shareholders;
o        The profitability of the Fund to the Manager;
o        The investment performance of the Fund in comparison to regular market indices
o        Economies of scale that may be available to the Fund from the Manager;
o        Fees paid by other mutual funds for similar services;
o        The value and quality of any other benefits or services  received by the Fund from its relationship  with the
              Manager, and
o        The direct and indirect  benefits the Manager  received from its  relationship  with the Fund. These included services  provided by the General  Distributor  and the Transfer  Agent,  and  brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

         The Board  considered  that the Manager must be able to pay and retain high quality  personnel at competitive rates to provide  services to the Fund. The Board also  considered  that  maintaining  the financial  viability of the
Manager is  important  so that the Manager  will be able to continue to provide  quality  services to the Fund and its shareholders in adverse times.  The Board also considered the investment  performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

         These matters were also considered by the Independent  Trustees,  meeting separately from the full Board with experienced  Counsel to the Fund who assisted the Board in its  deliberations.  The Fund's  Counsel is  independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

         In  arriving  at a  decision,  the Board did not  single out any one factor or group of factors as being more important than other factors,  but considered all factors  together.  The Board judged the terms and conditions of the
Agreement,  including  the  investment  advisory  fee,  in  light  of  all  of the  surrounding  circumstances.  After deliberating the Board approved a reduction in the annual management fee rate as described in the Prospectus.

Brokerage Policies of the Fund

Brokerage  Provisions of the  Investment  Advisory  Agreement.  One of the duties of the Manager under the  investment advisory agreement is to arrange the portfolio  transactions for the Fund. The advisory agreement contains  provisions relating to the employment of  broker-dealers to effect the Fund's portfolio  transactions.  The Manager is authorized by the advisory agreement to employ  broker-dealers,  including  "affiliated"  brokers, as that term is defined in the
Investment Company Act. The Manager may employ  broker-dealers  that the Manager thinks, in its best judgment based on all relevant  factors,  will implement the policy of the Fund to obtain, at reasonable  expense,  the "best execution"
of the Fund's  portfolio  transactions.  "Best  execution"  means prompt and reliable  execution at the most favorable price obtainable.  The Manager need not seek competitive  commission  bidding.  However, it is expected to be aware of the  current  rates of eligible  brokers  and to  minimize  the  commissions  paid to the extent  consistent  with the interests and policies of the Fund as established by its Board of Trustees.

         Under the  investment  advisory  agreement,  the Manager may select  brokers  (other  than  affiliates)  that provide  brokerage  and/or  research  services  for the Fund and/or the other  accounts  over which the Manager or its affiliates  have investment  discretion.  The  commissions  paid to such brokers may be higher than another  qualified broker would charge,  if the Manager makes a good faith  determination  that the  commission is fair and reasonable in relation to the services provided.  Subject to those  considerations,  as a factor in selecting brokers for the Fund's portfolio  transactions,  the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage  Practices Followed by the Manager.  The Manager allocates  brokerage for the Fund subject to the provisions of the  investment  advisory  agreement  and the  procedures  and rules  described  above.  Generally,  the  Manager's portfolio traders allocate brokerage based upon  recommendations  from the Manager's  portfolio  managers.  In certain instances,  portfolio  managers  may  directly  place trades and allocate  brokerage.  In either case,  the  Manager's executive officers supervise the allocation of brokerage.

         Transactions  in securities  other than those for which an exchange is the primary  market are generally done with  principals  or market  makers.  In  transactions  on foreign  exchanges,  the Fund may be  required to pay fixed brokerage  commissions and therefore would not have the benefit of negotiated  commissions  available in U.S. markets.
Brokerage  commissions are paid primarily for effecting  transactions in listed securities or for certain fixed-income agency transactions in the secondary market.  Otherwise brokerage  commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option  transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other funds advised by the Manager have investment  policies  similar to those of the Fund. Those other funds may purchase or sell the same  securities as the Fund at the same time as the Fund,  which could affect the supply and price of the securities.  If two or more funds advised by the Manager  purchase the same security on the same day from the same dealer,  the  transactions  under those combined  orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         Most purchases of debt  obligations are principal  transactions at net prices.  Instead of using a broker for those transactions,  the Fund normally deals directly with the selling or purchasing  principal or market maker unless the Manager  determines that a better price or execution can be obtained by using the services of a broker.  Purchases of portfolio  securities from  underwriters  include a commission or concession paid by the issuer to the underwriter.
Purchases from dealers  include a spread between the bid and asked prices.  The Fund seeks to obtain prompt  execution of these orders at the most favorable net price.

         The  investment  advisory  agreement  permits the Manager to allocate  brokerage for research  services.  The research  services  provided by a particular  broker may be useful only to one or more of the advisory accounts of the
Manager and its  affiliates.  The  investment  research  received for the  commissions  of those other accounts may be useful both to the Fund and one or more of the Manager's  other accounts.  Investment  research may be supplied to the
Manager by a third party at the instance of a broker through which trades are placed.

         Investment  research  services  include  information  and analysis on particular  companies and industries as well as market or economic trends and portfolio  strategy,  market quotations for portfolio  evaluations,  information systems,  computer  hardware and similar  products and services.  If a research  service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative  functions),  then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board of Trustees permits the Manager to use stated commissions on secondary  fixed-income  agency trades to obtain  research if the broker  represents to the Manager  that:  (i) the trade is not from or for the broker's own inventory,  (ii) the trade was  executed  by the  broker on an agency  basis at the stated  commission,  and (iii) the trade is not a riskless  principal  transaction.  The Board of  Trustees  permits the  Manager to use  concessions  on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services  provided by brokers broadens the scope and supplements the research  activities of the
Manager.  That research provides  additional views and comparisons for consideration,  and helps the Manager to obtain market  information  for the  valuation  of  securities  that are  either  held in the Fund's  portfolio  or are being considered  for  purchase.  The  Manager  provides  information  to the Board  about the  commissions  paid to brokers furnishing  such  services,  together  with the  Manager's  representation  that the  amount of such  commissions  was reasonably related to the value or benefit of such services.

------------------------------------------- ----------------------------------------------------------------------
         Fiscal Year Ended 12/31:                       Total Brokerage Commissions Paid by the Fund1
------------------------------------------- ----------------------------------------------------------------------
------------------------------------------- ----------------------------------------------------------------------
                   1999                                                   $165,966
------------------------------------------- ----------------------------------------------------------------------
------------------------------------------- ----------------------------------------------------------------------
                   2000                                                   $145,105
------------------------------------------- ----------------------------------------------------------------------
------------------------------------------- ----------------------------------------------------------------------
                   2001                                                   $480,1602
------------------------------------------- ----------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. During the fiscal year ended  12/31/01,  the amount of transactions  directed to brokers for research  services was
$0 and the amount of the commissions paid to broker-dealers for those services was $0.

Distribution and Service Plans

The  Distributor.  Under its  General  Distributor's  Agreement  with the Fund,  the  Distributor  acts as the  Fund's principal  underwriter  in the  continuous  public  offering  of the  different  classes  of shares  of the Fund.  The
Distributor  bears the expenses  normally  attributable to sales,  including  advertising and the cost of printing and mailing prospectuses,  other than those furnished to existing  shareholders.  The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

         The sales charges and  concessions  paid to, or retained by, the  Distributor  from the sale of shares during the Fund's three most recent fiscal years,  and the contingent  deferred sales charges  retained by the Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

--------------- ----------------------- -----------------------
 Fiscal Year     Aggregate Front-End      Class A Front-End
                                            Sales Charges
 Ended 12/31:      Sales Charges on          Retained by
                    Class A Shares           Distributor
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     1999              $782,752               $223,0351
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2000              $392,363               $114,4541
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2001             $1,391,486              $501,7931
--------------- ----------------------- -----------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

--------------- ----------------------- ----------------------- ------------------------- -----------------------
 Fiscal Year     Concessions on Class    Concessions on Class    Concessions on Class C    Concessions on Class
 Ended 12/31:    A Shares Advanced by    B Shares Advanced by      Shares Advanced by      N Shares Advanced by
                     Distributor1            Distributor1             Distributor1             Distributor1
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     1999              $184,997               $1,411,106                $114,046                   N/A
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2000              $77,167                 $621,176                 $64,587                    N/A
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2001              $156,331               $2,403,539                $286,901                 $20,4212
--------------- ----------------------- ----------------------- ------------------------- -----------------------
1.  The  Distributor  advances  concession  payments to dealers  for certain  sales of Class A shares and for sales of
    Class B, Class C and Class N shares from its own resources at the time of sale.
2.  The inception date of Class N shares was March 1, 2001.

--------------- ----------------------- ------------------------ ------------------------ -----------------------
                       Class A                  Class A                  Class A                 Class A
 Fiscal Year          Contingent              Contingent               Contingent               Contingent
 Ended 12/31        Deferred Sales          Deferred Sales           Deferred Sales           Deferred Sales
                   Charges Retained        Charges Retained         Charges Retained         Charges Retained
                    By Distributor          By Distributor           By Distributor           By Distributor
--------------- ----------------------- ------------------------ ------------------------ -----------------------
--------------- ----------------------- ------------------------ ------------------------ -----------------------
     2001              $26,759                 $285,551                  $13,163                   $45
--------------- ----------------------- ------------------------ ------------------------ -----------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service
Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

         Each plan has been  approved by a vote of the Board of  Trustees,  including  a majority  of the  Independent
Trustees9, cast in person at a meeting called for the purpose of voting on that plan.

         Under the  plans,  the  Manager  and the  Distributor  may make  payments  from  time to time from  their own resources,  in their sole discretion,  to brokers,  dealers or other financial  institutions  including affiliates for distribution  and  administrative  services they perform,  at no direct cost to the Fund to make those  payments.  The
Manager may use its profits from the advisory fee it receives from the Fund.

         In their sole  discretion,  the  Distributor  and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

         Unless a plan is terminated as described  below,  the plan  continues in effect from year to year but only if the Fund's Board of Trustees and its  Independent  Trustees  specifically  vote  annually to approve its  continuance.
Approval  must be by a vote cast in person at a meeting  called for the purpose of voting on  continuing  the plan.  A plan may be  terminated  at any time by the  vote of a  majority  of the  Independent  Trustees  or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Trustees  and the  Independent  Trustees  must  approve all material  amendments  to a plan.  An amendment to increase  materially the amount of payments to be made under a plan must be approved by  shareholders  of the class  affected by the  amendment.  Because Class B shares of the Fund  automatically  convert into Class A shares after six years,  the Fund must obtain the approval of both Class A and Class B shareholders  for a proposed  material amendment to the Class A Plan that would  materially  increase  payments  under the Plan.  That  approval must be by a
"majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

         While the Plans are in effect,  the  Treasurer  of the Fund shall  provide  separate  written  reports on the plans to the Board of  Trustees  at least  quarterly  for its  review.  The  reports  shall  detail  the amount of all payments made under a plan and the purpose for which the payments were made.

         The  reports  on the  Class B Plan,  Class C Plan and  Class N Plan  shall  also  include  the  Distributor's distribution  costs for that  quarter.  Those  reports  are  subject  to the review and  approval  of the  Independent
Trustees.

         Each plan states that while it is in effect,  the selection and  nomination of those Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the discretion of the Independent  Trustees.  This does not prevent  the  involvement  of others in the  selection  and  nomination  process as long as the final  decision  as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plan for a class,  no payment will be made to any  recipient in any quarter in which the  aggregate net asset value of all Fund shares of that class held by the recipient  for itself and its  customers  does not exceed a minimum amount,  if any, that may be set from time to time by a majority of the Independent  Trustees.  The Board of
Trustees has set no minimum amount of assets to qualify for payments under the plans.

         |X| Class A Service Plan Fees.  Under the Class A service plan,  the  Distributor  currently uses the fees it receives  from  the  Fund  to pay  brokers,  dealers  and  other  financial  institutions  (they  are  referred  to as
"recipients") for personal services and account  maintenance  services they provide for their customers who hold Class
A shares. The services include,  among others,  answering customer inquiries about the Fund, assisting in establishing and maintaining  accounts in the Fund,  making the Fund's  investment  plans available and providing other services at the  request  of the  Fund or the  Distributor.  While  the  plan  permits  the  Board to  authorize  payments  to the
Distributor  to reimburse  itself for services under the plan,  the Board has not yet done so. The  Distributor  makes payments  to plan  recipients  quarterly  at an annual  rate not to exceed  0.25% of the  average  annual  net  assets consisting of Class A shares held in the accounts of the recipients or their customers.

         For the fiscal year ended December 31, 2001,  payments  under the Class A Plan totaled  $582,277 all of which was paid by the  Distributor  to recipients.  An affiliate of the  Distributor  received  $110,787.  Any  unreimbursed expenses the  Distributor  incurs with respect to Class A shares in any fiscal year cannot be recovered in  subsequent years.  The  Distributor  may not use payments  received  under the Class A Plan to pay any of its interest  expenses, carrying charges, or other financial costs, or allocation of overhead.

         |X| Class B, Class C and Class N Service and  Distribution  Plan Fees. Under the Class B, Class C and Class N
plans,  service  fees and  distribution  fees,  are  computed  on the  average of the net asset value of shares in the respective  class,  determined as of the close of each regular business day during the period.  Each plan provides for the Distributor to be compensated at a flat rate,  whether the  Distributor's  distribution  expenses are more or less than the amounts  paid by the Fund under the plan  during the period for which the fee is paid.  The types of services that  recipients  provide  for the service fee are similar to the  services  provided  under the Class A service  plan described above.

         The Class B, Class C and Class N plans permit the  Distributor to retain both the  asset-based  sales charges and the service fees or to pay recipients the service fee on a quarterly basis,  without payment in advance.  However, the  Distributor  currently  intends to pay the  service  fee to  recipients  in advance  for the first year after the shares are  purchased.  After the first year shares are  outstanding,  the  Distributor  makes  service  fee  payments quarterly on those shares.  The advance  payment is based on the net asset value of shares sold.  Shares  purchased by exchange  do not  qualify for the advance  service  fee  payment.  If Class B, Class C or Class N shares are  redeemed during the first year after their  purchase,  the  recipient  of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

         The  asset-based  sales charge and service fees increase  Class B and Class C expenses by 1.00% and effective
November 1, 2001 the  asset-based  sales charge and service fees increases Class N expenses by 0.50% of the net assets per year of the respective class.

         The Distributor  retains the asset-based sales charge on Class B and Class N shares. The Distributor  retains the  asset-based  sales  charge on Class C shares  during  the first  year the  shares  are  outstanding.  It pays the asset-based sales charge as an ongoing  commission to the recipient on Class C shares  outstanding for a year or more.
If a dealer has a special  agreement with the  Distributor,  the Distributor will pay the Class B, Class C, or Class N service fee and the  asset-based  sales  charge on Class C shares to the dealer  quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

         The  asset-based  sales charges on Class B, Class C and Class N shares allow  investors to buy shares without a front-end  sales charge while allowing the Distributor to compensate  dealers that sell those shares.  The Fund pays the  asset-based  sales charges to the  Distributor  for its services  rendered in  distributing  Class B, Class C and
Class N shares. The payments are made to the Distributor in recognition that the Distributor:

o        pays sales  commissions  to  authorized  brokers  and  dealers at the time of sale and pays  service  fees as described above,
o        may make payment of sales  commissions  and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares, and
o        bears the costs of sales  literature,  advertising  and  prospectuses  (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.
o        may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued
             because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the
Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

         The  Distributor's  actual  expenses  in  selling  Class B,  Class C and Class N shares  may be more than the payments it receives from the contingent  deferred sales charges  collected on redeemed shares and from the Fund under the plans.  If either the Class B, Class C or Class N plan is terminated by the Fund,  the Board of Trustees may allow the Fund to continue  payments of the  asset-based  sales charge to the  Distributor to compensate it for its expenses incurred for distributing  shares before the plan was terminated.  All payments under the Class B, Class C and Class N plans are subject to the limitations  imposed by the Conduct Rules of the National  Association of Securities Dealers,
Inc. on payments of asset-based sales charges and service fees.

----------------------------------------------------------------------------------------------------------------------
                     Distribution Fees Paid to the Distributor in the Fiscal Year Ended 12/31/01
----------------------------------------------------------------------------------------------------------------------
------------------- -------------------- ----------------------- --------------------------- -------------------------
Class:                Total Payments       Amount Retained by     Distributor's Aggregate         Distributor's
                                                                                              Unreimbursed Expenses
                                                                   Unreimbursed Expenses             as % of
                        Under Plan            Distributor                Under Plan            Net Assets of Class
------------------- -------------------- ----------------------- --------------------------- -------------------------
------------------- -------------------- ----------------------- --------------------------- -------------------------
Class B Plan            $1,183,059             $965,7051                 $5,048,135                   3.12%
------------------- -------------------- ----------------------- --------------------------- -------------------------
------------------- -------------------- ----------------------- --------------------------- -------------------------
Class C Plan             $367,964              $135,9952                  $939,972                    1.65%
------------------- -------------------- ----------------------- --------------------------- -------------------------
------------------- -------------------- ----------------------- --------------------------- -------------------------
Class N Plan              $2,413                 $2,413                   $44,095                     2.03%
------------------- -------------------- ----------------------- --------------------------- -------------------------
1. Includes $11,630 paid to an affiliate of the Distributor's parent company.
2. Includes $8,022 paid to an affiliate of the Distributor's parent company.

Performance of the Fund

Explanation of Performance  Terminology.  The Fund uses a variety of terms to illustrate its performance.  These terms include  "standardized  yield," "dividend  yield," "average annual total return,"  "cumulative total return," "average annual  total  return at net asset  value" and "total  return at net asset  value." An  explanation  of how yields and total returns are  calculated is set forth below.  The charts below show the Fund's  performance as of the Fund's most recent  fiscal year end.  You can obtain  current  performance  information  by calling the Fund's  Transfer  Agent at
1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

         The Fund's  illustrations of its performance data in advertisements  must comply with rules of the Securities and  Exchange  Commission.  Those rules  describe the types of  performance  data that may be used and how it is to be calculated.  In general,  any  advertisement by the Fund of its performance data must include the average annual total returns  for the  advertised  class of shares  of the Fund.  Those  returns  must be shown for the 1-, 5- and  10-year periods  (or the life of the class,  if less)  ending as of the most  recently  ended  calendar  quarter  prior to the publication  of the  advertisement  (or its submission  for  publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

         Use of standardized  performance  calculations  enables an investor to compare the Fund's  performance to the performance of other funds for the same periods.  However,  a number of factors should be considered  before using the
Fund's performance information as a basis for comparison with other investments:

         o Yields and total  returns  measure  the  performance  of a  hypothetical  account in the Fund over  various periods and do not show the performance of each shareholder's  account.  Your account's performance will vary from the model  performance  data if your  dividends are received in cash, or you buy or sell shares during the period,  or you bought your shares at a different time and price than the shares used in the model.

         o The  Fund's  performance  returns  do not  reflect  the  effect of taxes on  dividends  and  capital  gains distributions.
         o An investment in the Fund is not insured by the FDIC or any other government agency.

         o The  principal  value of the Fund's  shares,  and its  yields  and total  returns  are not  guaranteed  and normally will fluctuate on a daily basis.

         o When an investor's shares are redeemed, they may be worth more or less than their original cost.

         o Yields and total returns for any given past period  represent  historical  performance  information and are not, and should not be considered, a prediction of future yields or returns.

         The  performance  of each  class of shares is shown  separately,  because  the  performance  of each class of shares will usually be different. That is because of the different kinds of expenses each class bears.

The yields and total  returns of each class of shares of the Fund are  affected by market  conditions,  the quality of the  Fund's  investments,  the  maturity  of those  investments,  the types of  investments  the Fund  holds,  and its operating expenses that are allocated to the particular class.

         |X| Yields.  The Fund uses a variety of different  yields to illustrate  its current  returns.  Each class of shares calculates its yield separately because of the different expenses that affect each class.

              o Standardized  Yield. The "standardized  yield" (sometimes  referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual  distributions  paid by the Fund to shareholders in the 30-day period,  but is a  hypothetical  yield based upon the net  investment  income from the Fund's  portfolio investments  for that  period.  It may  therefore  differ  from the  "dividend  yield"  for the same  class of shares, described below.

         Standardized  yield is calculated  using the following  formula set forth in rules adopted by the  Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                                   STANDARDIZED YIELD =2 (A - B + 1) - 1
                                                                          -----
                                                                           CD

         The symbols above represent the following factors:
         a =   dividends and interest earned during the 30-day period.
         b =   expenses accrued for the period (net of any expense assumptions).
         c =   the  average  daily  number of shares of that class  outstanding  during the  30-day  period  that were entitled to receive dividends.
         d =   the  maximum  offering  price  per  share of that  class on the last day of the  period,  adjusted  for undistributed net investment income.

         The standardized  yield for a particular  30-day period may differ from the yield for other periods.  The SEC formula assumes that the  standardized  yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.  Additionally,  because each class of shares is subject to different expenses,  it is likely  that the  standardized  yields of the  Fund's  classes of shares  will  differ for any 30-day period.

              o Dividend  Yield.  The Fund may quote a "dividend  yield" for each class of its shares.  Dividend yield is based on the dividends paid on a class of shares during the actual dividend  period.  To calculate  dividend yield, the  dividends of a class  declared  during a stated  period are added  together,  and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum  offering  price on the last day of the dividend  period.  The formula is shown below:

                       Dividend Yield=dividends paid x 12/maximum offering price (payment date)

         The maximum  offering  price for Class A shares  includes  the current  maximum  initial  sales  charge.  The maximum offering price for Class B, Class C and Class N shares is the net asset value per share,  without  considering the effect of contingent  deferred  sales  charges.  There is no sales charge on Class Y shares.  The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

   -----------------------------------------------------------------------------------------------------------------
                               The Fund's Yields for the 30-Day Periods Ended 12/31/01
   -----------------------------------------------------------------------------------------------------------------
   ---------------- ----------------------------------------------- ------------------------------------------------
   Class of Shares                Standardized Yield                                Dividend Yield
   ---------------- ----------------------------------------------- ------------------------------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
                           Without                  After                  Without                   After
                            Sales                   Sales                   Sales                    Sales
                            Charge                  Charge                  Charge                  Charge
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   Class A                  9.16%                   8.71%                   9.17%                    8.73%
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   Class B                  8.39%                    N/A                    8.45%                     N/A
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   Class C                  8.40%                    N/A                    8.44%                     N/A
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   Class N                  8.92%                    N/A                    8.96%                     N/A
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   Class Y                  9.48%                    N/A                    9.51%                     N/A
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------

         |X|  Total  Return  Information.  There  are  different  types of  "total  returns"  to  measure  the  Fund's performance.  Total  return  is the  change in value of a  hypothetical  investment  in the Fund over a given  period, assuming  that all  dividends  and capital  gains  distributions  are  reinvested  in  additional  shares and that the investment  is redeemed at the end of the period.  Because of  differences  in expenses for each class of shares,  the total returns for each class are separately  measured.  The cumulative  total return measures the change in value over the entire period (for example,  ten years).  An average annual total return shows the average rate of return for each year in a period that would  produce the  cumulative  total return over the entire  period.  However,  average  annual total returns do not show actual  year-by-year  performance.  The Fund uses  standardized  calculations  for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating  total returns for Class A shares,  the current maximum sales charge of 4.75% (as a percentage of the  offering  price) is deducted  from the initial  investment  ("P")  (unless the return is shown  without  sales charge,  as described  below).  For Class B shares,  payment of the  applicable  contingent  deferred  sales charge is applied,  depending  on the period for which the return is shown:  5.0% in the first  year,  4.0% in the second  year,
3.0% in the third and fourth years,  2.0% in the fifth year, 1.0% in the sixth year and none  thereafter.  For Class C shares,  the 1% contingent  deferred sales charge is deducted for returns for the 1-year  period.  For Class N shares, the 1% contingent  deferred sales charge is deducted for returns for the  life-of-class  periods as applicable.  There is no sales charge for Class Y shares.

                                                   ERV - 1 = AVERAGE ANNUAL TOTAL RETURN
                                                   -----
                                                     P

              o Average  Annual Total Return.  The "average  annual total  return" of each class is an average  annual compounded  rate of return for each year in a specified  number of years. It is the rate of return based on the change in value of a  hypothetical  initial  investment of $1,000 ("P" in the formula  below) held for a number of years ("n"
in the formula) to achieve an Ending  Redeemable  Value ("ERV" in the  formula) of that  investment,  according to the following formula:

              o Cumulative Total Return. The "cumulative total return"  calculation  measures the change in value of a hypothetical  investment of $1,000 over an entire period of years.  Its  calculation  uses some of the same factors as average annual total return,  but it does not average the rate of return on an annual basis.  Cumulative  total return is determined as follows:

                                                   ERV - P = TOTAL RETURN
                                                  --------
                                                      P

              o Total  Returns  at Net Asset  Value.  From  time to time the Fund may also  quote a  cumulative  or an average annual total return "at net asset value"  (without  deducting  sales charges) for Class A, Class B, Class C or
Class N shares.  There is no sales charge on Class Y shares.  Each is based on the  difference  in net asset value per share at the  beginning  and the end of the  period for a  hypothetical  investment  in that class of shares  (without considering  front-end  or  contingent  deferred  sales  charges) and takes into  consideration  the  reinvestment  of dividends and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------
                              The Fund's Total Returns for the Periods Ended 12/31/01
---------------------------------------------------------------------------------------------------------------------
---------------- -------------------------- -------------------------------------------------------------------------
Class of         Cumulative Total Returns                         Average Annual Total Returns
                       (10 Years or
Shares            Life-of-Class, if Less)
---------------- -------------------------- -------------------------------------------------------------------------
---------------- -------------------------- ----------------------- ------------------------- -----------------------
                                                    1-Year                   5-Year                  10-Year
                                                                       (or Life-of-Class,       (or Life-of-Class,
                                                                            if Less)                 if Less)
---------------- -------------------------- ----------------------- ------------------------- -----------------------
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
                 After        Without       After       Without     After       Without       After      Without
                 Sales                      Sales       Sales       Sales                     Sales      Sales
                 Charge       Sales Charge  Charge      Charge      Charge      Sales Charge  Charge     Charge
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
Class A1           71.33%        79.87%       1.96%       7.05%       4.29%        5.31%        5.53%       6.05%
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
Class B            51.84%2      51.84%2       1.17%       6.14%       4.21%        4.52%       4.94%2      4.94%2
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
Class C            34.62%3      34.62%3       5.15%       6.14%       4.52%3       4.52%3      4.70%3      4.70%3
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
Class N            2.21%4        3.18%4        N/A         N/A         N/A          N/A          N/A         N/A
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
Class Y             N/A5        18.36%5        N/A        7.30%        N/A5        4.69%5        N/A         N/A
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
1. Inception of Class A:  4/15/88.
2.  Inception of Class B: 5/3/93.  Because  Class B shares  convert to Class A shares 72 months  after  purchase,  the
"life-of-class" return for Class B shares uses Class A performance for the period after conversion.
3. Inception of Class C:  7/11/95.
4. Inception of Class N: 3/1/01.
5. Inception of Class Y:  4/27/98.

         |X| Lipper  Rankings.  From time to time the Fund may publish the ranking of the  performance  of its classes of shares by Lipper,  Inc.  ("Lipper").  Lipper is a  widely-recognized  independent  mutual fund monitoring  service.
Lipper monitors the performance of regulated  investment  companies,  including the Fund, and ranks their  performance for various  periods in categories  based on investment  styles.  The Lipper  performance  rankings are based on total returns that  include the  reinvestment  of capital  gain  distributions  and income  dividends  but do not take sales charges or taxes into  consideration.  Lipper also  publishes  "peer-group"  indices of the  performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

              o  Morningstar  Ratings and  Rankings.  From time to time the Fund may  publish the ranking  and/or star rating of the  performance  of its classes of shares by  Morningstar,  Inc.,  an  independent  mutual fund  monitoring
service.   Morningstar  rates  and  ranks  mutual  funds  in  broad  investment  categories:   domestic  stock  funds,
international  stock funds,  taxable  bond funds and  municipal  bond funds.  The Fund is included in the taxable bond funds category.

         Morningstar  proprietary star rankings reflect  historical  risk-adjusted  total investment  return. For each fund  with at least a  three-year  history,  Morningstar  calculates  a  Morningstar  RatingTM  metric  each  month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's  load-adjusted  return for the same period,  and then adjusting  this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars,  the next
22.5%  receive 4 stars,  the next 35%  receive 3 stars,  the next 22.5%  receive 2 stars and the bottom 10%  receive 1 star.  The  Overall  Morningstar  Rating for a fund is  derived  from a weighted  average of the  performance  figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics.

         The Fund may also compare its total return  ranking to that of other funds in its  Morningstar  category,  in addition to its star rating.  Those total return rankings are percentages  from one percent to one hundred percent and are not  risk-adjusted.  For  example,  if a fund is in the 94th  percentile,  that means that 94% of the funds in the same category performed better than it did.

         |X| Performance  Rankings and Comparisons by Other Entities and Publications.  From time to time the Fund may include in its  advertisements  and sales literature  performance  information  about the Fund cited in newspapers and other  periodicals  such as The New York Times,  The Wall Street  Journal,  Barron's,  or similar  publications.  That information may include performance quotations from other sources,  including Lipper and Morningstar.  The performance of the Fund's  classes of shares may be compared in  publications  to the  performance  of various  market  indices or other  investments,  and  averages,  performance  rankings  or other  benchmarks  prepared by  recognized  mutual fund statistical services.

         Investors  may also wish to compare the  returns on the Fund's  share  classes to the return on  fixed-income
investments  available  from  banks  and  thrift  institutions.   Those  include  certificates  of  deposit,  ordinary
interest-paying  checking and savings accounts,  and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.  However,  the Fund's returns and share price are not guaranteed or insured by the
FDIC or any other agency and will fluctuate  daily,  while bank depository  obligations may be insured by the FDIC and may provide  fixed rates of return.  Repayment of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

         From time to time,  the Fund may publish  rankings or ratings of the  Manager or Transfer  Agent,  and of the investor services provided by them to shareholders of the Oppenheimer  funds,  other than performance  rankings of the
Oppenheimer  funds  themselves.  Those ratings or rankings of shareholder  and investor  services by third parties may include  comparisons  of their  services to those  provided by other  mutual fund  families  selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking service itself,  using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time,  the Fund may  include  in its  advertisements  and  sales  literature  the  total  return performance of a hypothetical  investment  account that includes shares of the fund and other  Oppenheimer  funds. The combined  account may be part of an illustration of an asset  allocation  model or similar  presentation.  The account performance  may combine total return  performance of the fund and the total return  performance of other  Oppenheimer funds included in the account.  Additionally,  from time to time, the Fund's  advertisements  and sales literature may include,  for illustrative or comparative  purposes,  statistical data or other  information about general or specific market and economic conditions. That may include, for example,

o        information  about the  performance  of  certain  securities  or  commodities  markets or  segments  of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the  earnings of  companies  included in segments of  particular  industries,  sectors,  securities  markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information  relating  to the  gross  national  or gross  domestic  product  of the  United  States  or other countries or regions,
o        comparisons of various market sectors or indices to demonstrate  performance,  risk, or other characteristics of the Fund.

A B O U T   Y O U R   A C C O U N T

How to Buy Shares

Additional  information  is presented  below about the methods that can be used to buy shares of the Fund.  Appendix C contains more information  about the special sales charge  arrangements  offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are  purchased  through  AccountLink,  each  purchase  must be at least $25.  Shares will be purchased on the regular  business day the Distributor is instructed to initiate the Automated  Clearing House ("ACH")
transfer to buy the shares.  Dividends will begin to accrue on shares  purchased with the proceeds of ACH transfers on the business day the Fund receives  federal funds for the purchase  through the ACH system before the close of The New
York Stock  Exchange.  The Exchange  normally  closes at 4:00 P.M.,  but may close earlier on certain days. If federal funds are  received on a business day after the close of the  Exchange,  the shares will be  purchased  and  dividends will begin to accrue on the next regular  business  day. The proceeds of ACH  transfers  are normally  received by the
Fund 3 days after the transfers are initiated.  The  Distributor  and the Fund are not  responsible  for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X| Right of  Accumulation.  To qualify for the lower sales  charge  rates that apply to larger  purchases  of Class A shares, you and your spouse can add together:

o        Class A and Class B shares you purchase for your individual  accounts  (including IRAs and 403(b) plans),  or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o        Current  purchases of Class A and Class B shares of the Fund and other  Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o        Class A and  Class B  shares  of  Oppenheimer  funds  you  previously  purchased  subject  to an  initial  or contingent  deferred  sales charge to reduce the sales  charge rate for current  purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust,  estate or other fiduciary account  (including one or more employee benefit plans of the same employer) that has multiple  accounts.  The Distributor will add the value, at current  offering  price, of the shares you previously  purchased and currently own to the value of current  purchases to determine the sales charge rate that applies.  The reduced sales charge will apply only to current  purchases.  You must request it when you buy shares.

         |X| The Oppenheimer  Funds.  The Oppenheimer  funds are those mutual funds for which the Distributor  acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                          Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                          Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund                          Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                          Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                                Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                               Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Concentrated Growth Fund                           Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Convertible Securities Fund                        Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund                            Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund                        Oppenheimer Real Asset Fund
Oppenheimer Discovery Fund                                     Oppenheimer Real Estate Fund
Oppenheimer Emerging Growth Fund                               Oppenheimer Rochester National Municipals
Oppenheimer Emerging Technologies Fund                         Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund                                    Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                                        Oppenheimer Special Value Fund
Oppenheimer Global Fund                                        Oppenheimer Strategic Income Fund
Oppenheimer Global Growth & Income Fund                        Oppenheimer Total Return Fund, Inc.
Oppenheimer Gold & Special Minerals Fund                       Oppenheimer Trinity Core Fund
Oppenheimer Growth Fund                                        Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer High Yield Fund                                    Oppenheimer Trinity Value Fund
Oppenheimer Intermediate Municipal Fund                        Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund                            Oppenheimer Value Fund
Oppenheimer International Growth Fund                          Limited-Term New York Municipal Fund
Oppenheimer International Small Company Fund                   Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund                       OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Main Street Growth & Income Fund                   OSM1 - Jennison Growth Fund
Oppenheimer Main Street Opportunity Fund                       OSM1 - Mercury Advisors S&P 500 Index
Oppenheimer Main Street Small Cap Fund                         OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer MidCap Fund                                        OSM1 - QM Active Balanced Fund
Oppenheimer Multiple Strategies Fund                           OSM1 - Salomon Brothers Capital Fund

and the following money market funds:
Centennial America Fund, L. P.                                 Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                         Centennial Tax Exempt Trust
Centennial Government Trust                                    Oppenheimer Cash Reserves
Centennial Money Market Trust                                  Oppenheimer Money Market Fund, Inc.

1"OSM" stands for Oppenheimer Select Managers

         There is an initial  sales charge on the purchase of Class A shares of each of the  Oppenheimer  funds except the  money  market  funds.  Under  certain  circumstances  described  in this  Statement  of  Additional  Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters  of  Intent.  Under a Letter of Intent,  if you  purchase  Class A shares or Class A and Class B shares of the
Fund and other Oppenheimer  funds during a 13-month period,  you can reduce the sales charge rate that applies to your purchases  of Class A shares.  The total  amount of your  intended  purchases  of both Class A and Class B shares will determine  the  reduced  sales  charge  rate for the Class A shares  purchased  during  that  period.  You can include purchases made up to 90 days before the date of the Letter.

         A Letter of Intent is an  investor's  statement in writing to the  Distributor  of the  intention to purchase
Class A shares or Class A and Class B shares of the Fund (and other  Oppenheimer  funds) during a 13-month period (the
"Letter of Intent  period").  At the investor's  request,  this may include  purchases made up to 90 days prior to the date of the Letter.  The Letter states the  investor's  intention to make the aggregate  amount of purchases of shares which,  when added to the investor's  holdings of shares of those funds,  will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or  distributions  of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter  enables an  investor to count the Class A and Class B shares  purchased  under the Letter to obtain the reduced  sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies under the Right of  Accumulation  to current  purchases of Class A shares.  Each  purchase of Class A shares under the
Letter will be made at the offering price  (including the sales charge) that applies to a single lump-sum  purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter,  the investor  makes no commitment to purchase  shares.  However,  if the  investor's purchases  of shares  within  the  Letter of  Intent  period,  when  added to the  value  (at  offering  price) of the investor's  holdings of shares on the last day of that period,  do not equal or exceed the intended  purchase  amount, the  investor  agrees to pay the  additional  amount of sales  charge  applicable  to such  purchases.  That amount is described  in "Terms of  Escrow,"  below  (those  terms may be  amended  by the  Distributor  from time to time).  The investor  agrees  that  shares  equal in value to 5% of the  intended  purchase  amount  will be held in escrow by the
Transfer Agent subject to the Terms of Escrow.  Also, the investor  agrees to be bound by the terms of the Prospectus, this  Statement  of  Additional  Information  and the  Application  used for a Letter of  Intent.  If those  terms are amended,  as they may be from time to time by the Fund, the investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total  eligible  purchases made during the Letter of Intent period do not equal or exceed the intended purchase  amount,  the  commissions  previously  paid to the dealer of record for the  account and the amount of sales charge  retained by the  Distributor  will be adjusted to the rates  applicable  to actual total  purchases.  If total eligible  purchases  during the Letter of Intent  period  exceed the  intended  purchase  amount and exceed the amount needed to qualify for the next sales charge rate  reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the  Distributor the excess of the amount of  commissions  allowed or paid to the dealer over the amount of  commissions  that apply to the  actual  amount of  purchases.  The  excess  commissions  returned  to the  Distributor  will be used to  purchase additional  shares  for the  investor's  account  at the net  asset  value  per  share in  effect  on the date of such purchase, promptly after the Distributor's receipt thereof.

         The Transfer  Agent will not hold shares in escrow for purchases of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype 401(k) plans under a Letter of Intent.  If the intended  purchase amount under a
Letter of Intent  entered into by an  OppenheimerFunds  prototype  401(k) plan is not purchased by the plan by the end of the Letter of Intent period,  there will be no adjustment of  commissions  paid to the  broker-dealer  or financial institution of record for accounts held in the name of that plan.

         In determining  the total amount of purchases made under a Letter,  shares  redeemed by the investor prior to the  termination  of the Letter of Intent period will be deducted.  It is the  responsibility  of the dealer of record and/or the  investor  to advise the  Distributor  about the Letter in placing  any  purchase  orders for the  investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         |X| Terms of Escrow That Apply to Letters of Intent.

              1. Out of the initial  purchase  (or  subsequent  purchases  if  necessary)  made  pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended  purchase  amount  specified in the Letter shall be held in escrow by the Transfer Agent.  For example,  if the intended  purchase  amount is $50,000,  the escrow shall be shares valued  in the  amount of $2,500  (computed  at the  public  offering  price  adjusted  for a $50,000  purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

              2. If the total minimum  investment  specified under the Letter is completed  within the  thirteen-month
Letter of Intent period, the escrowed shares will be promptly released to the investor.

              3. If, at the end of the  thirteen-month  Letter of Intent  period the total  purchases  pursuant to the
Letter  are  less  than the  intended  purchase  amount  specified  in the  Letter,  the  investor  must  remit to the
Distributor  an amount  equal to the  difference  between the dollar  amount of sales  charges  actually  paid and the amount of sales  charges  which would have been paid if the total  amount  purchased  had been made at a single  time.
That  sales  charge  adjustment  will apply to any shares  redeemed  prior to the  completion  of the  Letter.  If the difference  in sales charges is not paid within twenty days after a request from the  Distributor  or the dealer,  the
Distributor  will,  within sixty days of the expiration of the Letter,  redeem the number of escrowed shares necessary to realize such  difference in sales charges.  Full and fractional  shares  remaining  after such  redemption  will be released  from escrow.  If a request is received to redeem  escrowed  shares  prior to the payment of such  additional sales charge, the sales charge will be withheld from the redemption proceeds.

              4. By signing the Letter,  the investor  irrevocably  constitutes  and  appoints  the Transfer  Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

              5. The shares  eligible  for  purchase  under the Letter (or the holding of which may be counted  toward completion of a Letter) include:

(a)      Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B shares  acquired by exchange of either (1) Class A shares of one of the other  Oppenheimer funds that were  acquired  subject to a Class A initial or contingent  deferred  sales charge or
                      (2)  Class B shares of one of the other  Oppenheimer  funds  that  were  acquired  subject  to a contingent deferred sales charge.

              6. Shares held in escrow  hereunder will  automatically be exchanged for shares of another fund to which an exchange is requested,  as described in the section of the  Prospectus  entitled  "How to Exchange  Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares  directly from a bank account,  you must enclose a check (the minimum is $25) for the initial  purchase with your  application.  Shares purchased by Asset Builder Plan payments  from bank  accounts  are  subject to the  redemption  restrictions  for recent  purchases  described  in the
Prospectus.  Asset  Builder  Plans are  available  only if your bank is an ACH member.  Asset Builder Plans may not be used to buy shares for OppenheimerFunds  employer-sponsored  qualified  retirement accounts.  Asset Builder Plans also enable  shareholders  of Oppenheimer  Cash Reserves to use their fund account to make monthly  automatic  purchases of shares of up to four other Oppenheimer funds.

         If you make  payments  from your bank  account to  purchase  shares of the Fund,  your bank  account  will be debited  automatically.  Normally the debit will be made two business days prior to the investment  dates you selected on your Application.  Neither the Distributor,  the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish  Asset  Builder  payments,  you should obtain a prospectus of the selected  fund(s) from your  financial  advisor  (or the  Distributor  ) and  request  an  application  from the  Distributor.  Complete  the application  and  return it. You may change  the  amount of your  Asset  Builder  payment or you can  terminate  these automatic  investments at any time by writing to the Transfer Agent.  The Transfer Agent requires a reasonable  period
(approximately  10 days) after receipt of your  instructions  to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement  Plans.  Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates,  as described in Appendix C to this  Statement of  Additional  Information.  Certain special sales charge  arrangements  described in that Appendix apply to retirement  plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith,  Inc.  ("Merrill  Lynch") or an independent  record keeper that has a contract or special  arrangement  with Merrill  Lynch.  If on the date the plan  sponsor  signed the
Merrill  Lynch  record  keeping  service  agreement  the plan has less than $3 million in assets  (other  than  assets invested in money market funds) invested in applicable  investments,  then the retirement plan may purchase only Class
B shares of the Oppenheimer  funds.  Any retirement  plans in that category that currently invest in Class B shares of the  Fund  will  have  their  Class B shares  converted  to Class A shares  of the  Fund  when the  plan's  applicable investments reach $5 million.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the Fund's shares (for example,  when a purchase check is returned to the Fund unpaid)  causes a loss to be incurred  when the net asset value of the Fund's  shares on the  cancellation  date is less than on the purchase date.  That loss is equal to the amount of the decline in the net asset value per share  multiplied by the number of shares in the purchase order.  The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss,  the  Distributor  will do so. The Fund may reimburse the Distributor for that amount by redeeming  shares from any account  registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund  represents an interest in the same  portfolio of  investments of the Fund.  However,  each class has different  shareholder  privileges and features.  The net income  attributable  to
Class B, Class C or Class N shares  and the  dividends  payable on Class B, Class C or Class N shares  will be reduced by incremental  expenses borne solely by that class.  Those expenses  include the  asset-based  sales charges to which
Class B, Class C and Class N shares are subject.

         The  availability  of  different  classes of shares  permits an investor  to choose the method of  purchasing shares that is more  appropriate for the investor.  That may depend on the amount of the purchase,  the length of time the investor  expects to hold shares,  and other relevant  circumstances.  Class A shares normally are sold subject to an initial  sales charge.  While Class B, Class C and Class N shares have no initial sales charge,  the purpose of the deferred sales charge and  asset-based  sales charge on Class B, Class C and Class N shares is the same as that of the initial  sales  charge  on  Class A shares  - to  compensate  the  Distributor  and  brokers,  dealers  and  financial institutions that sell shares of the Fund.

         A  salesperson  who is entitled  to receive  compensation  from his or her firm for  selling  Fund shares may receive different levels of compensation for selling one class of shares rather than another.
         The  Distributor  will not  accept  any  order in the  amount  of  $500,000  or more for Class B shares or $1 million or more for Class C shares on behalf of a single  investor  (not  including  dealer  "street  name" or omnibus accounts).  That is because  generally it will be more  advantageous  for that investor to purchase  Class A shares of the Fund.

         |X| Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.
Additionally, that concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

         |X| Class B Conversion.  Under current  interpretations  of applicable federal income tax law by the Internal
Revenue  Service,  the  conversion  of Class B shares to Class A shares  after six years is not  treated  as a taxable event for the  shareholder.  If those  laws or the IRS  interpretation  of those laws  should  change,  the  automatic conversion  feature may be suspended.  In that event, no further  conversions of Class B shares would occur while that suspension  remained in effect.  Although  Class B shares could then be  exchanged  for Class A shares on the basis of relative net asset value of the two classes,  without the  imposition of a sales charge or fee,  such  exchange  could constitute  a taxable  event for the  shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the asset-based sales charge for longer than six years.

         |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

o        to all rollover IRAs,
o        to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o        to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the
                recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the
                Oppenheimer funds is $500,000 or more,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o        to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

         The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender
                401(k) plan to any IRA invested in the Oppenheimer funds), and
o        on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

         |X| Allocation of Expenses.  The Fund pays expenses related to its daily operations,  such as custodian fees,
Trustees'  fees,  transfer  agency fees,  legal fees and  auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by shareholders.  However,  those expenses reduce the net asset value of shares,  and therefore are indirectly borne by shareholders through their investment.

         The  methodology  for  calculating  the net asset  value,  dividends  and  distributions  of the Fund's share classes  recognizes  two types of expenses.  General  expenses that do not pertain  specifically  to any one class are allocated  pro rata to the shares of all  classes.  The  allocation  is based on the  percentage  of the Fund's  total assets that is  represented  by the assets of each class,  and then equally to each  outstanding  share within a given class. Such general expenses include  management fees, legal,  bookkeeping and audit fees,  printing and mailing costs of  shareholder  reports,  Prospectuses,  Statements  of  Additional  Information  and  other  materials  for  current shareholders,  fees to unaffiliated  Trustees,  custodian  expenses,  share issuance costs,  organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other  expenses  that  are  directly  attributable  to a  particular  class  are  allocated  equally  to each outstanding  share within that class.  Examples of such expenses  include  distribution and service plan (12b-1) fees, transfer and shareholder  servicing agent fees and expenses and shareholder  meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset  Values Per Share.  The net asset values per share of each class of shares of the Fund are determined  as of the close of business  of The New York Stock  Exchange  on each day that the  Exchange is open.  The calculation  is done by dividing  the value of the Fund's net assets  attributable  to a class by the number of shares of that class that are  outstanding.  The Exchange  normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather  emergencies or on days falling before a holiday).  The Exchange's most  recent  annual  announcement  (which  is  subject  to  change)  states  that it will  close on New  Year's  Day,
Presidents' Day, Martin Luther King, Jr. Day, Good Friday,  Memorial Day,  Independence  Day, Labor Day,  Thanksgiving
Day and Christmas Day. It may also close on other days.

         Dealers other than Exchange  members may conduct trading in certain  securities on days on which the Exchange is closed  (including  weekends and U.S.  holidays) or after 4:00 P.M. on a regular  business day.  Because the Fund's net asset values will not be  calculated  on those days,  the Fund's net asset  values per share may be  significantly affected on such days when  shareholders  may not  purchase or redeem  shares.  Additionally,  trading on European and
Asian stock  exchanges  and  over-the-counter  markets  normally is  completed  before the close of The New York Stock
Exchange.

         Changes in the values of securities  traded on foreign  exchanges or markets as a result of events that occur after the prices of those  securities are determined,  but before the close of The New York Stock  Exchange,  will not be reflected in the Fund's  calculation of its net asset values that day unless the Manager  determines that the event is likely to effect a material  change in the value of the  security.  If such  determination  is made,  the  Manager, acting through an internal valuation committee,  will establish a valuation for such security.  Some of the securities the Fund buys may not have  readily  available  market  quotations.  For these  securities,  the Board of Trustees has authorized  the  Manager's  valuation  committee to establish  values for them.  All valuation  determinations  by the valuation  committee  are subject to the  approval,  ratification  and  confirmation  by the Board at its next ensuing meeting.

         |X| Securities  Valuation.  The Fund's Board of Trustees has established  procedures for the valuation of the
Fund's securities. In general those procedures are as follows:

              o Equity securities traded on a U.S. securities exchange or on Nasdaq are valued as follows:

(1)      if last sale  information  is  regularly  reported,  they are valued at the last  reported  sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)      if last sale  information  is not  available on a valuation  date,  they are valued at the last reported sale price  preceding the  valuation  date if it is within the spread of the closing "bid" and "asked"
                     prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.

              o Equity  securities  traded  on a  foreign  securities  exchange  generally  are  valued  in one of the following ways:

(1)      at the last sale price available to the pricing service approved by the Board of Trustees, or
(2)      at the last sale price  obtained  by the  Manager  from the  report of the  principal  exchange  on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)      at the mean between the "bid" and "asked" prices  obtained from the principal  exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

              o Long-term  debt  securities  having a remaining  maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices  determined by a portfolio  pricing service  approved by the Fund's Board of
Trustees  or  obtained  by the  Manager  from two active  market  makers in the  security  on the basis of  reasonable inquiry.

              o The following  securities are valued at the mean between the "bid" and "asked" prices  determined by a pricing  service  approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt  instruments  that had a maturity of 397 days or less when issued and have a remaining  maturity of more than 60 days, and
(3)      non-money  market  debt  instruments  that had a  maturity  of 397 days or less when  issued and which have a remaining maturity of 60 days or less.

              o The following  securities are valued at cost,  adjusted for  amortization of premiums and accretion of discounts:

(1)      money market debt securities  held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

              o If the  Manager is unable to locate two  market  makers  willing  to give  quotes,  a security  may be priced at the mean between the "bid" and "asked"  prices  provided by a single  active  market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the  case  of  U.S.  government  securities,  mortgage-backed  securities,  corporate  bonds  and  foreign government  securities,  when last sale information is not generally  available,  the Manager may use pricing services approved by the Board of Trustees.  The pricing  service may use  "matrix"  comparisons  to the prices for  comparable instruments  on the basis of  quality,  yield  and  maturity.  Other  special  factors  may be  involved  (such as the tax-exempt  status of the  interest  paid by  municipal  securities).  The Manager  will  monitor the  accuracy of the pricing  services.  That monitoring may include  comparing prices used for portfolio  valuation to actual sales prices of selected securities.

         The closing prices in the London foreign  exchange  market on a particular  business day that are provided to the Manager by a bank,  dealer or pricing  service  that the Manager has  determined  to be reliable are used to value foreign  currency,  including  forward  contracts,  and to convert to U.S. dollars  securities that are denominated in foreign currency.

         Puts,  calls,  and  futures  are valued at the last sale price on the  principal  exchange  on which they are traded or on Nasdaq,  as applicable,  as determined by a pricing  service  approved by the Board of Trustees or by the
Manager.  If there were no sales that day,  they shall be valued at the last sale price on the  preceding  trading day if it is within the spread of the  closing  "bid" and  "asked"  prices on the  principal  exchange or on NASDAQ on the valuation  date.  If not,  the value  shall be the  closing  bid price on the  principal  exchange or on Nasdaq on the valuation  date. If the put, call or future is not traded on an exchange or on Nasdaq,  it shall be valued by the mean between "bid" and "asked" prices  obtained by the Manager from two active market makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option,  an amount equal to the premium  received is included in the Fund's Statement of Assets and  Liabilities  as an asset.  An  equivalent  credit is included in the liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current market value of the option.  In determining  the Fund's gain on investments,  if a call or put written by the Fund is exercised,  the proceeds are increased by the premium  received.
If a call or put written by the Fund  expires,  the Fund has a gain in the amount of the  premium.  If the Fund enters into a closing purchase  transaction,  it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.

         If the Fund exercises a put it holds,  the amount the Fund receives on its sale of the underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting.  When a check is presented to the Bank for clearance,  the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the  shareholder's  account to cover the amount of the check. This enables the shareholder to continue  receiving  dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's  custodian.  This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks.  The Fund  reserves  the right to amend,  suspend or  discontinue  offering  checkwriting  privileges  at any time.  The Fund will  provide  you notice  whenever  it is required to do so by applicable law.

         In choosing to take  advantage  of the  Checkwriting  privilege,  by signing  the Account  Application  or by completing a Checkwriting card, each individual who signs:

(1)      for individual  accounts,  represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)      for  accounts  for  corporations,  partnerships,  trusts  and  other  entities,  represents  that they are an officer, general partner,  trustee or other fiduciary or agent, as applicable,  duly authorized to act on behalf of the registered owner(s);
(3)      authorizes  the Fund,  its Transfer  Agent and any bank through which the Fund's drafts  (checks) are payable to pay all checks drawn on the Fund  account of such  person(s)  and to redeem a sufficient  amount of shares from that account to cover payment of each check;
(4)      specifically  acknowledges  that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts,  or accounts for corporations,  partnerships,  trusts or other entities,  the signature of any one  signatory on a check will be  sufficient to authorize  payment of that check and  redemption  from the account,  even if that account is registered in the names of more than one  person  or more  than one  authorized  signature  appears  on the  Checkwriting  card or the
                Application, as applicable;
(5)      understands that the  Checkwriting  privilege may be terminated or amended at any time by the Fund and/or the
                Fund's bank; and
(6)      acknowledges  and agrees that neither the Fund nor its bank shall incur any liability  for that  amendment or termination of checkwriting  privileges or for redeeming shares to pay checks  reasonably  believed by them to be  genuine,  or for  returning  or not  paying  checks  that have not been  accepted  for any reason.

Reinvestment  Privilege.  Within six months of a redemption,  a shareholder may reinvest all or part of the redemption proceeds of:

o        Class A shares  purchased  subject  to an  initial  sales  charge  or Class A  shares  on which a  contingent deferred sales charge was paid, or

o        Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The  reinvestment  may be made  without  sales  charge only in Class A shares of the Fund or any of the other
Oppenheimer  funds into which shares of the Fund are  exchangeable  as described  in "How to Exchange  Shares"  below.
Reinvestment  will be at the net asset value next computed after the Transfer Agent receives the  reinvestment  order.
The shareholder  must ask the Transfer Agent for that privilege at the time of  reinvestment.  This privilege does not apply  to Class C,  Class N or Class Y  shares.  The Fund may  amend,  suspend  or cease  offering  this  reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital  gain that was  realized  when the shares were  redeemed is taxable,  and  reinvestment  will not alter any capital gains tax payable on that gain. If there has been a capital loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing  and amount of the  reinvestment.  Under the  Internal
Revenue Code, if the  redemption  proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge,  the  shareholder's  basis in the shares of the Fund that were  redeemed may not include the amount of the sales  charge paid.  That would reduce the loss or increase the gain recognized from the  redemption.  However,  in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." The  Prospectus  states that payment for shares  tendered for  redemption  is  ordinarily  made in cash.  However,  under  certain  circumstances,  the  Board of  Trustees  of the Fund may  determine  that it would be detrimental  to the best  interests of the remaining  shareholders  of the Fund to make payment of a redemption  order wholly  or  partly  in  cash.  In that  case,  the  Fund  may pay the  redemption  proceeds  in  whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the  Investment  Company  Act.  Under that rule,  the
Fund is  obligated  to redeem  shares  solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one  shareholder.  If shares are redeemed in kind,  the redeeming  shareholder  might incur  brokerage  or other  costs in selling  the  securities  for cash.  The Fund will value  securities  used to pay redemptions  in kind using the same  method the Fund uses to value its  portfolio  securities  described  above  under
"Determination  of Net Asset Values Per Share." That  valuation  will be made as of the time the  redemption  price is determined.

Involuntary  Redemptions.  The Fund's  Board of  Trustees  has the right to cause the  involuntary  redemption  of the shares  held in any  account if the  aggregate  net asset  value of those  shares is less than  $1,000 or such  lesser amount as the Board may fix.  The Board  will not cause the  involuntary  redemption  of shares in an  account  if the aggregate  net  asset  value of such  shares  has  fallen  below  the  stated  minimum  solely  as a result  of market fluctuations.  If the Board exercises this right, it may also fix the  requirements  for any notice to be given to the shareholders in question (not less than 30 days).  The Board may  alternatively  set  requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of transfer to the name of another  person or entity.  It does not matter  whether the transfer  occurs by absolute  assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares  subject to a contingent  deferred  sales charge are  transferred,  the  transferred  shares will remain subject to the contingent  deferred sales charge.  It will be calculated as if the transferee  shareholder  had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all  shares  held in an account  are  transferred,  and some but not all  shares in the  account would be subject to a contingent deferred sales charge if redeemed at the time of transfer,  the priorities  described in the  Prospectus  under  "How to Buy  Shares"  for the  imposition  of the  Class B,  Class C or Class N  contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions  From Retirement  Plans.  Requests for distributions  from  OppenheimerFunds-sponsored  IRAs,  403(b)(7)
custodial plans,  401(k) plans or pension or  profit-sharing  plans should be addressed to "Trustee,  OppenheimerFunds
Retirement  Plans," c/o the Transfer  Agent at its address  listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must

(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants  (other than  self-employed  persons) in  OppenheimerFunds-sponsored  pension or  profit-sharing plans with shares of the Fund held in the name of the plan or its  fiduciary  may not directly  request  redemption of their accounts. The plan administrator or fiduciary must sign the request.

         Distributions  from pension and profit sharing plans are subject to special  requirements  under the Internal
Revenue  Code and certain  documents  (available  from the  Transfer  Agent) must be  completed  and  submitted to the
Transfer Agent before the  distribution  may be made.  Distributions  from retirement plans are subject to withholding requirements  under the  Internal  Revenue  Code,  and IRS Form  W-4P  (available  from the  Transfer  Agent)  must be submitted  to the  Transfer  Agent with the  distribution  request,  or the  distribution  may be delayed.  Unless the shareholder  has provided the Transfer Agent with a certified tax  identification  number,  the Internal  Revenue Code requires that tax be withheld  from any  distribution  even if the  shareholder  elects not to have tax withheld.  The
Fund,  the  Manager,  the  Distributor,  and the  Transfer  Agent  assume no  responsibility  to  determine  whether a distribution  satisfies  the  conditions  of  applicable  tax laws and will not be  responsible  for any tax penalties assessed in connection with a distribution.

Special  Arrangements  for  Repurchase  of Shares from Dealers and  Brokers.  The  Distributor  is the Fund's agent to repurchase its shares from authorized  dealers or brokers on behalf of their  customers.  Shareholders  should contact their  broker or dealer to  arrange  this type of  redemption.  The  repurchase  price per share will be the net asset value  next  computed  after the  Distributor  receives  an order  placed by the  dealer or  broker.  However,  if the
Distributor  receives a repurchase  order from a dealer or broker after the close of The New York Stock  Exchange on a regular  business  day, it will be  processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes.  Normally,  the Exchange closes at 4:00 P.M., but may do so earlier on some days.  Additionally,  the order must have been  transmitted  to and received by the  Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily,  for  accounts  redeemed by a  broker-dealer  under this  procedure,  payment will be made within three  business  days after the shares have been redeemed upon the  Distributor's  receipt of the required  redemption documents in proper form. The  signature(s)  of the registered  owners on the redemption  documents must be guaranteed as described in the Prospectus.

Automatic  Withdrawal and Exchange Plans.  Investors  owning shares of the Fund valued at $5,000 or more can authorize the  Transfer  Agent to  redeem  shares  (having  a value of at least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal Plan.  Shares will be redeemed three business days prior to the date  requested by the  shareholder  for receipt of the payment.  Automatic  withdrawals of up to $1,500 per month may be requested by telephone if payments  are to be made by check  payable to all  shareholders  of record.  Payments must also be sent to the  address of record for the  account and the  address  must not have been  changed  within the prior 30 days.  Required minimum  distributions from  OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

         Payments  are  normally  made by check,  but  shareholders  having  AccountLink  privileges  (see "How To Buy
Shares") may arrange to have Automatic  Withdrawal  Plan payments  transferred  to the bank account  designated on the
Account Application or by  signature-guaranteed  instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic  Withdrawal  Plan three business days before the payment  transmittal  date you select in the
Account  Application.  If a contingent  deferred  sales charge applies to the  redemption,  the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee  receipt of a payment on the date requested.  The Fund reserves the right to amend, suspend or  discontinue  offering these plans at any time without prior notice.  Because of the sales charge  assessed on  Class A share  purchases,  shareholders  should  not  make  regular  additional  Class  A  share  purchases  while participating  in an  Automatic  Withdrawal  Plan.  Class B, Class C and Class N  shareholders  should  not  establish automatic  withdrawal  plans,  because of the potential  imposition of the  contingent  deferred  sales charge on such withdrawals  (except  where the Class B, Class C and Class N contingent  deferred  sales charge is waived as described in Appendix C to this Statement of Additional Information).

         By requesting an Automatic  Withdrawal or Exchange Plan, the  shareholder  agrees to the terms and conditions that apply to such plans,  as stated below.  These  provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

         |X| Automatic  Exchange  Plans.  Shareholders  can authorize the Transfer Agent to exchange a  pre-determined amount of shares of the Fund for shares (of the same class) of other  Oppenheimer  funds  automatically  on a monthly, quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum amount that may be exchanged to
each  other  fund  account  is  $25.   Instructions  should  be  provided  on  the  OppenheimerFunds   Application  or
signature-guaranteed  instructions.  Exchanges  made under these plans are subject to the  restrictions  that apply to exchanges  as set forth in "How to  Exchange  Shares" in the  Prospectus  and below in this  Statement  of  Additional
Information.

         |X|  Automatic  Withdrawal  Plans.  Fund shares will be redeemed as  necessary to meet  withdrawal  payments.
Shares acquired without a sales charge will be redeemed first.  Shares acquired with reinvested  dividends and capital gains  distributions  will be redeemed next,  followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's  Automatic  Withdrawal Plan as agent for the shareholder(s)
(the  "Planholder") who executed the Plan authorization and application  submitted to the Transfer Agent.  Neither the
Fund nor the  Transfer  Agent shall incur any  liability  to the  Planholder  for any action taken or not taken by the
Transfer  Agent in good faith to administer  the Plan.  Share  certificates  will not be issued for shares of the Fund purchased  for and held under the Plan,  but the  Transfer  Agent will  credit all such  shares to the  account of the
Planholder on the records of the Fund. Any share  certificates  held by a Planholder may be surrendered  unendorsed to the Transfer Agent with the Plan  application so that the shares  represented by the certificate may be held under the
Plan.

         For accounts  subject to Automatic  Withdrawal  Plans,  distributions  of capital gains must be reinvested in shares of the Fund,  which will be done at net asset value  without a sales  charge.  Dividends  on shares held in the account may be paid in cash or reinvested.

         Shares will be  redeemed to make  withdrawal  payments  at the net asset  value per share  determined  on the redemption  date.  Checks or  AccountLink  payments  representing  the proceeds of Plan  withdrawals  will normally be transmitted  three  business  days prior to the date  selected  for receipt of the  payment,  according  to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the  interval of  disbursement  payments  and the address to which  checks are to be mailed or
AccountLink  payments are to be sent may be changed at any time by the  Planholder  by writing to the Transfer  Agent.
The Planholder  should allow at least two weeks' time after mailing such  notification  for the requested change to be put in effect.  The Planholder  may, at any time,  instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan.  That notice must be in proper form in accordance  with the  requirements  of the  then-current  Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

         The  Planholder  may  terminate a Plan at any time by writing to the Transfer  Agent.  The Fund may also give directions to the Transfer  Agent to terminate a Plan.  The Transfer Agent will also terminate a Plan upon its receipt of evidence  satisfactory to it that the Planholder has died or is legally  incapacitated.  Upon termination of a Plan by the Transfer  Agent or the Fund,  shares that have not been  redeemed  will be held in  uncertificated  form in the name of the  Planholder.  The account will  continue as a  dividend-reinvestment,  uncertificated  account  unless and until proper  instructions are received from the Planholder,  his or her executor or guardian,  or another  authorized person.

         To use shares  held under the Plan as  collateral  for a debt,  the  Planholder  may  request  issuance  of a portion of the shares in  certificated  form.  Upon written  request  from the  Planholder,  the  Transfer  Agent will determine the number of shares for which a certificate  may be issued without  causing the withdrawal  checks to stop.
However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer  agent for the Fund,  the  Planholder  will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus,  shares of a particular  class of Oppenheimer  funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer  funds.  Shares of Oppenheimer funds that have a single class without a class  designation  are deemed  "Class A" shares for this  purpose.  You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.

o        All of the Oppenheimer  funds currently offer Class A, B and C shares except  Oppenheimer  Money Market Fund,
     Inc., Centennial Money Market Trust,  Centennial Tax Exempt Trust,  Centennial  Government Trust,  Centennial New
     York Tax Exempt Trust,  Centennial  California Tax Exempt Trust,  and Centennial  America Fund,  L.P., which only offer Class A shares.
o        Class B, Class C and Class N shares of  Oppenheimer  Cash Reserves are generally  available  only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o        Only certain  Oppenheimer  funds  currently  offer Class Y shares.  Class Y shares of Oppenheimer  Real Asset
     Fund may not be exchanged for shares of any other fund.
o        Only certain  Oppenheimer  funds currently offer Class N shares,  which are only offered to retirement  plans as described in the  Prospectus.  Class N shares can be  exchanged  only for Class N shares of other  Oppenheimer funds.
o        Class M shares of Oppenheimer  Convertible  Securities Fund may be exchanged only for Class A shares of other
     Oppenheimer  funds.  They may not be acquired by exchange of shares of any class of any other  Oppenheimer  funds except Class A shares of  Oppenheimer  Money Market Fund or  Oppenheimer  Cash  Reserves  acquired by exchange of
     Class M shares.
o        Class X shares of Limited  Term New York  Municipal  Fund can be  exchanged  only for Class B shares of other
     Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of Oppenheimer  Capital  Preservation Fund may not be exchanged for shares of Oppenheimer Money Market
     Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer  Limited-Term  Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer  Capital  Preservation  Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o        Class A shares  of  Oppenheimer  Senior  Floating  Rate  Fund are not  available  by  exchange  of  shares of
     Oppenheimer  Money Market Fund or Class A shares of  Oppenheimer  Cash  Reserves.  Shares of  Oppenheimer  Senior
     Floating  Rate Fund may only be sold or  exchanged  in a  quarterly  repurchase  offer.  If any Class A shares of another  Oppenheimer  fund that are exchanged  for Class A shares of  Oppenheimer  Senior  Floating Rate Fund are subject to the Class A contingent  deferred sales charge of the other  Oppenheimer  fund at the time of exchange, the holding  period for that Class A  contingent  deferred  sales charge will carry over to the Class A shares of
     Oppenheimer  Senior  Floating  Rate Fund  acquired  in the  exchange.  The Class A shares of  Oppenheimer  Senior
     Floating  Rate  Fund  acquired  in that  exchange  will be  subject  to the  Class A Early  Withdrawal  Charge of
     Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.
o        Class A, Class B, Class C, Class N and Class Y Shares of Oppenheimer  Select  Managers  Mercury  Advisors S&P
     Index Fund and Oppenheimer  Select  Managers QM Active  Balanced Fund are only available to retirement  plans and are  available  only by  exchange  from the same class of shares of other  Oppenheimer  funds held by  retirement plans.

         Class A shares of  Oppenheimer  funds may be exchanged at net asset value for shares of any money market fund offered by the  Distributor.  Shares of any money market fund  purchased  without a sales charge may be exchanged  for shares of  Oppenheimer  funds offered with a sales charge upon payment of the sales  charge.  They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

         Shares of Oppenheimer  Money Market Fund,  Inc.  purchased  with the  redemption  proceeds of shares of other mutual funds (other than funds managed by the Manager or its  subsidiaries)  redeemed within the 30 days prior to that purchase may  subsequently  be exchanged  for shares of other  Oppenheimer  funds  without being subject to an initial sales charge or  contingent  deferred  sales charge.  To qualify for that  privilege,  the investor or the  investor's dealer must notify the  Distributor  of eligibility  for this  privilege at the time the shares of  Oppenheimer  Money
Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

         Shares of the Fund acquired by reinvestment of dividends or distributions  from any of the other  Oppenheimer funds or from any unit investment trust for which  reinvestment  arrangements  have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend,  suspend or terminate  the exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will  provide  you with  notice of those  changes  whenever it is required to do so by applicable  law. It may be  required  to provide 60 days  notice  prior to  materially  amending  or  terminating  the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |X| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent  deferred sales charge is imposed on exchanges of shares of any class purchased  subject to a contingent  deferred sales charge.  However,  when Class A shares acquired by exchange of Class A shares of other  Oppenheimer  funds  purchased  subject to a Class A contingent deferred sales charge are redeemed  within 18 months of the end of the calendar  month of the initial  purchase of the exchanged Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed shares.  The Class
B contingent  deferred  sales charge is imposed on Class B shares  acquired by exchange if they are redeemed  within 6 years of the initial  purchase of the  exchanged  Class B shares.  The Class C  contingent  deferred  sales  charge is imposed on Class C shares  acquired by exchange if they are redeemed  within 12 months of the initial  purchase of the exchanged  Class C shares.  The Class N  contingent  deferred  sales  charge is imposed on Class N shares  acquired by exchange if they are redeemed within eighteen (18) months of the initial purchase of the exchanged Class N shares.

         When Class B, Class C or Class N shares are  redeemed to effect an  exchange,  the  priorities  described  in
"How To Buy Shares" in the Prospectus  for the  imposition of the Class B, Class C or the Class N contingent  deferred sales charge will be followed in determining the order in which the shares are exchanged.  Before  exchanging  shares, shareholders  should take into account how the exchange may affect any contingent  deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X| Limits on Multiple  Exchange Orders.  The Fund reserves the right to reject telephone or written exchange requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         |X| Telephone  Exchange  Requests.  When exchanging shares by telephone,  a shareholder must have an existing account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a Prospectus of that fund before the exchange  request may be submitted.  If all telephone lines are busy (which might occur,  for example, during periods of substantial market  fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X|  Processing  Exchange  Requests.  Shares to be  exchanged  are  redeemed on the regular  business day the
Transfer Agent receives an exchange request in proper form (the "Redemption  Date").  Normally,  shares of the fund to be  acquired  are  purchased  on the  Redemption  Date,  but such  purchases  may be delayed by either fund up to five business days if it determines that it would be  disadvantaged  by an immediate  transfer of the redemption  proceeds.
The Fund  reserves  the right,  in its  discretion,  to refuse any  exchange  request  that may  disadvantage  it. For example,  if the receipt of multiple  exchange  requests  from a dealer  might  require the  disposition  of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

         When you exchange some or all of your shares from one fund to another,  any special  account  feature such as an Asset  Builder  Plan or Automatic  Withdrawal  Plan,  will be switched to the new fund account  unless you tell the
Transfer Agent not to do so. However,  special  redemption and exchange features such as Automatic  Exchange Plans and
Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In  connection  with any  exchange  request,  the  number of  shares  exchanged  may be less than the  number requested if the exchange or the number requested would include shares subject to a  restriction  cited in the  Prospectus  or this  Statement of Additional  Information,  or would  include  shares covered by a share  certificate that is not tendered with the request.  In those cases,  only the shares available for exchange without restriction will be exchanged.

         The different  Oppenheimer funds available for exchange have different  investment  objectives,  policies and risks.  A shareholder  should assure that the fund selected is  appropriate  for his or her  investment  and should be aware of the tax consequences of an exchange.  For federal income tax purposes,  an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege,"  above,  discusses some of the tax  consequences of reinvestment of redemption  proceeds in such cases.  The Fund, the  Distributor,  and the Transfer  Agent are unable to provide  investment,  tax or legal advice to a  shareholder  in  connection  with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends  and  Distributions.  Dividends  will be  payable  on  shares  held of  record  at the time of the  previous determination  of net asset value,  or as otherwise  described in "How to Buy  Shares."  Daily  dividends  will not be declared or paid on newly  purchased  shares  until such time as federal  funds  (funds  credited  to a member  bank's account at the Federal  Reserve  Bank) are available  from the purchase  payment for such shares.  Normally,  purchase checks  received from  investors are converted to federal  funds on the next business day.  Shares  purchased  through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

         Shares redeemed  through the regular  redemption  procedure will be paid dividends  through and including the day on which the redemption  request is received by the Transfer  Agent in proper form.  Dividends will be declared on shares  repurchased  by a dealer or broker  for three  business  days  following  the trade  date  (that is, up to and including  the day prior to  settlement of the  repurchase).  If all shares in an account are redeemed,  all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         The Fund has no fixed  dividend  rate for  Class  B,  Class C,  Class N or Class Y  shares,  and the rate can change for Class A shares.  There can be no assurance as to the payment of any  dividends  or the  realization  of any capital  gains.  The dividends and  distributions  paid by a class of shares will vary from time to time  depending on market  conditions,  the composition of the Fund's portfolio,  and expenses borne by the Fund or borne separately by a class.  Dividends are  calculated in the same manner,  at the same time, and on the same day for each class of shares.
However,  dividends  on Class B, Class C and Class N shares are  expected  to be lower than  dividends  on Class A and
Class Y  shares.  That is  because  of the  effect of the  asset-based  sales  charge on Class B,  Class C and Class N shares.  Those  dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends,  distributions  and proceeds of the redemption of Fund shares  represented  by checks  returned to the Transfer  Agent by the Postal  Service as  undeliverable  will be invested in shares of  Oppenheimer  Money Market
Fund,  Inc.  Reinvestment  will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable  the  investor  to earn a return on  otherwise  idle  funds.  Unclaimed  accounts  may be  subject  to state escheatment  laws, and the Fund and the Transfer  Agent will not be liable to  shareholders  or their  representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends,  Distributions and Redemptions of Shares.  The federal tax treatment of the Fund's dividends and capital gains  distributions is briefly  highlighted in the Prospectus.  The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax  discussion in the  Prospectus  and this  Statement of Additional  Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial,  or administrative  action,  sometimes with retroactive effect. State and local tax treatment of ordinary  income  dividends and capital gain  dividends from  regulated  investment  companies may differ from the treatment under the Internal  Revenue Code described  below.  Potential  purchasers of shares of the Fund are urged  to  consult  their  tax  advisers  with  specific  reference  to  their  own tax  circumstances  as well as the consequences of  federal, state and local tax rules affecting an investment in the Fund.

         |X|  Qualification  as a  Regulated  Investment  Company.  The Fund has  elected  to be taxed as a  regulated investment  company under  Subchapter M of the Internal  Revenue Code of 1986, as amended.  As a regulated  investment company,  the Fund is not subject to federal income tax on the portion of its investment  company taxable income (that is, taxable interest,  dividends,  and other taxable ordinary income net of expenses,  and net short-term capital gain in excess of long-term  capital loss) and capital gain net income (that is, the excess of net long-term  capital gains over net short-term  capital  losses) that it  distributes to  shareholders.  That  qualification  enables the Fund to
"pass through" its income and realized capital gains to shareholders  without having to pay tax on them. This avoids a
"double  tax" on that income and  capital  gains,  since  shareholders  normally  will be taxed on the  dividends  and capital  gains  they  receive  from the Fund  (unless  their  Fund  shares  are held in a  retirement  account  or the shareholder is otherwise  exempt from tax).  The Internal  Revenue Code contains a number of complex tests relating to qualification  that the Fund might not meet in a  particular  year.  If it did not qualify as a  regulated  investment company,  the Fund would be treated for tax purposes as an ordinary  corporation  and would  receive no tax  deduction for payments made to shareholders.

         To qualify  as a  regulated  investment  company,  the Fund must  distribute  at least 90% of its  investment company  taxable  income (in brief,  net  investment  income and the excess of net  short-term  capital  gain over net long-term  capital loss) for the taxable year. The Fund must also satisfy  certain other  requirements of the Internal
Revenue Code,  some of which are  described  below.  Distributions  by the Fund made during the taxable year or, under specified  circumstances,  within twelve months after the close of the taxable year, will be considered  distributions of income  and gains  for the  taxable  year and will  therefore  count  toward  satisfaction  of the  above-mentioned requirement.

         To qualify as a regulated  investment  company,  the Fund must  derive at least 90% of its gross  income from dividends,  interest,  certain payments with respect to securities loans,  gains from the sale or other disposition of stock or securities or foreign  currencies  (to the extent such currency  gains are directly  related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements  described  above, the Fund must satisfy an asset  diversification test in order to qualify as a  regulated  investment  company.  Under that test,  at the close of each  quarter of the
Fund's  taxable  year,  at least 50% of the value of the  Fund's  assets  must  consist of cash and cash  items,  U.S.
government  securities,  securities of other regulated  investment  companies,  and securities of other issuers. As to each of those  issuers,  the Fund  must not have  invested  more than 5% of the value of the  Fund's  total  assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding  voting  securities of each such  issuer.  No more than 25% of the value of its total assets may be invested in the  securities  of any one issuer
(other than U.S.  government  securities and securities of other regulated  investment  companies),  or in two or more issuers which the Fund  controls and which are engaged in the same or similar  trades or  businesses.  For purposes of this test,  obligations  issued or guaranteed by certain  agencies or  instrumentalities  of the U.S.  government  are treated as U.S. government securities.

         |X| Excise Tax on Regulated  Investment  Companies.  Under the  Internal  Revenue  Code,  by December 31 each year,  the Fund must  distribute  98% of its taxable  investment  income earned from January 1 through  December 31 of that year and 98% of its capital  gains  realized in the period from  November 1 of the prior year through  October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not  distributed.  It is presently anticipated that the Fund will meet those requirements.  To meet this requirement,  in certain  circumstances the Fund might be required to liquidate portfolio  investments to make sufficient  distributions to avoid excise tax liability.
However,  the Board of Trustees and the Manager  might  determine  in a  particular  year that it would be in the best interests of  shareholders  for the Fund not to make such  distributions  at the required levels and to pay the excise tax on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

         |X| Taxation of Fund  Distributions.  The Fund anticipates  distributing  substantially all of its investment company taxable income for each taxable year. Those  distributions  will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special  provisions  of the Internal  Revenue Code govern the  eligibility  of the Fund's  dividends  for the dividends-received  deduction for corporate  shareholders.  Long-term capital gains distributions are not eligible for the  deduction.  The  amount of  dividends  paid by the Fund that may  qualify  for the  deduction  is  limited to the aggregate amount of qualifying  dividends that the Fund derives from portfolio  investments that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the deduction on dividends paid on Fund  shares  held for 45 days or less.  To the extent the Fund's  dividends  are  derived  from gross  income from option  premiums,  interest  income  or  short-term  gains  from the sale of  securities  or  dividends  from  foreign corporations,  those  dividends  will not qualify for the deduction.  Since it is anticipated  that most of the Fund's income  will be  derived  from  interest  it  receives  on its  investments,  the Fund  does not  anticipate  that its distributions will qualify for this deduction.

         The Fund may either  retain or  distribute to  shareholders  its net capital gain for each taxable year.  The
Fund currently  intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain  distribution,  it will be taxable to shareholders as long-term capital gain. It does not matter how long the  shareholder  has held  his or her  shares  or  whether  that  gain was  recognized  by the Fund  before  the shareholder acquired his or her shares.

         If the Fund  elects  to  retain  its net  capital  gain,  the Fund  will be  subject  to tax on it at the 35%
corporate  tax rate.  If the Fund elects to retain its net capital  gain, it is expected that the Fund also will elect to have  shareholders  of record on the last day of its taxable year  treated as if each  received a  distribution  of their pro rata  share of such gain.  As a result,  each  shareholder  will be  required  to report his or her pro rata share of such gain on their tax return as long-term  capital  gain,  will receive a refundable  tax credit for his/her pro rata share of tax paid by the Fund on the gain,  and will  increase the tax basis for his/her  shares by an amount equal to the deemed distribution less the tax credit.

         Investment  income that may be received by the Fund from sources within  foreign  countries may be subject to foreign taxes  withheld at the source.  The United  States has entered into tax treaties  with many foreign  countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions  by the Fund that do not constitute  ordinary  income  dividends or capital gain  distributions will be treated as a return of capital to the extent of the shareholder's  tax basis in their shares.  Any excess will be treated as gain from the sale of those shares,  as discussed  below.  Shareholders  will be advised  annually as to the U.S.  federal  income  tax  consequences  of  distributions  made (or  deemed  made)  during  the  year.  If prior distributions  made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment  policies,  they will be identified as such in notices sent to shareholders.

         Distributions  by the  Fund  will be  treated  in the  manner  described  above  regardless  of  whether  the distributions  are paid in cash or  reinvested  in additional  shares of the Fund (or of another  fund).  Shareholders receiving a distribution  in the form of additional  shares will be treated as receiving a  distribution  in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be  required  in certain  cases to  withhold  and remit to the U.S.  Treasury  31% of  ordinary income  dividends  and  capital  gains  distributions  and the  proceeds  of the  redemption  of  shares,  paid to any shareholder (1) who has failed to provide a correct,  certified taxpayer  identification number, (2) who is subject to backup  withholding for failure to report the receipt of interest or dividend income  properly,  or (3) who has failed to certify to the Fund that the  shareholder is not subject to backup  withholding or is an "exempt  recipient"  (such as a corporation).

         |X| Tax Effects of Redemptions of Shares.  If a shareholder  redeems all or a portion of his/her shares,  the shareholder  will  recognize a gain or loss on the redeemed  shares in an amount equal to the  difference  between the proceeds of the redeemed shares and the shareholder's  adjusted tax basis in the shares.  All or a portion of any loss recognized  in that manner may be  disallowed  if the  shareholder  purchases  other shares of the Fund within 30 days before or after the redemption.

         In general,  any gain or loss arising from the  redemption of shares of the Fund will be  considered  capital gain or loss,  if the shares were held as a capital  asset.  It will be  long-term  capital gain or loss if the shares were held for more than one year.  However,  any  capital  loss  arising  from the  redemption  of shares held for six months or less will be treated as a  long-term  capital  loss to the  extent of the amount of capital  gain  dividends received  on those  shares.  Special  holding  period  rules  under the  Internal  Revenue  Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

         |X| Foreign  Shareholders.  Taxation of a  shareholder  who under United  States law is a  nonresident  alien
individual,   foreign  trust  or  estate,  foreign  corporation,   or  foreign  partnership  depends  on  whether  the
shareholder's  income  from  the Fund is  effectively  connected  with a U.S.  trade or  business  carried  on by such shareholder.

         If the income  from the Fund is not  effectively  connected  with a U.S.  trade or  business  carried on by a foreign  shareholder,  ordinary income dividends paid to such foreign shareholder will be subject to U.S.  withholding tax. The rate of the tax depends on a number of factors.  If the income from the Fund is effectively  connected with a
U.S. trade or business carried on by a foreign  shareholder,  then ordinary income dividends,  capital gain dividends, and any gains  realized  upon the sale of shares of the Fund will be subject to U.S.  federal  income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of a foreign  non-corporate  shareholder,  the Fund may be  required  to  withhold  U.S.  federal income tax at a rate of 31% on  distributions  that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of their foreign status.

         The tax  consequences  to a foreign  shareholder  entitled to claim the benefits of an applicable  tax treaty may be different from those described  herein.  Foreign  shareholders are urged to consult their own tax advisers with respect to the  particular  tax  consequences  to them of an investment in the Fund,  including the  applicability  of foreign taxes.

Dividend  Reinvestment in Another Fund.  Shareholders  of the Fund may elect to reinvest all dividends  and/or capital gains  distributions  in shares of the same class of any of the other  Oppenheimer  funds listed  above.  Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the  dividend or  distribution.  To elect this  option,  the  shareholder  must notify the  Transfer  Agent in writing and must have an existing  account in the fund  selected for  reinvestment.  Otherwise the  shareholder  first must obtain a prospectus for that fund and an  application  from the  Distributor  to establish an account.  Dividends and/or  distributions  from shares of certain other  Oppenheimer  funds (other than  Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions  that have a sales  agreement  with  OppenheimerFunds  Distributor,  Inc.,  a  subsidiary  of the  Manager  that acts as the Fund's
Distributor.  The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer  Agent.  OppenheimerFunds  Services,  the Fund's  Transfer  Agent,  is a division of the  Manager.  It is responsible  for maintaining  the Fund's  shareholder  registry and  shareholder  accounting  records,  and for paying dividends and distributions to shareholders.  It also handles shareholder servicing and administrative  functions.  It serves as the  Transfer  Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should direct  inquiries  about their  accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The  Custodian.  The Bank of New York is the custodian of the Fund's  assets.  The custodian  bank's  responsibilities include  safeguarding and controlling the Fund's portfolio  securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the  custodian  bank in a manner  uninfluenced  by any banking  relationship  the custodian bank may have with the Manager and its  affiliates.  The Fund's cash balances with the  custodian  bank in excess of $100,000  are not  protected  by federal  deposit  insurance.  Those  uninsured balances at times may be substantial.

Independent  Auditors.  Deloitte  & Touche  LLP are the  independent  auditors  of the Fund.  They  audit  the  Fund's financial  statements and perform other related audit services.  They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Bond Fund:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Bond Fund, including the statement of investments, as of December
31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Bond Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
---------------------------
Deloitte & Touche LLP

Denver, Colorado
January 23, 2002

STATEMENT OF INVESTMENTS December 31, 2001

                                                                                         Principal
Market Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities--5.6%
AQ Finance NIM Trust, Home Equity Collateralized Mtg. Obligations,
Series 2001-3A, 8.835%, 2/25/32/1/                                                     $ 4,000,000           $
4,000,000
------------------------------------------------------------------------------------------------------------------------
LBFTC I, Home Equity Collateralized Mtg. Obligations,
Series 2000-1A, Cl. D, 10%, 2/25/30/2/                                                     901,468
886,538
------------------------------------------------------------------------------------------------------------------------
Lease Investment Flight Trust, Collateralized Plane Obligations,
Series 1A, Cl. D2, 8%, 7/15/31/1/                                                        3,150,000
1,260,000
------------------------------------------------------------------------------------------------------------------------
Liberte American Loan Master Trust, Collateralized Loan Obligations,
Series 1999-1A, Cl. D2, 7.162%, 11/25/06/1/,/3/                                          6,000,000
4,800,000
------------------------------------------------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31/1/                                                2,971,896
3,057,339
------------------------------------------------------------------------------------------------------------------------
Long Beach Asset Holdings Corp. NIM Trust, Home Equity Asset-Backed
Pass-Through Certificates, Series 2001-3, 7.87%, 9/25/31                                 4,275,535
4,251,486
------------------------------------------------------------------------------------------------------------------------
MSF Funding LLC, Collateralized Mtg. Obligations,
Series 2000-1, Cl. C, 9.45%, 7/25/07/1/,/3/                                                905,261
901,866
------------------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations,
Series 1999-I, Cl. ECFD, 8.75%, 12/25/28                                                 2,838,124
2,613,735
------------------------------------------------------------------------------------------------------------------------
Option One Mortgage Securities Corp., Home Equity
Collateralized Mtg. Obligations:
Series 1999-1, Cl. CTFS, 10.06%, 3/26/29/1/                                              1,537,621
1,459,539
Series 1999-3, Cl. CTFS, 10.80%, 12/26/29                                                  860,818
834,053
------------------------------------------------------------------------------------------------------------------------
Seneca Funding I Ltd., Commercial Bond Obligations,
Cl. A, 4.843%, 5/31/29/3/                                                                4,060,000
2,966,845
------------------------------------------------------------------------------------------------------------------------
Tobacco Settlement Authority, Asset-Backed Securities,
Series 2001-A, 6.79%, 6/1/10                                                             1,400,000
1,376,375

-----------
Total Asset-Backed Securities (Cost $30,111,379)
28,407,776

------------------------------------------------------------------------------------------------------------------------
Corporate Loans--0.2%
Ferrell Cos., Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.924%, 6/17/06/1/,/3/ (Cost $880,594)                                          889,488
867,252

------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Obligations--88.5%
------------------------------------------------------------------------------------------------------------------------
Government Agency--69.6%
------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--69.3%
Federal Home Loan Mortgage Corp.:
9%, 3/1/17                                                                                 130,901
141,235
12.50%, 4/1/14
8,292                 9,648
13.50%, 11/1/10                                                                             17,838
21,212
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
Certificates:
Series 151, Cl. F, 9%, 5/15/21                                                             302,840
319,497
Series 1843, Cl. VB, 7%, 4/15/03                                                            56,886
57,989
Series 1849, Cl. VA, 6%, 12/15/10                                                           52,060
52,581
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 2054, Cl. TE, 6.25%, 4/15/24                     850,000
863,541
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-
Backed Security:
Series 192, Cl. IO, 9.768%, 2/1/28/4/                                                   32,400,591
7,619,202

                          12 | OPPENHEIMER BOND FUND

                                                                                         Principal
Market Value
                                                                                            Amount            See
Note 1
-------------------------------------------------------------------------------------------------------------------------

FHLMC/FNMA/Sponsored Continued
Series 194, Cl. IO, 9.265%, 4/1/28/4/                                                 $ 24,207,052          $
5,968,551
Series 197, Cl. IO, 6.765%, 4/1/28/4/                                                    6,192,009
1,598,312
Series 202, Cl. IO, 7.264%, 4/1/29/4/                                                   20,318,854
5,181,308
Series 203, Cl. IO, 10.022%, 6/15/29/4/                                                  9,912,410
2,598,910
Series 204, Cl. IO, 12.517%, 5/15/29/4/                                                 32,379,076
8,469,152
Series 205, Cl. IO, 7.277%, 9/15/29/4/                                                   8,392,447
1,964,357
Series 206, Cl. IO, 20.217%, 12/15/29/4/                                                10,871,150
2,252,366
Series 207, Cl. IO, 8.765%, 4/15/30/4/                                                   8,881,103
1,826,177
Series 214, Cl. IO, 25.176%, 6/1/31/4/                                                  41,951,967
11,595,786
Series 303, Cl. IO, 15.082%, 11/1/29/4/                                                  3,565,214
741,453
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment
Conduit Multiclass Certificates:
Series 1711, Cl. EA, 7%, 3/15/24                                                           200,000
205,936
Series 2351, Cl. EF, 6.50%, 12/15/24                                                    10,000,000
10,312,500
Series 2355, Cl. CQ, 6.50%, 7/15/26                                                      7,200,000
7,398,000
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 2/25/30/5/                                                                         127,000,000
124,181,870
6.50%, 1/25/28/5/                                                                      149,450,000
149,450,000
7%, 1/1/09--11/1/25                                                                        336,792
348,798
7.50%, 2/1/08--3/1/08                                                                      129,591
136,675
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd
Real Estate Mtg. Investment Conduit Pass-Through Certificates, Trust
1992-34, Cl. G, 8%, 3/25/22/6/                                                             363,389
386,781
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Mtg. Pass-Through Certificates,
8%, 8/1/17                                                                                  83,466
87,921
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed
Security, Trust 311, Cl. 2, 9.321%, 6/1/304                                              6,211,118
1,626,537
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 299, Cl. 2, 18.035%, 5/1/28/4/                                                     2,921,507
698,879
Trust 313, Cl. 2, 13.31%, 6/25/31/4/                                                    14,718,473
4,029,182

------------

350,144,356

------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--0.3%
Government National Mortgage Assn.:
6.75%, 7/20/25                                                                             173,934
178,555
7%, 7/15/09                                                                                114,725
119,987
7.75%, 7/20/27                                                                              34,588
35,502
8%, 6/15/05--10/15/06                                                                      403,097
425,484
9%, 2/15/09--6/15/09                                                                       150,512
162,993
10%, 11/15/09                                                                               47,121
51,564
10.50%, 12/15/17--5/15/21                                                                  151,174
172,009
11%, 10/20/19                                                                              240,991
276,902
12%, 5/15/14
832                   965
13%, 12/15/14                                                                               11,326
13,485

------------

1,437,446

------------------------------------------------------------------------------------------------------------------------
Private--18.9%
------------------------------------------------------------------------------------------------------------------------
Commercial--14.0%
AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg
Pass-Through Certificates, Series 1997-C1, Cl. G, 7%, 6/17/29/1/                           150,000
133,348

                            13 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                        Principal
Market Value
                                                                                           Amount             See
Note 1
------------------------------------------------------------------------------------------------------------------------

Commercial Continued
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1996-D2, Cl. A3, 7.38%, 2/14/29/3/                                              $ 6,067,127           $
5,915,449
Series 1996-MD6, Cl. A3, 7.09%, 11/13/29/3/                                                800,000
816,875
Series 1997-D4, Cl. B1, 7.525%, 4/14/29/3/                                                 115,000
93,132
Series 1997-D4, Cl. B2, 7.525%, 4/14/29/3/                                                 115,000
89,700
Series 1997-D4, Cl. B3, 7.525%, 4/14/29/3/                                                 115,000
81,398
Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                                   2,000,000
1,090,000
------------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security,
Series 1997-D5, Cl. PS1, 8.05%, 2/14/41/4/                                               5,895,639
427,434
------------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate-
Backed Pass-Through Certificates, Series 1997-CTL1, 10.015%, 6/22/24/1/,/4/             12,174,381
369,036
------------------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Commercial Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. E, 6.72%, 12/25/03/1/,/3/                                              250,000
247,998
------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Commercial Mtg. Obligations:
Series 1996-C1, Cl. D, 7.35%, 12/25/20/1/,/3/                                              875,000
873,359
Series 2000-FL2A, Cl. J-NS, 4.20%, 7/15/02/3/                                            1,400,000
1,379,219
------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Interest-Only Stripped Mtg.-
Backed Security, Series 1996-C1, Cl. X-2, 164.795%, 12/25/20/1/,/4/
9,061,582                 2,832
------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust, Commercial Mtg. Pass-Through
Certificates, Series 1999-C1, Cl. C, 7.35%, 8/17/13                                        362,600
371,552
------------------------------------------------------------------------------------------------------------------------
CRIIMI MAE Commercial Mortgage Trust I, Collateralized Mtg.
Obligations, Series 1998-C1, Cl. A2, 7%, 3/2/11/2/                                       7,250,000
7,173,195
------------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1998-C1, Cl. F, 6%, 5/17/40/2/                                      2,500,000
1,532,638
------------------------------------------------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp., Commercial Mtg.
Pass-Through Certificates:
Series 1999-STF1, Cl. B6, 6.511%, 7/5/08/1/,/3/                                          1,143,219
1,080,080
Series 1999-STF1, Cl. B6, 6.511%, 7/5/08/1/,/3/
21,426,668                    --
------------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Series 1994-C1, Cl. 2D, 8.70%, 9/25/25                                                   1,000,000
978,906
Series 1994-C1, Cl. 2E, 8.70%, 9/25/25                                                   1,000,000
978,906
------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg.
Pass-Through Certificates:
Series 1997-CHL1, Cl. C, 8.111%, 7/25/06/1/,/3/                                          1,478,000
1,444,976
Series 1997-CHL1, Cl. D, 8.111%, 5/25/08/1/,/3/                                            750,000
686,016
Series 1997-CHL1, Cl. E, 8.111%, 2/25/11/1/,/3/                                            750,000
583,125
------------------------------------------------------------------------------------------------------------------------
First Union National Bank Commercial Mortgage Trust, Commercial
Mtg. Pass-Through Certificates, Series 2001-C2, Cl. E, 7.003%, 1/12/43                   3,200,000
3,249,000
------------------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C2, 10.106%, 5/18/28/4/                       9,988,150
306,082
------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Collateralized Mtg. Obligations,
Series 1998-C1, Cl. E, 7.096%, 3/15/11/3/                                                1,500,000
1,488,750
------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Interest-Only Stripped
Mtg.-Backed Security Pass-Through Certificates, Series 1997-C1, Cl. X,
8.203%, 7/15/27/4/                                                                       7,647,538
514,416
------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through
Certificates, Series 1997-C2, Cl. F, 6.75%, 4/16/29                                      1,000,000
574,648

                            14 | OPPENHEIMER BOND FUND

                                                                                         Principal
Market Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Commercial Continued
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations:
Series 2001-Rock, Cl. C, 6.878%, 5/3/18/2/                                             $ 3,200,000           $
3,155,750
Series 2001-Rock, Cl. E, 6.878%, 5/3/18/2/                                               2,200,000
2,093,436
------------------------------------------------------------------------------------------------------------------------
Hotel First Mortgage Trust, Commercial Mtg. Obligations,
Series 1993-A, Cl. A, 8.52%, 8/5/08/1/                                                   1,144,124
1,192,750
------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Chase Commercial Mortgage Securities, Commercial Mtg.
Pass-Through Obligations, Series 2001-FL1A, Series G, 3.895%, 7/13/13/1/,/3/             3,020,085
2,963,341
------------------------------------------------------------------------------------------------------------------------
LB-UBS Securities Commercial Mortgage Trust, Commercial Mtg
Pass-Through Certificates, Series 2000-C3, Cl. C, 7.95%, 2/15/10                         3,137,400
3,372,705
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 8.017%, 2/18/28/4/               16,895,837
725,993
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 1996-C1, Cl. E, 7.377%, 3/15/06/1/,/3/                                              385,000
366,479
Series 1997-HF1, Cl. F, 6.86%, 2/15/10/2/                                                  225,000
198,422
Series 1997-RR, Cl. D, 7.751%, 4/30/39/2/,/3/                                            1,720,092
1,487,998
Series 1997-RR, Cl. E, 7.751%, 4/30/39/2/,/3/                                              400,021
292,827
Series 1997-RR, Cl. F, 7.751%, 4/30/39/2/,/3/                                              400,021
245,227
Series 1998-WF1, Cl. F, 7.30%, 3/15/30/1/                                                2,000,000
1,786,250
------------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07/2/                                   254,890
224,622
------------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06/2/                                    875,000
793,840
------------------------------------------------------------------------------------------------------------------------
NationsBank Trust, Lease Pass-Through Certificates, Series 1997A-1,
7.442%, 1/10/11/3/                                                                         446,562
471,333
------------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Obligations,
Series 1996-MD5, Cl. A3, 7.638%, 4/13/39/3/                                              5,600,000
5,910,688
------------------------------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Collateralized Mtg. Obligations Pass-
Through Certificates, Series 1998-12, Cl. 1A2, 5.75%, 1/25/29                            6,000,000
5,439,360
------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg. Pass-
Through Certificates, Series 2001-CDCA, Cl. GSA, 3.896%, 2/15/13/2/,/3/                  3,261,200
3,265,277
------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Sub. Multiclass Pass-Through
Certificates, Series 1996-CFL, Cl. G, 7.75%, 2/25/28                                     4,500,000
4,517,578

------------

70,985,946

------------------------------------------------------------------------------------------------------------------------
Other--0.0%
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped
Mtg.-Backed Security, Series 1987-3, Cl. A, 12.945%, 10/23/17/1/,/7/                        53,878
44,315
------------------------------------------------------------------------------------------------------------------------
Residential--4.9%
ARC Net Interest Margin Trust, Collateralized Mtg. Obligations,
Series 2001-6A, Cl. A, 7.25%, 10/27/31/1/                                                4,893,386
4,836,807
------------------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations, Series 2001-1,
Cl. ECFD, 7.25%, 10/22/02                                                                2,303,485
2,303,486
------------------------------------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through
Certificates, Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                       16,775
16,729
------------------------------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. III, Sub. Bonds, Series 1992-A,
Cl. 1A, 8.25%, 3/29/30/3/                                                                   66,975
68,063

                          15 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                         Principal
Market Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Residential Continued
Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 1996-B, Cl. 1, 7.11%, 4/25/26/1/,/3/                                           $  1,688,737          $
1,207,447
Series 1999-NC2, Cl. M3, 5.35%, 4/25/29/3/                                               1,654,000
1,661,236
------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations, Mtg.
Pass-Through Certificates, Series 1998-8, Cl. B, 3.40%, 8/25/28/3/                       1,853,067
1,827,877
------------------------------------------------------------------------------------------------------------------------
Washington Mutual Finance Corp., Collateralized Mtg. Obligations,
Series 2000-1, Cl. B1, 5.93%, 1/25/40/3/                                                 2,800,000
2,775,938
------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Loan Trust, Commercial Mtg. Obligations,
Series 2001-S9, Cl. A12, 6.75%, 9/25/31                                                  9,711,174
9,847,738

------------

24,545,321

------------
Total Mortgage-Backed Obligations (Cost $443,105,554)
447,157,384

------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations--2.1%

U.S. Treasury Bonds, 5.375%, 2/15/31                                                     6,500,000
6,410,632
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 5%, 8/15/11                                                          4,400,000
4,390,377

------------
Total U.S. Government Obligations (Cost $10,844,312)
10,801,009

------------------------------------------------------------------------------------------------------------------------
Loan Participations--0.1%
Shoshone Partners Loan Trust Sr. Nts., 4.03%, 4/28/02 (representing a basket of reference loans and a total return swap between Chase
Manhattan Bank and the Trust)1,3 (Cost $750,000)                                           750,000
331,302
------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes--48.7%
------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.1%
Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts., 5/15/11                             200,000
209,000
------------------------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07                     100,000
70,000

------------

279,000

------------------------------------------------------------------------------------------------------------------------
Chemicals--0.4%
Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09                                              200,000
192,000
------------------------------------------------------------------------------------------------------------------------
ISP Chemco, Inc., 10.25% Sr. Sub. Nts., 7/1/11/2/                                          300,000
315,000
------------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08/2/                                                               200,000
199,000
9.625% Sr. Sec. Nts., Series A, 5/1/07                                                     300,000
303,750
------------------------------------------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                             85,000
99,441
------------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                        383,000
381,085
------------------------------------------------------------------------------------------------------------------------
OM Group, Inc., 9.25% Sr. Sub. Nts., 12/15/11/2/                                           250,000
256,250
------------------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07/8/,/9/                         100,000
28,625
------------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07/8/                          150,000
44,250
------------------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc., 12.375% Sr. Sec. Nts., Series B, 7/15/06/8/                      200,000
167,000

------------

1,986,401

------------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables--0.1%
Pennzoil-Quaker State Co., 10% Sr. Nts., 11/1/08/2/                                        200,000
210,000

                            16 | OPPENHEIMER BOND FUND

                                                                                        Principal
Market Value
                                                                                           Amount             See
Note 1
------------------------------------------------------------------------------------------------------------------------

Consumer Non-Durables Continued
Playtex Products, Inc., 9.375% Sr. Unsec. Sub. Nts., 6/1/11                            $  250,000          $
265,000
------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 12% Sr. Sec. Nts., 12/1/05/2/                             250,000
249,687
------------------------------------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08/1/,/8/,/9/
145,000                     --

-------------

724,687

------------------------------------------------------------------------------------------------------------------------
Energy--3.7%
Devon Financing Corp., 7.875% Debs., 9/30/31/2/                                          6,400,000
6,496,314
------------------------------------------------------------------------------------------------------------------------
El Paso Energy Partners LP, 8.50% Sr. Unsec. Sub. Nts., Series B, 6/1/11                   650,000
659,750
------------------------------------------------------------------------------------------------------------------------
Hornbeck-Leevac Marine Services, Inc., 10.625% Sr. Nts., 8/1/08/2/                         500,000
510,000
------------------------------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 6.75% Sr. Unsec. Nts., 3/15/11                         4,500,000
4,507,119
------------------------------------------------------------------------------------------------------------------------
McDermott, Inc., 9.375% Nts., 3/15/02                                                      100,000
90,500
------------------------------------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                          200,000
175,000
------------------------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                       242,000
260,755
------------------------------------------------------------------------------------------------------------------------
PanCanadian Energy Corp., 7.20% Bonds, 11/1/31                                           5,000,000
4,884,290
------------------------------------------------------------------------------------------------------------------------
SESI LLC, 8.875% Sr. Unsec. Nts., 5/15/11                                                  250,000
236,250
------------------------------------------------------------------------------------------------------------------------
Stone Energy Corp.:
8.25% Sr. Sub. Nts., 12/15/11/2/                                                           200,000
204,000
8.75% Sr. Sub. Nts., 9/15/07                                                               300,000
307,500
------------------------------------------------------------------------------------------------------------------------
Westport Resources Corp., 8.25% Sr. Unsec. Sub. Nts., 11/1/11/2/                           500,000
507,500

-------------

18,838,978

------------------------------------------------------------------------------------------------------------------------
Financial--15.7%
Brascan Corp., 8.125% Nts., 12/15/08                                                     6,025,000
6,020,764
------------------------------------------------------------------------------------------------------------------------
BT Institutional Cap Trust A, 8.09% Bonds, 12/1/26/2/                                    5,200,000
5,209,360
------------------------------------------------------------------------------------------------------------------------
Colonial Bank, 9.375% Sub. Nts., 6/1/11                                                  4,600,000
4,847,655
------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston (USA), Inc., 6.125% Nts., 11/15/11                            4,000,000
3,911,292
------------------------------------------------------------------------------------------------------------------------
Dime Capital Trust I, 9.33% Capital Securities, Series A, 5/6/27                         6,300,000
6,694,040
------------------------------------------------------------------------------------------------------------------------
Lion Connecticut Holdings, Inc., 8% Debs., 1/15/17                                         553,000
561,569
------------------------------------------------------------------------------------------------------------------------
Nationwide CSN Trust, 9.875% Sec. Nts., 2/15/25/2/                                       8,000,000
8,321,768
------------------------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27/1/                                     300,000
241,500
------------------------------------------------------------------------------------------------------------------------
Ohio National Financial Services, Inc., 7% Nts., 7/15/11/2/                             10,600,000
10,740,280
------------------------------------------------------------------------------------------------------------------------
Osprey Trust/Osprey I, Inc., 8.31% Sr. Sec. Nts., 1/15/03/2/,/8/                        26,200,000
5,371,000
------------------------------------------------------------------------------------------------------------------------
Oversea-Chinese Banking Corp. Ltd., 7.75% Unsec. Sub. Nts., 9/6/11                       5,300,000
5,544,097
------------------------------------------------------------------------------------------------------------------------
Popular North America, Inc. 6.80% Medium-Term Nts., Series C, 12/21/05                   3,100,000
3,138,052
------------------------------------------------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp., 6.75% Nts., 8/15/11                                      6,000,000
5,995,476
------------------------------------------------------------------------------------------------------------------------
Stilwell Financial, Inc., 7% Nts., 11/1/06                                               8,000,000
7,838,944
------------------------------------------------------------------------------------------------------------------------
Unicredito Italiano Capital Trust, 9.20% Non-Cum. Trust Preferred
Securities, 10/5/49/2,3/                                                                 4,400,000
4,902,150

-------------

79,337,947

------------------------------------------------------------------------------------------------------------------------
Food/Tobacco--0.7%
Canandaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06                                   300,000
310,500
------------------------------------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., Inc. (The), 9.125% Sr. Nts., 12/15/11                    250,000
251,875
------------------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 6.50% Bonds, 11/1/31                                                  2,400,000
2,356,723

                            17 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                         Principal
Market Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Food/Tobacco Continued
Smithfield Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08/1/                        $   250,000           $
246,250
------------------------------------------------------------------------------------------------------------------------
Winn-Dixie Stores, Inc., 8.875% Sr. Nts., 4/1/08                                           200,000
192,000

-----------

3,357,348

------------------------------------------------------------------------------------------------------------------------
Forest Products/Containers--2.0%
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07                             200,000
211,000
------------------------------------------------------------------------------------------------------------------------
Scotia Pacific Co. LLC, 7.71% Sec. Nts., Series B, Cl. A-3, 1/20/14                     11,811,000
9,711,240
------------------------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.75% Sr. Unsec. Nts., 2/1/11                                       200,000
213,500

-----------

10,135,740

------------------------------------------------------------------------------------------------------------------------
Gaming/Leisure--0.8%
Aztar Corp., 9% Sr. Sub. Nts., 8/15/11/2/                                                  400,000
414,000
------------------------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                            150,000
126,375
------------------------------------------------------------------------------------------------------------------------
Felcor Lodging LP, 8.50% Sr. Nts., 6/1/11                                                  184,000
177,560
------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                                    300,000
286,500
------------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                        100,000
106,625
------------------------------------------------------------------------------------------------------------------------
Host Marriott LP, 9.50% Sr. Nts., 1/15/07/2/                                               400,000
402,500
------------------------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                                   250,000
245,000
------------------------------------------------------------------------------------------------------------------------
Meristar Hospitality Corp.:
8.75% Sr. Unsec. Sub. Nts., 8/15/07                                                        700,000
589,750
9.125% Sr. Nts., 1/15/11                                                                   200,000
189,000
------------------------------------------------------------------------------------------------------------------------
Meristar Hospitality Operating Partnership/Finance Corp. II,
10.50% Sr. Nts., 6/15/09/2/                                                                350,000
352,187
------------------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11                                      400,000
397,000
------------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
8.125% Sr. Nts., 1/1/06/1/                                                                 200,000
206,500
8.375% Sr. Sub. Nts., 7/1/11                                                               300,000
310,500
8.75% Sr. Unsec. Sub. Nts., 1/1/09                                                         100,000
104,000
------------------------------------------------------------------------------------------------------------------------
Premier Parks, Inc., 9.75% Sr. Nts., 6/15/07                                               200,000
209,750
------------------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07                                        150,000
153,375

-------------

4,270,622

------------------------------------------------------------------------------------------------------------------------
Healthcare--0.4%
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08                               150,000
150,750
------------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust IV, 7.875% Trust Preferred Nts., 6/15/11              400,000
400,000
------------------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.:
8.75% Sr. Nts., 11/15/08/1/                                                                125,000
140,625
9.75% Sr. Nts., 11/15/08/2/                                                                140,000
157,500
------------------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 9.375% Sr. Nts., 11/15/07/2/                               200,000
204,000
------------------------------------------------------------------------------------------------------------------------
Mallinckroot, Inc., 6% Nts., 10/15/03                                                      500,000
520,288
------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08/1/                  400,000
424,000

-------------

1,997,163

------------------------------------------------------------------------------------------------------------------------
Housing--3.7%
CB Richard Ellis Services, Inc., 11.25% Sr. Unsec. Sub. Nts., 6/15/11                      200,000
172,000

                          18 | OPPENHEIMER BOND FUND

                                                                                         Principal
Market Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Housing Continued
CPG Partners LP, 8.25% Unsec. Unsub. Nts., 2/1/11                                      $ 4,200,000           $
4,258,460
------------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc.:
7.875% Sr. Nts., 8/15/11                                                                   300,000
294,000
9.75% Sr. Sub. Nts., 9/15/10                                                               300,000
310,500
------------------------------------------------------------------------------------------------------------------------
KB Home:
8.65% Sr. Sub. Nts., 12/15/08                                                              400,000
404,000
9.50% Sr. Unsec. Sub. Nts., 2/15/11                                                        200,000
205,000
------------------------------------------------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Unsec. Nts., Series B, 9/1/07                                                   250,000
255,000
9.25% Sr. Nts., Series B, 3/15/07                                                          450,000
461,250
------------------------------------------------------------------------------------------------------------------------
Pulte Corp., 8.125% Sr. Unsec. Nts., 3/1/11                                              1,900,000
1,880,253
------------------------------------------------------------------------------------------------------------------------
Socgen Real Estate LLC, 7.64% Bonds, 12/29/49/2/                                         9,000,000
9,291,501
------------------------------------------------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                                                 1,000,000
995,000

-----------

18,526,964

------------------------------------------------------------------------------------------------------------------------
Information Technology--0.2%
Amkor Technology, Inc., 9.25% Sr. Unsec. Sub. Nts., 2/15/08                                200,000
190,000
------------------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05/1/            500,000
237,500
------------------------------------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp., 10.50% Sr. Unsec. Sub. Nts., 2/1/09                         200,000
213,500
------------------------------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.:
9% Sr. Unsec. Sub. Nts., 2/1/08                                                            175,000
180,250
9% Sr. Unsec. Sub. Nts., 2/1/08                                                             50,000
51,500

------------

872,750

------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.1%
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08/1/,/8/,/9/
100,000                 2,500
------------------------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07/1/                      150,000
108,750
------------------------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07/1/            300,000
264,000
------------------------------------------------------------------------------------------------------------------------
Terex Corp.:
8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                                              150,000
148,500
9.25% Sr. Sub. Nts., 7/15/112                                                              250,000
251,250
------------------------------------------------------------------------------------------------------------------------

775,000

------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--0.4%
AMFM Operating, Inc., 12.625% Sr. Sub. Debs., Series E, 10/31/06/1/,/10/                    24,000
25,650
------------------------------------------------------------------------------------------------------------------------
Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                    1,200,000
1,254,000
------------------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09                 300,000
288,750
------------------------------------------------------------------------------------------------------------------------
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11                             150,000
155,625
------------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.50% Sr. Unsec. Nts., 12/15/08/2/                               400,000
404,000

-------------

2,128,025

------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--1.1%
Adelphia Communications Corp.:
8.375% Sr. Nts., Series B, 2/1/08                                                          700,000
651,875
9.25% Sr. Nts., 10/1/02                                                                    150,000
151,687

                            19 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                         Principal
Market Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Media/Entertainment: Cable/Wireless Video Continued
Charter Communications Holdings LLC/Charter Communications
Holdings Capital Corp.:
8.25% Sr. Unsec. Nts., 4/1/07                                                          $ 1,500,000           $
1,449,375
10% Sr. Unsec. Sub. Nts., 5/15/11                                                          400,000
409,000
10.75% Sr. Unsec. Nts., 10/1/09                                                            400,000
424,000
------------------------------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                              100,000
71,500
------------------------------------------------------------------------------------------------------------------------
EchoStar Broadband Corp., 10.375% Sr. Unsec. Nts., 10/1/07                                 600,000
631,500
------------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                         750,000
776,250
------------------------------------------------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09                          300,000
318,000
------------------------------------------------------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts., 1/15/13                        400,000
417,000
------------------------------------------------------------------------------------------------------------------------
NTL Communications Corp., 11.50% Sr. Unsec. Nts., Series B, 10/1/08                        400,000
142,000
------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8.75% Sr. Sub. Nts., 12/15/11/2/                           250,000
251,250

-------------

5,693,437

------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--0.4%
Adelphia Communications Corp., 10.25% Sr. Unsec. Nts., 11/1/06                             300,000
307,500
------------------------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                                150,000
146,438
------------------------------------------------------------------------------------------------------------------------
Imax Corp., 7.875% Sr. Nts., 12/1/05                                                       400,000
153,000
------------------------------------------------------------------------------------------------------------------------
Key3Media Group, Inc., 11.25% Sr. Sub. Nts., 6/15/11                                       600,000
507,000
------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                                              400,000
419,000
9.625% Sr. Unsec. Sub. Nts., 12/1/06                                                       150,000
157,313
------------------------------------------------------------------------------------------------------------------------
Mail-Well I Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08                          100,000
78,500
------------------------------------------------------------------------------------------------------------------------
Penton Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 6/15/11                                  400,000
230,000

-------------

1,998,751

------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--5.4%
Cable & Wire Optus Ltd., 8.125% Nts., 6/15/09/2/                                         4,750,000
5,213,353
------------------------------------------------------------------------------------------------------------------------
Calpoint Receivable Strip Trust 2001, 7.44% Bonds, 12/10/06/2/                           8,000,000
7,859,704
------------------------------------------------------------------------------------------------------------------------
COLT Telecom Group plc, 12% Sr. Unsec. Disc. Nts., 12/15/06/1/                             350,000
309,750
------------------------------------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 8.70% Sr. Unsec. Nts., 8/1/07/8/
100,000                 9,500
------------------------------------------------------------------------------------------------------------------------
International CableTel, Inc., 11.50% Sr. Deferred Coupon
Nts., Series B, 2/1/06                                                                     750,000
266,250
------------------------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc., 10% Sr. Unsec. Nts., Series B, 11/15/08                    300,000
88,500
------------------------------------------------------------------------------------------------------------------------
Qwest Capital Funding, Inc., 7.625% Bonds, 8/3/21/2/                                     1,500,000
1,434,344
------------------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 7.50% Sr. Unsec. Nts.,
Series B, 11/1/08                                                                        6,710,000
6,793,741
------------------------------------------------------------------------------------------------------------------------
Teleglobe, Inc., 7.70% Unsec. Debs., 7/20/29                                             4,275,000
3,597,430
------------------------------------------------------------------------------------------------------------------------
Triton PCS, Inc., 8.75% Sr. Sub. Nts., 11/15/11/2/                                         400,000
402,000
------------------------------------------------------------------------------------------------------------------------
WorldCom, Inc., 8.25% Bonds, 5/15/31                                                     1,280,000
1,356,900
------------------------------------------------------------------------------------------------------------------------
XO Communications, Inc.:
9% Sr. Unsec. Nts., 3/15/08/8/                                                             150,000
18,750
9.625% Sr. Nts., 10/1/078                                                                  500,000
62,500

-------------

27,412,722

                            20 | OPPENHEIMER BOND FUND

                                                                                         Principal
Market Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Media/Entertainment: Wireless Communications--1.8%
American Cellular Corp., 9.50% Sr. Sub. Nts., 10/15/09                                  $  600,000            $
585,000
------------------------------------------------------------------------------------------------------------------------
American Tower Corp., 9.375% Sr. Nts., 2/1/09                                              600,000
486,000
------------------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                                 100,000
55,500
------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 9.375% Sr. Unsec. Nts., 11/15/09                              900,000
713,250
------------------------------------------------------------------------------------------------------------------------
Omnipoint Corp., 11.50% Sr. Nts., 9/15/09/2/                                               350,000
406,000
------------------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07/11/                         200,000
98,000
------------------------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc., 9.125% Sr. Sec. Nts., Series B, 12/15/06/1/           500,000
532,500
------------------------------------------------------------------------------------------------------------------------
Real Time Data Co., 13% Disc. Nts., 5/31/09/1/,/10/                                        476,601
491,628
------------------------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                              500,000
517,500
------------------------------------------------------------------------------------------------------------------------
SBA Communications Corp.:
0%/12% Sr. Unsec. Disc. Nts., 3/1/08/11/                                                   800,000
604,000
10.25% Sr. Unsec. Nts., 2/1/09                                                             100,000
86,000
------------------------------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08/11/                             300,000
94,500
------------------------------------------------------------------------------------------------------------------------
Triton PCS, Inc., 9.375% Sr. Unsec. Sub. Nts., 2/1/11                                      250,000
260,000
------------------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                            3,795,000
4,326,300

-------------

9,256,178

------------------------------------------------------------------------------------------------------------------------
Metals/Minerals--1.4%
AK Steel Corp.:
7.875% Sr. Unsec. Nts., 2/15/09                                                            500,000
492,500
9.125% Sr. Nts., 12/15/06                                                                  300,000
308,250
------------------------------------------------------------------------------------------------------------------------
Alcoa, Inc., 6% Bonds, 1/15/12                                                           5,750,000
5,718,939
------------------------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                          264,687
160,136
------------------------------------------------------------------------------------------------------------------------
National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                            200,000
71,000
------------------------------------------------------------------------------------------------------------------------
United States Steel LLC, 10.75% Sr. Nts., 8/1/08                                           200,000
192,000

-------------

6,942,825

------------------------------------------------------------------------------------------------------------------------
Retail--0.3%
Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08/11/                                 200,000
149,000
------------------------------------------------------------------------------------------------------------------------
CSK Auto, Inc., 12% Sr. Nts., 6/15/06/2/                                                   200,000
202,500
------------------------------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                                                 100,000
89,500
------------------------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08/1/                                      200,000
180,000
------------------------------------------------------------------------------------------------------------------------
Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts., 8/15/08/1/                                200,000
203,500
------------------------------------------------------------------------------------------------------------------------
May Department Stores Co., 10.625% Debs., 11/1/10                                          405,000
508,740

-------------

1,333,240

------------------------------------------------------------------------------------------------------------------------
Service--1.8%
Allied Waste North America, Inc.:
8.50% Sr. Nts., 12/1/08/2/                                                                 300,000
304,500
8.875% Sr. Nts., Series B, 4/1/08                                                          600,000
621,000
10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                                                 600,000
621,000
------------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                                 250,000
256,250
------------------------------------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08                      150,000
153,938
------------------------------------------------------------------------------------------------------------------------
Integrated Electrical Services, Inc., 9.375% Sr. Sub. Nts., Series C, 2/1/09               300,000
267,000

                            21 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                         Principal
Market Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Service Continued
MMCaps Funding I Ltd., Inc., 8.03% Sr. Nts., 6/15/31/2/                               $  3,850,000          $
3,743,297
------------------------------------------------------------------------------------------------------------------------
PHH Corp., 8.125% Nts., 2/3/03                                                           2,450,000
2,450,039
------------------------------------------------------------------------------------------------------------------------
Protection One, Inc./Protection One Alarm Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05                                                            100,000
82,500
------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09/1/,/8/,/9/
500,000                    50
------------------------------------------------------------------------------------------------------------------------
URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09                                          500,000
514,375

-----------

9,013,949

------------------------------------------------------------------------------------------------------------------------
Transportation--0.4%
Amtran, Inc., 9.625% Nts., 12/15/05                                                        200,000
140,500
------------------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
8.01% Pass-Through Certificates, Series 1998-1C, 1/2/10                                    786,421
762,844
9.375% Sr. Unsec. Nts., 11/15/06                                                           500,000
417,500
------------------------------------------------------------------------------------------------------------------------
Dura Operating Corp., 9% Sr. Unsec. Sub. Nts., Series D, 5/1/09                            300,000
283,500
------------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corp., 7.375% Nts., 1/15/06/8/                                               375,000
52,500
------------------------------------------------------------------------------------------------------------------------
Hayes Lemmerz International, Inc., 11.875% Sr. Nts., 6/15/06/2/,/8/,/9/                    200,000
96,000
------------------------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07/2/              300,000
148,875

-------------

1,901,719

------------------------------------------------------------------------------------------------------------------------
Utility--7.8%
AES Corp. (The):
8.75% Sr. Unsec. Unsub. Nts., 6/15/08                                                      500,000
442,500
8.875% Sr. Unsec. Nts., 2/15/11                                                            300,000
265,500
9.375% Sr. Unsec. Nts., 9/15/10                                                            400,000
362,000
------------------------------------------------------------------------------------------------------------------------
AGL Capital Corp., 7.125% Sr. Unsec. Nts., 1/14/116                                      3,750,000
3,710,438
------------------------------------------------------------------------------------------------------------------------
Alliant Energy Resources, Inc., 7% Nts., 12/1/11                                        10,000,000
9,560,980
------------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 8.375% Sr. Nts., 11/1/082                                         600,000
595,500
------------------------------------------------------------------------------------------------------------------------
CMS Energy Corp., 9.875% Sr. Unsec. Nts., 10/15/07                                         400,000
424,875
------------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co., 6.50% Sr. Nts., 11/15/11                                  5,000,000
4,838,105
------------------------------------------------------------------------------------------------------------------------
PSEG Energy Holdings, Inc., 8.625% Sr. Unsec. Nts., 2/15/08                              3,000,000
3,052,683
------------------------------------------------------------------------------------------------------------------------
PSEG Power LLC, 8.625% Sr. Unsec. Nts., 4/15/31                                          3,500,000
3,897,768
------------------------------------------------------------------------------------------------------------------------
Qwest Corp., 6.875% Unsec. Debs., 9/15/33                                                4,800,000
4,039,070
------------------------------------------------------------------------------------------------------------------------
South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06                                  500,000
526,261
------------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The), 7.50% Sr. Unsec. Unsub. Debs., Cl. A, 1/15/31                 2,100,000
2,051,776
------------------------------------------------------------------------------------------------------------------------
Xcel Energy, Inc., 7% Sr. Unsec. Sub. Nts., 12/1/10                                      5,600,000
5,665,458

-------------

39,432,914

-------------
Total Corporate Bonds and Notes (Cost $266,330,180)
246,216,360

                                                                                            Shares
------------------------------------------------------------------------------------------------------------------------
Preferred Stocks--0.9%
CRIIMI MAE, Inc., 10.875% Cum. Cv., Series B, Non-Vtg                                       13,000
176,800
------------------------------------------------------------------------------------------------------------------------
Pacific Gas & Electric Co., $14.75 Cum./9/                                                 112,000
2,289,000
------------------------------------------------------------------------------------------------------------------------
Southern California Edison Co., 6.45% Cum., Non-Vtg./9/                                     20,000
1,899,376

-------------
Total Preferred Stocks (Cost $4,377,000)
4,365,176

                          22 | OPPENHEIMER BOND FUND

Market Value
                                                                                            Shares            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Common Stocks--0.0%
COLT Telecom Group plc, ADR                                                                  2,730          $
18,728
------------------------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc./9/                                                                         15,232
61,385
------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., Series B (Escrowed)/1/,/9/
25                    --
------------------------------------------------------------------------------------------------------------------------
OpTel, Inc., Non-Vtg./1/,/9/
100                     1
------------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc./9/                                                                     2,867
70,700
------------------------------------------------------------------------------------------------------------------------
Price Communications Corp./9/                                                                1,657
31,632
------------------------------------------------------------------------------------------------------------------------
Star Gas Partners LP
330                 6,735

------------
Total Common Stocks (Cost $248,622)
189,181

                                                                                             Units
------------------------------------------------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%

Chesapeake Energy Corp. Wts.:
Exp. 1/23/03/1/,/9/
1,668                    --
Exp. 1/23/03/1/,/9/
953                    --
Exp. 9/1/04/1/,/9/
2,800                    --
------------------------------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/15/07/1/,/9/
50                     1
------------------------------------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/1/05/1/,/9/
300                     6
------------------------------------------------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/09/1/,/9/
1,062                   106
------------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/15/05/1/,/9/
1,980                    20
------------------------------------------------------------------------------------------------------------------------
Long Distance International, Inc. Wts., Exp. 4/13/08/1/,/9/
150                    --
------------------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/15/07/1/,/9/
200                     2
------------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp. 9/19/10/9/                                                  2,028
18,455
------------------------------------------------------------------------------------------------------------------------
Real Time Data Co. Wts., Exp. 5/31/04/1/,/9/
121,440                 1,214
------------------------------------------------------------------------------------------------------------------------
Signature Brands USA, Inc. Wts., Exp. 8/15/02/1/,/9/
50                    --

------------
Total Rights, Warrants and Certificates (Cost $26,229)
19,804

                                                                    Date       Strike    Contracts
------------------------------------------------------------------------------------------------------------------------
Options Purchased--0.3%
U.S. Treasury Bonds, 5.375%, 2/15/31 Call/1/,/9/                 1/31/02         100%       80,000
890,625
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts. Futures, 10 yr., 3/19/02 Call/9/              1/25/02         105%          720
821,250

------------
Total Options Purchased (Cost $1,164,850)
1,711,875

                                                                                         Principal
                                                                                            Amount
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--6.1%
Repurchase agreement with Banc One Capital Markets, Inc., 1.45%, dated 12/31/01, to be repurchased at $30,941,492 on 1/2/02,
collateralized by U.S. Treasury Nts., 4.75%--7.875%, 2/28/02--11/15/08,
with a value of $15,007,569 and U.S. Treasury Bonds, 7.25%--11.125%,
8/15/03--5/15/16, with a value of $16,589,750 (Cost $30,939,000)                       $30,939,000
30,939,000
------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $788,777,720)                                              152.5%
771,006,119
------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                        (52.5)
(265,583,838)

---------------------------------
Net Assets                                                                                   100.0%
$505,422,281

=================================

                          23 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Identifies issues considered to be illiquid or restricted. See Note 8 of
Notes to Financial Statements.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $96,976,340 or 19.19% of the Fund's net assets as of December 31, 2001.
3. Represents the current interest rate for a variable or increasing rate security.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
5. When-issued security to be delivered and settled after December 31, 2001.
6. Securities with an aggregate market value of $3,885,478 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
8. Issuer is in default.
9. Non-income-producing security.
10. Interest or dividend is paid in kind.
11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.

                          24 | OPPENHEIMER BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2001

--------------------------------------------------------------------------------------------------

Assets

Investments, at value (cost $788,777,720)--see accompanying statement                $ 771,006,119
--------------------------------------------------------------------------------------------------
Cash                                                                                       490,490
--------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis                                                 35,443,251
Interest, dividends and principal paydowns                                               7,777,558
Shares of beneficial interest sold                                                       2,072,226
Daily variation on futures contracts                                                     1,253,734
Other                                                                                        5,134
                                                                                     -------------
Total assets                                                                           818,048,512

--------------------------------------------------------------------------------------------------
Liabilities

Payables and other liabilities:
Investments purchased (including $308,927,724 purchased on a                           311,090,272
when-issued basis)
Shares of beneficial interest redeemed                                                   1,127,432
Distribution and service plan fees                                                         303,454
Shareholder reports                                                                         69,762
Trustees' compensation                                                                       1,028
Transfer and shareholder servicing agent fees                                                  562
Other                                                                                       33,721
                                                                                     -------------
Total liabilities                                                                      312,626,231

--------------------------------------------------------------------------------------------------
Net Assets                                                                           $ 505,422,281
                                                                                     =============

--------------------------------------------------------------------------------------------------
Composition of Net Assets

Paid-in capital                                                                      $ 550,241,393
--------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                      (87,221)
--------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                                          (27,050,280)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and
translation of assets and liabilities denominated in foreign currencies                (17,681,611)
                                                                                     -------------
Net Assets                                                                           $ 505,422,281
                                                                                     =============

                          25 | OPPENHEIMER BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

--------------------------------------------------------------------------------------------------

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$280,131,741 and 28,771,379 shares of beneficial interest outstanding)                       $9.74
Maximum offering price per share (net asset value plus sales charge
of 4.75%of offering price)                                                                  $10.23
--------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $161,998,462
and 16,646,774 shares of beneficial interest outstanding)                                    $9.73
--------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $57,049,290
and 5,856,213 shares of beneficial interest outstanding)                                     $9.74
--------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $2,175,645
and 223,548 shares of beneficial interest outstanding)                                       $9.73
--------------------------------------------------------------------------------------------------
Class Y hares:
Net asset value,redemption price and offering price per share (based on
net assets of $4,067,143 and 418,469 shares of beneficial interest outstanding)              $9.72

See accompanying Notes to Financial Statements.

                          26 | OPPENHEIMER BOND FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2001

--------------------------------------------------------------------------------------------------

Investment Income

Interest                                                                              $ 33,387,137
--------------------------------------------------------------------------------------------------
Dividends                                                                                  464,705
                                                                                      ------------
Total income                                                                            33,851,842

--------------------------------------------------------------------------------------------------
Expenses

Management fees                                                                          2,896,294
--------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                    582,277
Class B                                                                                  1,183,059
Class C                                                                                    367,964
Class N                                                                                      2,413
--------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                    438,127
Class B                                                                                    222,200
Class C                                                                                     68,220
Class N                                                                                      1,293
Class Y                                                                                      3,171
--------------------------------------------------------------------------------------------------
Shareholder reports                                                                        158,718
--------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                 48,088
--------------------------------------------------------------------------------------------------
Trustees' compensation                                                                      16,266
--------------------------------------------------------------------------------------------------
Other                                                                                       40,041
                                                                                      ------------
Total expenses                                                                           6,028,131
Less reduction to custodian expenses                                                       (18,965)
Less voluntary waiver of transfer and shareholder servicing agent
fees--Class Y                                                                                 (537)
                                                                                      ------------
Net expenses                                                                             6,008,629

--------------------------------------------------------------------------------------------------
Net Investment Income                                                                   27,843,213

--------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments (including premiums on options exercised)                                    6,330,904
Closing of futures contracts                                                            (4,592,493)
Closing and expiration of option contracts written                                       2,008,237
Foreign currency transactions                                                              (48,805)
                                                                                      ------------
Net realized gain (loss)                                                                 3,697,843

--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:

Investments                                                                            (11,624,911)
Translation of assets and liabilities denominated in foreign currencies                     25,999
                                                                                      ------------
Net change                                                                             (11,598,912)
                                                                                      ------------
Net realized and unrealized gain (loss)                                                 (7,901,069)

--------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                  $ 19,942,144
                                                                                      ============

See accompanying Notes to Financial Statements.

                          27 | OPPENHEIMER BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                                  2001              2000
---------------------------------------------------------------------------------------------------------------

Operations
Net investment income (loss)                                                    $  27,843,213     $  22,539,614
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                            3,697,843       (16,099,577)
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                              (11,598,912)       10,311,300
                                                                                -------------------------------
Net increase (decrease) in net assets resulting from operations                    19,942,144        16,751,337

---------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                           (17,585,602)      (15,456,296)
Class B                                                                            (7,889,070)       (5,548,538)
Class C                                                                            (2,470,735)       (1,505,221)
Class N                                                                               (50,649)             --
Class Y                                                                              (180,125)          (31,117)

---------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:

Class A                                                                            81,188,197       (13,836,138)
Class B                                                                            81,353,784        (9,643,604)
Class C                                                                            33,926,102           548,199
Class N                                                                             2,250,053              --
Class Y                                                                             3,288,451           694,579

---------------------------------------------------------------------------------------------------------------
Net Assets

Total increase (decrease)                                                         193,772,550       (28,026,799)
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                               311,649,731       339,676,530
                                                                                -------------------------------
End of period [including undistributed (overdistributed) net
investment income of $(87,221) and $(35,046), respectively]                     $ 505,422,281     $ 311,649,731
                                                                                ===============================

See accompanying Notes to Financial Statements.

                          28 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS

Class A      Year Ended December 31,                      2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------

Per Share Operating Data

Net asset value, beginning of period                     $9.79        $9.97       $10.86       $10.97       $10.70
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .73/1/       .73          .71          .71          .77
Net realized and unrealized gain (loss)                   (.05)/1/     (.18)        (.89)        (.11)         .27
                                                         ---------------------------------------------------------
Total income (loss)
from investment operations                                 .68          .55         (.18)         .60         1.04
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.73)        (.73)        (.71)        (.71)
(.77)
                                                         ---------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.73)        (.73)        (.71)        (.71)
(.77)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.74        $9.79        $9.97       $10.86       $10.97
                                                         =========================================================

------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                       7.05%        5.80%       (1.65)%       5.61%
10.13%

------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)              $280,132     $202,833     $220,502     $246,668     $190,706
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $237,232     $205,883     $251,190     $217,944     $187,458
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                     7.31%/1/     7.48%        6.88%        6.46%
7.20%
Expenses                                                  1.23%        1.31%        1.24%        1.22%/4/
1.27%/4/
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    162%         255%         238%          67%
51%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      $ .74
Net realized and unrealized gain (loss)    $(.06)
Net investment income ratio                 7.43%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          29 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class B      Year Ended December 31,                      2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------

Per Share Operating Data

Net asset value, beginning of period                     $9.79        $9.96       $10.86       $10.97       $10.69
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .65/1/       .66          .63          .62          .69
Net realized and unrealized gain (loss)                   (.05)/1/     (.17)        (.90)        (.10)         .28
                                                         ---------------------------------------------------------
Total income (loss)
from investment operations                                 .60          .49         (.27)         .52          .97
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.66)        (.66)        (.63)        (.63)
(.69)
                                                         ---------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.66)        (.66)        (.63)        (.63)
(.69)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.73        $9.79        $9.96       $10.86       $10.97
                                                         =========================================================

------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                       6.14%        5.11%       (2.48)%       4.81%
9.41%

------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)              $161,998      $83,637      $94,845      $88,061      $48,255
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $118,521      $83,394      $95,285      $64,330      $41,439
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                     6.60%/1/     6.71%        6.13%        5.68%
6.42%
Expenses                                                  1.99%        2.07%        1.99%        1.97%/4/
2.02%/4/
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    162%         255%         238%          67%
51%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      $ .66
Net realized and unrealized gain (loss)    $(.06)
Net investment income ratio                 6.72%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          30 | OPPENHEIMER BOND FUND

Class C      Year Ended December 31,                      2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------

Per Share Operating Data

Net asset value, beginning of period                     $9.80        $9.97       $10.87       $10.98       $10.70
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .65/1/       .66          .63          .62          .69
Net realized and unrealized gain (loss)                   (.05)/1/     (.17)        (.90)        (.10)         .28
                                                         ---------------------------------------------------------
Total income (loss)
from investment operations                                 .60          .49         (.27)         .52          .97
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.66)        (.66)        (.63)        (.63)
(.69)
                                                         ---------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.66)        (.66)        (.63)        (.63)
(.69)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.74        $9.80        $9.97       $10.87       $10.98
                                                         =========================================================

------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                       6.14%        5.11%       (2.47)%       4.81%
9.39%

------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)               $57,049      $24,303      $24,143      $21,796       $9,188
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $36,886      $22,605      $24,218      $15,198       $6,134
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                     6.65%/1/     6.71%        6.13%        5.66%
6.36%
Expenses                                                  1.98%        2.07%        1.99%        1.96%/4/
2.02%/4/
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    162%         255%         238%          67%
51%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      $ .66
Net realized and unrealized gain (loss)    $(.06)
Net investment income ratio                 6.77%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          31 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS Continued

                                                       Class N                                             Class Y
                                                        Period                                                Year
                                                         Ended                                               Ended
                                                      Dec. 31,                                            Dec. 31,
                                                          2001/1/      2001         2000         1999
1998/2/
------------------------------------------------------------------------------------------------------------------

Per Share Operating Data

Net asset value, beginning of period                    $10.02        $9.78        $9.95       $10.86       $10.88
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .61/3/       .76/4/        .85          .76          .49
Net realized and unrealized gain (loss)                   (.29)/3/     (.05)/4/     (.18)        (.91)
(.02)

----------------------------------------------------------
Total income (loss) from
investment operations                                      .32          .71          .67         (.15)         .47
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.61)        (.77)        (.84)        (.76)
(.49)

----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.61)        (.77)        (.84)        (.76)
(.49)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 9.73       $ 9.72        $9.78       $ 9.95       $10.86

==========================================================

------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value5                         3.18%        7.30%        7.13%       (1.37)%
4.40%

------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                $2,176       $4,067         $877         $186           $1
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $  768       $2,286         $340          $31           $1
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:6
Net investment income                                     7.87%/3/     7.85%/4/     7.92%        7.94%
6.84%
Expenses                                                  1.37%        0.94%        0.83%        0.83%
0.74%/7/
Expenses, net of reduction to custodian
expenses and/or voluntary waiver
of transfer agent fees                                     N/A         0.92%         N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    162%         162%         255%         238%
67%

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. For the period from April 27,1998 (inception of offering) to December 31,
1998.
3. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      Change less than $0.005 per share
Net realized and unrealized gain (loss)    Change less than $0.005 per share
Net investment income ratio 7.99%

4. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      $ .77
Net realized and unrealized gain (loss)    $(.06)
Net investment income ratio                 7.97%

5. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
6. Annualized for periods of less than one full year.
7. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          32 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
1.Significant Accounting Policies

Oppenheimer Bond Fund (the Fund) is a separate fund of Oppenheimer Integrity
Funds, an open-end management investment company registered under the Investment
Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt instruments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
Retirement plans that offer Class N shares may impose charges on those accounts.
Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially

                          33 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

-------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
fully invested. As of December 31, 2001, the Fund had entered into net outstanding when-issued commitments of $273,484,473.

   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-
related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.

   Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

-------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2001, securities with an aggregate market value of $5,852,675, representing 1.16% of the Fund's net assets, were in default.

-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                          34 | OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring
----------------------------------
2003                  $   748,553
2004                    1,106,500
2007                   10,208,297
2008                   13,887,954
                      ------------
Total                 $25,951,304
                      ============

During the fiscal year ended December 31, 2001, the Fund utilized $4,380,862 of capital loss carryover to offset capital gains realized in the current fiscal year.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss)
for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $2,663,544, a decrease in undistributed net investment income of $280,793 and an increase in accumulated net realized loss on investments of $2,944,337. Net assets of the Fund were unaffected by the reclassifications.

                          35 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 1.Significant Accounting Policies Continued

 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Noncash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a
 $331,883 decrease to cost of securities and a corresponding $331,883 decrease in net unrealized depreciation, based on securities held as of December 31,
 2000. For the year ended December 31, 2001, interest income decreased by
 $489,625, net realized gain on investments decreased by $220,994, and the change in net unrealized depreciation on investments decreased by $710,619.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                          36 | OPPENHEIMER BOND FUND

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                Year Ended December 31, 2001/1/      Year Ended December 31, 2000
                                    Shares            Amount             Shares            Amount
----------------------------------------------------------------------------------------------------

Class A
Sold                            16,363,435      $163,919,591          5,364,030      $ 52,505,691
Dividends and/or
distributions reinvested         1,295,039        12,926,638          1,143,508        11,181,770
Redeemed                        (9,595,307)      (95,658,032)        (7,922,476)      (77,523,599)
                               ---------------------------------------------------------------------
Net increase (decrease)          8,063,167      $ 81,188,197         (1,414,938)     $(13,836,138)
                               =====================================================================

----------------------------------------------------------------------------------------------------
Class B
Sold                            11,714,972      $117,368,490          2,480,901      $ 24,274,682
Dividends and/or
distributions reinvested           543,150         5,415,992            393,278         3,845,596
Redeemed                        (4,154,269)      (41,430,698)        (3,851,482)      (37,763,882)
                               ---------------------------------------------------------------------
Net increase (decrease)          8,103,853      $ 81,353,784           (977,303)     $ (9,643,604)
                               =====================================================================

----------------------------------------------------------------------------------------------------
Class C
Sold                             4,852,582      $ 48,669,011          1,110,309      $ 10,840,387
Dividends and/or
distributions reinvested           166,771         1,663,973            102,745         1,005,571
Redeemed                        (1,643,106)      (16,406,882)        (1,154,175)      (11,297,759)
                               ---------------------------------------------------------------------
Net increase (decrease)          3,376,247      $ 33,926,102             58,879      $    548,199
                               =====================================================================

----------------------------------------------------------------------------------------------------
Class N
Sold                               232,768      $  2,343,541                 --      $         --
Dividends and/or
distributions reinvested             5,140            50,529                 --                --
Redeemed                           (14,360)         (144,017)                --                --
                               ---------------------------------------------------------------------
Net increase (decrease)            223,548      $  2,250,053                 --      $         --
                               =====================================================================

----------------------------------------------------------------------------------------------------
Class Y
Sold                               376,114      $  3,760,382             99,175      $    970,113
Dividends and/or
distributions reinvested             1,285            12,769                 --                --
Redeemed                           (48,603)         (484,700)           (28,221)         (275,534)
                               ---------------------------------------------------------------------
Net increase (decrease)            328,796      $  3,288,451             70,954      $    694,579
                               =====================================================================

1. For the year ended December 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to December 31, 2001, for
Class N shares.

                          37 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were
$1,070,280,490 and $868,751,966, respectively.
     As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $791,674,153 was:

           Gross unrealized appreciation              $13,956,275
           Gross unrealized depreciation              (34,624,309)
                                                    -------------
           Net unrealized appreciation               $(20,668,034)
                                                    =============

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended December
31, 2001, was an annualized rate of 0.73%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS an agreed upon per account fee. Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of Class Y shares, effective January 1, 2001, and for all other classes, 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                          38 | OPPENHEIMER BOND FUND

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate         Class A      Concessions      Concessions      Concessions
Concessions
                 Front-End Sales       Front-End       on Class A       on Class B       on Class C       on
Class N
                      Charges on   Sales Charges           Shares           Shares           Shares
Shares
                         Class A     Retained by      Advanced by      Advanced by      Advanced by      Advanced
by
Year Ended                Shares     Distributor   Distributor/1/   Distributor/1/   Distributor/1/
Distributor/1/
----------------------------------------------------------------------------------------------------------------------

December
31, 2001              $1,391,486        $501,793         $156,331       $2,403,539         $286,901
$20,421

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                  Class A Contingent    Class B Contingent    Class C Contingent    Class N Contingent
                      Deferred Sales        Deferred Sales        Deferred Sales        Deferred Sales
                    Charges Retained      Charges Retained      Charges Retained      Charges Retained
Year Ended            by Distributor        by Distributor        by Distributor        by Distributor
--------------------------------------------------------------------------------------------------------

December
31, 2001                     $26,759              $285,551               $13,163                   $45

The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the
Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended December 31, 2001, payments under the Class A plan totaled $582,277, all of which were paid by the Distributor to recipients, and included $110,787 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class
C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected

                          39 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
on redeemed shares and asset-based sales charges from the Fund under the plans.
If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

     Distribution fees paid to the Distributor for the year ended December 31,
2001, were as follows:

                                                                               Distributor's
                                                              Distributor's        Aggregate
                                                                  Aggregate     Unreimbursed
                                      Total         Amount     Unreimbursed    Expenses as %
                                   Payments    Retained by         Expenses    of Net Assets
                                 Under Plan    Distributor       Under Plan         of Class
---------------------------------------------------------------------------------------------

Class B Plan                     $1,183,059       $965,705       $5,048,135             3.12%
Class C Plan                        367,964        135,995          939,972             1.65
Class N Plan                          2,413          2,413           44,095             2.03

--------------------------------------------------------------------------------
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
6. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures

                          40 | OPPENHEIMER BOND FUND

contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     As of December 31, 2001, the Fund had outstanding futures contracts as follows:

                                                                                    Unrealized
                            Expiration         Number of     Valuation as of      Appreciation
Contract Description             Dates         Contracts   December 31, 2001    (Depreciation)
------------------------------------------------------------------------------------------------

Contracts to Purchase
U.S. Long Bond                 3/19/02               925         $93,916,406         $(525,978)
U.S. Treasury Nts., 5 yr.      3/19/02               400          42,331,250           293,750
U.S. Treasury Nts., 10 yr.     3/19/02               201          21,133,266           322,218
                                                                                     -----------
                                                                                     $  89,990
                                                                                     ===========

--------------------------------------------------------------------------------
7. Option Activity

     The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
     Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments.

                          41 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
7. Option Activity Continued

     Options written are reported as a liability in the Statement of Assets and
Liabilities. Realized gains and losses are reported in the Statement of
Operations.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Written option activity for the year ended December 31, 2001, was as follows:

                                                    Call Options                            Put Options
                              ----------------------------------------------------------------------------
                              Principal (000s)/                      Principal (000s)/
                                      Number of        Amount of             Number of        Amount of
                                      Contracts         Premiums             Contracts         Premiums
----------------------------------------------------------------------------------------------------------

Options outstanding as of
December 31, 2000                            --      $        --                   --       $        --
Options written                         136,601        2,230,802                5,544         1,794,999
Options closed or expired              (136,201)      (2,095,302)              (4,594)       (1,625,843)
Options exercised                          (400)        (135,500)                (950)         (169,156)
                              ----------------------------------------------------------------------------
Options outstanding as of
December 31, 2001                            --      $        --                   --       $        --
                              ============================================================================

--------------------------------------------------------------------------------
8. Illiquid or Restricted Securities

As of December 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2001, was $39,002,135, which represents 7.72% of the Fund's net assets, of which $1,214 is considered restricted. Information concerning restricted securities is as follows:

                                                                                               Unrealized
                                            Acquisition                 Valuation as of      Appreciation
Security                                          Dates        Cost    December 31, 2001    (Depreciation)
-----------------------------------------------------------------------------------------------------------

Stocks and/or Warrants
Geotek Communications, Inc.,
Series B (Escrowed)                              1/4/01      $  100              $   --            $(100)
Real Time Data Co. Wts., Exp. 5/31/04           6/30/99       1,214               1,214               --

                          42 | OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
9. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08%
per annum.
     The Fund had no borrowings outstanding during the year ended or at December
31, 2001.

                                                      Appendix A

                                                 RATINGS DEFINITIONS

Below are summaries of the rating  definitions used by the  nationally-recognized  rating agencies listed below. Those ratings  represent the opinion of the agency as to the credit  quality of issues that they rate.  The summaries  below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM (TAXABLE) BOND RATINGS

Aaa:  Bonds  rated  "Aaa" are  judged to be the best  quality.  They carry the  smallest  degree of  investment  risk.
Interest  payments are protected by a large or by an  exceptionally  stable margin and principal is secure.  While the various  protective  elements are likely to change,  the changes that can be expected are most  unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards.  Together with the "Aaa" group,  they comprise what are  generally  known as  high-grade  bonds.  They are  rated  lower  than the  best  bonds  because  margins  of protection  may not be as large as with "Aaa"  securities  or  fluctuation  of  protective  elements may be of greater amplitude or there may be other  elements  present which make the long-term risk appear  somewhat  larger than that of
"Aaa" securities.

A: Bonds rated "A" possess many  favorable  investment  attributes  and are to be  considered  as  upper-medium  grade obligations.  Factors giving  security to principal and interest are  considered  adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:  Bonds rated "Baa" are  considered  medium-grade  obligations;  that is, they are neither  highly  protected  nor poorly  secured.  Interest  payments and principal  security  appear  adequate for the present but certain  protective elements  may be  lacking  or may be  characteristically  unreliable  over any great  length of time.  Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements.  Their future cannot be considered  well-assured.  Often the protection of interest and principal  payments may be very moderate and thereby not well  safeguarded  during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack  characteristics  of the desirable  investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds  rated  "Caa" are of poor  standing.  Such  issues may be in default or there may be present  elements  of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent  obligations  which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds  rated "C" are the lowest  class of rated bonds and can be regarded as having  extremely  poor  prospects  of ever attaining any real investment standing.

Con. (...):  Bonds for which the security  depends on the  completion of some act or the  fulfillment  of some condition are rated  conditionally.  These bonds are secured by (a)  earnings of projects  under  construction,  (b) earnings of projects  unseasoned in operating  experience,  (c) rentals that begin when facilities are completed,  or (d) payments to which some other  limiting  condition  attaches.  The  parenthetical  rating denotes  probable  credit stature upon completion of construction or elimination of the basis of the condition.

Moody's applies  numerical  modifiers 1, 2, and 3 in each generic rating  classification  from "Aa" through "Caa." The modifier "1" indicates that the obligation  ranks in the higher end of its generic rating  category;  the modifier "2"
indicates a mid-range  ranking;  and the  modifier  "3"  indicates a ranking in the lower end of that  generic  rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - Taxable Debt

These  ratings  apply to the ability of issuers to honor  senior debt  obligations  having an  original  maturity  not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2:  Issuer has a strong  ability for  repayment  of senior  short-term  debt  obligations.  Earnings  trends and coverage ratios,  while sound, may be more subject to variation.  Capitalization  characteristics,  while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuer has an acceptable  ability for  repayment of senior  short-term  obligations.  The effect of industry characteristics and market  compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection  measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's")

LONG-TERM CREDIT RATINGS

AAA:  Bonds rated "AAA" have the highest  rating  assigned by Standard & Poor's.  The  obligor's  capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest  rated bonds only in small  degree.  The  obligor's  capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat  more  susceptible  to the adverse  effects of changes in  circumstances  and economic conditions  than  obligations  in  higher-rated  categories.  However,  the  obligor's  capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit  adequate  protection  parameters.  However,  adverse  economic  conditions or changing circumstances  are more likely to lead to a weakened  capacity of the obligor to meet its financial  commitment on the obligation.

BB, B, CCC, CC, and C

Obligations  rated `BB', `B', `CCC',  `CC', and `C' are regarded as having  significant  speculative  characteristics.
`BB'  indicates the least degree of  speculation  and `C' the highest.  While such  obligations  will likely have some quality and protective  characteristics,  these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated "BB" are less  vulnerable  to  nonpayment  than other  speculative  issues.  However,  they face major ongoing  uncertainties  or exposure to adverse  business,  financial,  or economic  conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds  rated "B" are more  vulnerable  to  nonpayment  than bonds rated "BB",  but the  obligor  currently  has the capacity to meet its financial  commitment on the obligation.  Adverse  business,  financial,  or economic  conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently vulnerable to nonpayment,  and are dependent upon favorable business,  financial, and economic  conditions for the obligor to meet its financial  commitment on the obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor is not likely to have the capacity to meet its  financial commitment on the obligation.

CC: Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated  debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment.  The "C"
rating may be used to cover a situation  where a  bankruptcy  petition  has been filed or similar  action  taken,  but payments on this  obligation are being  continued.  A "C" also will be assigned to a preferred  stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: Bonds rated "D" are in payment  default.  The "D" rating  category is used when payments on an  obligation  are not made on the date due even if the  applicable  grace period has not expired,  unless  Standard & Poor's  believes  that such  payments  will be made  during  such  grace  period.  The "D"  rating  also  will be used  upon the  filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The  ratings  from "AA" to "CCC" may be  modified  by the  addition  of a plus (+) or minus (-) sign to show  relative standing  within  the major  rating  categories.  The "r"  symbol is  attached  to the  ratings  of  instruments  with significant noncredit risks.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term bond rated "A-1" is rated in the highest  category by Standard & Poor's.  The obligor's  capacity to meet its financial  commitment on the obligation is strong.  Within this category,  certain obligations are designated with a plus  sign  (+).  This  indicates  that the  obligor's  capacity  to meet  its  financial  commitment  on these obligations is extremely strong.

A-2: A short-term  bond rated "A-2" is somewhat more  susceptible to the adverse  effects of changes in  circumstances and economic  conditions than obligations in higher rating  categories.  However,  the obligor's  capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term bond rated "A-3" exhibits adequate protection  parameters.  However,  adverse economic conditions or changing  circumstances  are  more  likely  to lead to a  weakened  capacity  of the  obligor  to meet  its  financial commitment on the obligation.

B: A short-term bond rated "B" is regarded as having significant  speculative  characteristics.  The obligor currently has the capacity to meet its financial  commitment on the obligation;  however,  it faces major ongoing  uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term  bond rated "C" is currently  vulnerable  to  nonpayment  and is dependent  upon  favorable  business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term bond rated "D" is in payment  default.  The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable  grace period has not expired,  unless  Standard & Poor's believes that such  payments  will be made  during  such grace  period.  The "D" rating  also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA:  Highest Credit  Quality.  "AAA" ratings denote the lowest  expectation of credit risk. They are assigned only in the case of  exceptionally  strong  capacity for timely  payment of  financial  commitments.  This  capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit  Quality.  "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial  commitments.  This capacity is not  significantly  vulnerable to foreseeable events.

A: High Credit  Quality.  "A" ratings  denote a low  expectation  of credit risk.  The capacity for timely  payment of financial  commitments  is  considered  strong.  This  capacity may,  nevertheless,  be more  vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB:  Good Credit  Quality.  "BBB"  ratings  indicate that there is currently a low  expectation  of credit risk.  The capacity for timely payment of financial  commitments is considered  adequate,  but adverse  changes in  circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB:  Speculative.  "BB" ratings  indicate that there is a possibility of credit risk  developing,  particularly as the result of adverse  economic change over time.  However,  business or financial  alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly  Speculative.  "B" ratings indicate that significant credit risk is present,  but a limited margin of safety remains.  Financial commitments are currently being met. However,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real  possibility.  Capacity for meeting  financial  commitments is solely reliant upon sustained,  favorable  business or economic  developments.  A "CC" rating  indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D:  Default.  The ratings of  obligations  in this  category are based on their  prospects  for achieving partial or full recovery in a  reorganization  or  liquidation  of the obligor.  While  expected  recovery  values are highly  speculative  and cannot be estimated  with any precision,  the following  serve as general  guidelines.  "DDD"
obligations  have the highest  potential for recovery,  around 90%-100% of outstanding  amounts and accrued  interest.
"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities  rated in this category have  defaulted on some or all of their  obligations.  Entities  rated "DDD" have the highest  prospect for  resumption  of  performance  or  continued  operation  with or without a formal  reorganization process.  Entities rated "DD" and "D" are generally undergoing a formal  reorganization or liquidation process;  those rated "DD" are likely to satisfy a higher portion of their  outstanding  obligations,  while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating  symbol to denote  relative  status  within the major  rating categories.  Plus and  minus  signs  are not  added  to the  "AAA"  category  or to  categories  below  "CCC,"  nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1: Highest credit  quality.  Strongest  capacity for timely payment of financial  commitments.  May have an added "+"
to denote any exceptionally strong credit feature.

F2: Good credit  quality.  A  satisfactory  capacity for timely  payment of financial  commitments,  but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit  quality.  Capacity  for timely  payment of financial  commitments  is  adequate.  However,  near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative.  Minimal  capacity  for timely  payment of financial  commitments,  plus  vulnerability  to near-term adverse changes in financial and economic conditions.

C:  High  default  risk.  Default  is a real  possibility.  Capacity  for  meeting  financial  commitments  is  solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

--------
1 Messrs. Bowen, Cameron, Marshall and Murphy are not Directors of Panorama Series Fund, Inc. Messrs. Armstrong,
Bowen, Cameron, Fossel and Marshall are not Managing General Partners of Centennial America Fund, L.P. Mr. Murphy is
not a Trustee or Managing General Partner of any of the Centennial trusts.
2 The address of each Trustee is 6803 S. Tucson Way, Englewood, CO 80112-3924.
3 Each Trustee serves for an indefinite term, until his resignation, death or removal.
4 The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
5 Mr. Murphy serves for an indefinite term, until his resignation, death or removal.
6 Includes shares owned by Mr. Murphy in other Oppenheimer Funds for which he serves as director or trustee.
7 The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Mr. Wixted and Ms. Ives, whose address is 6803 S. Tucson Way, Englewood, CO 80112-3924.
8 Each Officer serves for an annual term or until his or her earlier resignation, death or removal.
9.  The term "Independent Trustees" used in reference to plans adopted under Rule 12b-1 of the Investment Company
Act means those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal
Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers.
These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the
Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the
Distributor.
5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7) custodial plans.
11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

                                                      Appendix B

                                               Industry Classifications

Aerospace & Defense                                     Household Durables
Air Freight & Couriers                                  Household Products
Airlines                                                    Industrial Conglomerates
Auto Components                                             Insurance
Automobiles                                                 Internet & Catalog Retail
Banks                                                       Internet Software & Services
Beverages                                                   Information Technology Consulting & Services
Biotechnology                                               Leisure Equipment & Products
Building Products                                           Machinery
Chemicals                                                   Marine
Commercial Services & Supplies                          Media
Communications Equipment                                    Metals & Mining
Computers & Peripherals                                 Multiline Retail
Construction & Engineering                              Multi-Utilities
Construction Materials                                      Office Electronics
Containers & Packaging                                  Oil & Gas
Distributors                                                Paper & Forest Products
Diversified Financials                                      Personal Products
Diversified Telecommunication Services                      Pharmaceuticals
Electric Utilities                                          Real Estate
Electrical Equipment                                        Road & Rail
Electronic Equipment & Instruments                      Semiconductor Equipment & Products
Energy Equipment & Services                             Software
Food & Drug Retailing                                   Specialty Retail
Food Products                                               Textiles & Apparel
Gas Utilities                                               Tobacco
Health Care Equipment & Supplies                        Trading Companies & Distributors
Health Care Providers & Services                        Transportation Infrastructure
Hotels Restaurants & Leisure                            Water Utilities
                                                            Wireless Telecommunication Services

                                                      Appendix C

                            OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans.
Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional
Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1)  plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
              2)  non-qualified deferred compensation plans,
              3)  employee benefit plans3
              4)  Group Retirement Plans4
              5)  403(b)(7) custodial plan accounts
              6)  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

                     Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
----------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to
the Class A Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
|_|      Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
              (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
              certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on
                  a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
                  Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between
                  Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable
                  Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and
                  Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with
                  Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees
                  (as determined by the Merrill Lynch plan conversion manager).
|_|      Purchases by a Retirement  Plan whose record keeper had a  cost-allocation  agreement with the Transfer Agent on or before March 1, 2001.
II.

                                Waivers of Class A Sales Charges of Oppenheimer Funds
----------------------------------------------------------------------------------------------------------------------

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term
              "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the
              Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the
              Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the
              Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

         Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal
              Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through
              DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other
              Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market
              Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid
              Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the
              Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
              2)  To return excess contributions.
              3)  To return contributions made due to a mistake of fact.
              4)  Hardship withdrawals, as defined in the plan.6
              5)  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
                  Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
                  Revenue Code.
              8)  For loans to participants or beneficiaries.
              9)  Separation from service.7
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the
                  Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.                      Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
----------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable
              Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the
              Social Security Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of
              Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|      Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4)  To make hardship withdrawals, as defined in the plan.9
              5)  To make distributions required under a Qualified Domestic Relations Order or, in the case of an
                  IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
                  Revenue Code.
              8)  For loans to participants or beneficiaries.10
              9)  On account of the participant's separation from service.11
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed
                  10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a
                  Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|      Shares sold to the Manager or its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families"
              as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.

   Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former
                                                     Quest for Value Funds
----------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized)
into various Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the
              Former Quest for Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November
              24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

|X|      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

----------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who
qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|      Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o        Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund.
The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o        withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value
Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to
November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                      Connecticut Mutual Investment Accounts, Inc.
------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
     Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account            CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account      CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

|X|      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut
Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were
                  $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the
                  Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of Intention entered into prior to March 18,
                  1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior
Class A CDSC.

|X|      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the
                  Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
                  Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
              4)  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the
                  prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the
Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or
Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under
         Section 457 of the Code, or other employee benefit plans;
     4)  as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's
         Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.                   Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
----------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income
Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.            Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
----------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Bond Fund

Internet Web Site:
         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Advisor
         OppenheimerFunds, Inc.
         498 Seventh Avenue
         New York, New York 10018

Distributor
         OppenheimerFunds Distributor, Inc.
         498 Seventh Avenue
         New York, New York 10018

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian Bank
         The Bank of New York
         23 William Street
         New York, New York 10286

Independent Auditors
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

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